UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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Lilis Energy, Inc.

(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[________], 2016

To Our Stockholders:

You are cordially invited to attend the special meeting of the stockholders of Lilis Energy, Inc. (“we,” “us,” “our,” “Lilis Energy,” “Lilis,” or the “Company), at the offices of K&L Gates LLP located at 599 Lexington Avenue, New York, NY 10022-6030, at 10:00 a.m. (Local Time) on [________], 2016, or at any adjournment or postponement thereof (the “Special Meeting”). At the Special Meeting, you will be asked to vote on each of the three (3) proposals set forth in the attached Notice of Special Meeting of Stockholders and proxy statement, which contains detailed information about each proposal and other matters related to the Special Meeting.

All of Lilis’s stockholders of record as of the close of business August 30, 2016 will be entitled to vote at the Special Meeting. Whether or not you plan to attend the Special Meeting, you are encouraged to vote your shares by using the internet or telephone, or by mail by signing, dating and returning the proxy card enclosed, as described in the accompanying Proxy Statement. If you do attend the Special Meeting and wish to vote in person, you may withdraw your proxy at that time.

If you have any questions or require any assistance with voting your shares, please contact the Company at 216 16th Street, Suite 1350, Denver, Colorado 80202 or by telephone at (210) 999-5400.

Sincerely,

/s/ Abraham Mirman
Abraham Mirman
Chief Executive Officer

LILIS ENERGY, INC.

216 16th Street, Suite 1350

Denver, Colorado

(210) 999-5400

NOTICE OF THE SPECIAL MEETING OF STOCKHOLDERS
To be held on [________], 2016 at 10:00 a.m. (Local Time)

NOTICE IS HEREBY GIVEN that the special meeting of stockholders of Lilis Energy, Inc. (“we,” “us,” “our,” “Lilis Energy,” “Lilis,” or the “Company) will be held at the offices of K&L Gates LLP located at 599 Lexington Avenue, New York, NY 10022-6030, at 10:00 a.m. (Local Time) on [________], 2016, or at any adjournment or postponement thereof (the “Special Meeting”), for the following purposes:

1.	To approve the potential issuance of 20% or more of our outstanding common stock with respect to our Series B 6% Convertible Preferred Stock and related warrants to purchase common stock;

2.	To approve an amendment to our 2016 Omnibus Incentive Plan to increase the authorized number of shares of common stock available and reserved for issuance under such plan by 5,000,000 shares to an aggregate of 10,000,000 shares;

3.	To ratify and approve a reverse stock split of our issued and outstanding common stock; and

4.	To transact any other business as may properly come before the Special Meeting and any adjournment thereof.

We have set the close of business on August 30, 2016 as the record date for the Special Meeting.

It is important that your shares be represented and voted whether or not you plan to attend the Special Meeting in person. You may vote on the internet, by telephone, or by completing and mailing a proxy card or the form forwarded by your bank, broker or other holder of record. Voting over the internet, by telephone, or by written proxy will ensure your shares are represented at the Special Meeting. Please review the instructions on the proxy card or the information forwarded by your bank, broker or other holder of record regarding each of these voting options.

AFTER CAREFUL CONSIDERATION, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE PROPOSALS PRESENTED AT THE SPECIAL MEETING.

By Order of the Board of Directors

/s/ Abraham Mirman
Abraham Mirman, Chief Executive Officer
New York, New York
[________], 2016

PLEASE DATE, SIGN AND MAIL THE ENCLOSED PROXY CARD OR

SUBMIT YOUR PROXY USING THE INTERNET OR TELEPHONE.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

This proxy statement may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws, including, but not limited to additional matters to be presented at the Special Meeting; executive sessions of the Board; potential payments upon termination or change in control; the impact of the compensation program on the Company; and any statements or assumptions underlying any of the foregoing.

Forward-looking statements may include the words “may,” “should,” “could,” “estimate,” “intend,” “plan,” “project,” “continue,” “believe,” “expect,” or “anticipate” or other similar words. These forward-looking statements present our estimates and assumptions only as of the date of this presentation. Except as required by law, we do not intend, and undertake no obligation, to update any forward-looking statement.

Although we believe that the expectations reflected in any of our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in any of our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and inherent risks and uncertainties. For a detailed description of factors that could cause actual results to differ materially from those expressed in any forward-looking statement, we urge you to carefully review and consider the disclosures made in the “Risk Factors” sections of our filings with the Securities and Exchange Commission, or the SEC, available free of charge at the SEC’s website (www.sec.gov). See “Where You Can Find More Information” beginning on page 39 of this proxy statement.

SPECIAL MEETING

General

This proxy statement is being furnished to Lilis stockholders in connection with the solicitation of proxies by the board of directors of Lilis, which we refer to as the Board, to be used at the Special Meeting to be held at the offices of K&L Gates LLP located at 599 Lexington Avenue, New York, NY 10022-6030, at 10:00 a.m. (Local Time) on [________], 2016, and at any adjournment or postponement of that meeting, which we refer to as the Special Meeting. This proxy statement contains important information regarding the Special Meeting, the proposals on which you are being asked to vote, information you may find useful in determining how to vote, and voting procedures. This proxy statement and the enclosed form of proxy card are first being sent to Lilis stockholders on or about [________], 2016.

Who Can Vote

The Lilis board of directors has fixed the close of business on August 30, 2016 as the record date for determining the holders of shares of our common stock entitled to receive notice of and to vote at the Special Meeting. Only holders of record of such shares at the close of business on that date will be entitled to vote at the Special Meeting. At the close of business on the record date, there were 17,199,094 shares of our common stock outstanding, held by approximately 152 holders of record.

If you hold shares in a stock brokerage account or by a nominee, you are considered the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by your broker or nominee, who is considered the record holder with respect to those shares. As the beneficial owner, you have the right to direct your broker or nominee on how to vote and you are also invited to attend the Special Meeting. However, because you are not the stockholder of record, you may not vote these shares in person at the meeting unless you first obtain from your broker or nominee a letter recognizing you as the beneficial owner of your shares. Your broker or nominee has enclosed a voting instruction card for you to use. You are urged to vote by proxy regardless of whether you attend the Special Meeting.

Broker Non-Votes

Brokers, banks, or other holders of record are not permitted to vote on certain types of proposals without specific client instructions, including proposals to amend a company’s articles of incorporation or equity incentive plan. In these cases, the broker can register your shares as being present at the Special Meeting for purposes of determining the presence of a quorum but will not be able to vote on those matters for which specific authorization is required. This is called a “broker non-vote.” If you are a beneficial owner whose shares are held of record by a broker, bank, or other holder of record, you must instruct the broker, bank, or other holder of record how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any proposal on which the broker does not have discretionary authority to vote. Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares. At the Special Meeting, your broker, bank, or other holder of record does not have discretionary voting authority to vote on any of the proposals without instructions from you, in which case a broker non-vote will occur and your shares will not be voted on these matters.

How You Can Vote

You can vote your shares by attending the Special Meeting in person. You may also complete and mail your proxy card in the return envelope enclosed or authorize the individuals named on your proxy card to vote your shares by calling the toll-free telephone number or by using the internet as described in the instructions included with your proxy card or voting instruction card.

Each holder of shares of our common stock outstanding on the record date will be entitled to one vote for each share held of record upon each matter properly submitted at the Special Meeting, for which such stockholder is entitled to vote. You will be deemed to be present if you attend the meeting or if you submit a proxy (including through the mail or by telephone or the internet) that is received at or prior to the meeting (and not revoked). If you hold your shares through your broker in “street name,” you may direct your broker or nominee to vote by proxy, but you may not vote in person at the meeting unless you first obtain from your broker or nominee a letter recognizing you as the beneficial owner of your shares.

If your proxy is properly executed and received by us in time to be voted at the Special Meeting, the shares represented by your proxy (including those given through the mail or by telephone or the internet) will be voted in accordance with your instructions. If you execute your proxy but do not provide us with any instructions, your shares will be voted “FOR” the proposals set forth in the notice of Special Meeting.

The only matters that we expect to be presented at the Special Meeting are set forth in the notice of Special Meeting. If any other matters properly come before the Special Meeting, the persons named in the proxy card will vote the shares represented by all properly executed proxies on such matters in their best judgment.

Quorum

If you vote in person or by proxy at the Special Meeting, you will be counted for purposes of determining whether there is a quorum at the meeting. Shares of our common stock present in person or by proxy at the Special Meeting that are entitled to vote will be counted for the purpose of determining whether there is a quorum for the transaction of business at the Special Meeting. Our bylaws provide that a majority of our capital stock issued and outstanding and entitled to vote at the meeting, present in person or represented by proxy, constitutes a quorum at a meeting of its stockholders for the transaction of business.

As of the record date, our directors, executive officers and their affiliates owned and were entitled to vote 5,494,562 shares of our common stock, representing approximately 32% of the outstanding shares of our common stock.

We currently expect that our directors and executive officers will vote their shares of our common stock “FOR” all of the proposals set forth in the notice of Special Meeting, as applicable.

Recommendation of our Board of Directors

The Board has unanimously approved (i) the potential issuance of 20% or more of our outstanding common stock with respect to our Series B 6% Convertible Preferred Stock and related warrants to purchase to common stock, (ii) the amendment to our 2016 Omnibus Incentive Plan to increase the authorized number of shares of common stock available and reserved for issuance under such plan by 5,000,000 shares to an aggregate of 10,000,000 shares, (iii) the reverse stock split of our issued and outstanding common stock and (iv) the proposal to authorize the Board, in its discretion, to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies in favor of the proposals listed above at the time of the Special Meeting.

The Board of directors unanimously recommends that Lilis stockholders vote:

●	“FOR” the proposal to approve the potential issuance of 20% or more of our outstanding common stock with respect to our Series B 6% Convertible Preferred Stock and related warrants to purchase to common stock;

●	“FOR” the proposal to approve and adopt the amendment to our 2016 Omnibus Incentive Plan to increase the authorized number of shares of common stock available and reserved for issuance under such plan by 5,000,000 shares to an aggregate of 10,000,000 shares;

●	“FOR” the proposal to ratify and approve a reverse stock split of our issued and outstanding common stock; and

●	“FOR” the proposal to authorize the Board, in its discretion, to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies in favor of the proposals listed above at the time of the Special Meeting.

Revocation of Proxies

The presence of a stockholder at the Special Meeting will not automatically revoke that stockholder’s proxy. However, a stockholder may revoke a proxy at any time prior to its exercise by:

•	submitting a written revocation prior to the Special Meeting to the Corporate Secretary, Lilis Energy, Inc., 216 16th Street, Suite 1350, Denver, Colorado 80202;

•	submitting another signed and later dated proxy card and returning it by mail in time to be received before the Special Meeting or by submitting a later dated proxy by the internet or telephone prior to the Special Meeting; or

•	attending the Special Meeting and voting in person.

Vote Required

Approval of the potential issuance of 20% or more of our outstanding common stock with respect to our Series B 6% Convertible Preferred Stock and related warrants to purchase to common stock (Proposal 1). Approval of the proposal to approve the potential issuance of 20% or more of our outstanding common stock with respect to our Series B 6% Convertible Preferred Stock and related warrants to purchase to common stock requires the affirmative vote of a majority of the holders of our common stock who are present in person or by proxy at the Special Meeting and entitled to vote on the matter, provided that a quorum exists at the Special Meeting.

Approval and adoption of the amendment to our 2016 Omnibus Incentive Plan to increase the authorized number of shares of common stock available and reserved for issuance under such plan by 5,000,000 shares to an aggregate of 10,000,000 shares (Proposal 2). Approval of the proposal to approve and adopt the amendment to our 2016 Omnibus Incentive Plan to increase the authorized number of shares of common stock available and reserved for issuance under such plan by 5,000,000 shares to an aggregate of 10,000,000 shares requires the affirmative vote of a majority of the holders of our common stock who are present in person or by proxy at the Special Meeting and entitled to vote on the matter, provided that a quorum exists at the Special Meeting.

Approval of the reverse stock split of our issued and outstanding common stock (Proposal 3). Approval of the proposal to ratify and approve the reverse stock split of our issued and outstanding common stock requires the affirmative vote of a majority of the issued and outstanding shares of our common stock.

Approval of the authority of our board of directors, in its discretion, to adjourn the special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies in favor of the proposals listed above at the time of the special meeting (Proposal 4). Approval of the proposal to authorize our board of directors, in its discretion, to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies in favor of the proposals listed above requires the affirmative vote of a majority of the holders of Lilis’s common stock who are present in person or by proxy at the special meeting and entitled to vote on the matter, provided that a quorum exists at the special meeting.

Abstentions and broker non-votes will be counted in determining the presence of a quorum. In the case of the proposals to approve of the potential issuance of 20% or more of our outstanding common stock with respect to our Series B 6% Convertible Preferred Stock and related warrants to purchase to common stock, as set forth in Proposal 1, to approve and adopt the amendment to our 2016 Omnibus Incentive Plan to increase the authorized number of shares of common stock available and reserved for issuance under such plan by 5,000,000 shares to an aggregate of 10,000,000 shares, as set forth in Proposal 2, and to authorize the Board to adjourn the Special Meeting, as set forth in Proposal 4, abstentions will have the same effect as votes cast AGAINST such proposals, whereas broker non-votes will have no effect on the outcome such proposals. In the case of the proposal to approve the reverse stock split of our issued and outstanding common stock, as set forth in Proposal 3, abstentions and broker non-votes will have the same effect as votes cast AGAINST such proposals.

Inspector of Elections

Votes cast by proxy or in person at the Special Meeting will be counted by the persons we appoint to act as election inspectors for the Special Meeting.

Admission to the Special Meeting

If you plan to attend the Special Meeting, please mark the appropriate box on the proxy card and return the proxy card promptly. If you are a stockholder of record, you will only be admitted once we verify your share ownership. If you are a beneficial owner, you will only be admitted upon presentation of evidence of your beneficial holdings, such as a bank or brokerage firm account statement.

Stockholder List

A complete list of stockholders entitled to vote at the Special Meeting will be available for examination by any stockholder, for any purpose germane to the meeting, at the Special Meeting and at our principal executive office located at 216 16th Street, Suite 1350, Denver, Colorado 80202 during normal business hours for a period of at least 10 days prior to the Special Meeting.

PROPOSAL 1: TO APPROVE THE POTENTIAL ISSUANCE OF 20% OR MORE OF OUR OUTSTANDING COMMON STOCK WITH RESPECT TO OUR SERIES B 6% CONVERTIBLE PREFERRED STOCK AND RELATED WARRANTS TO PURCHASE TO COMMON STOCK

For this proposal, Lilis is also referred to as “we,” “us,” or “our.”

At the Special Meeting, Lilis stockholders will be asked to approve the potential issuance of 20% or more of Lilis’s outstanding common stock with respect to our Series B 6% Convertible Preferred Stock and related warrants to purchase to common stock. Copies of the form of securities purchase agreement and form of warrant, each discussed below, are attached to this proxy statement as Annexes A and B, respectively.

Terms of the Transaction

On June 15, 2016, we entered into a Securities Purchase Agreement with certain institutional and accredited investors in connection with a private placement, which we refer to as the Offering, of our Series B 6% Convertible Preferred Stock with approximately $20 million in signed commitments, and warrants to purchase a number of shares of our common stock equal to one-half of the number of shares of our common stock into which such preferred stock is convertible, which we refer to as the Warrants. At the time of issuance, the Warrants had an exercise price of $0.25 per share, which was subsequently adjusted to $2.50 as a result of our 1-for-10 reverse stock split, which took effect on June 23, 2016. The Warrants are immediately exercisable from the issuance date, for a period of two years, subject to certain conditions. We have used and expect to continue to use the proceeds of the Offering for acquisition costs incurred in connection with the merger with Brushy Resources, Inc., debt repayment, for drilling and development costs and other general corporate purposes.

Approximately 18,181,818 million shares of our common stock are subject to issuance pursuant to the potential conversion of the issued and outstanding Series B 6% Convertible Preferred Stock and approximately 9,090,909 million shares of our common stock are subject to issuance pursuant to the potential exercise of the Warrants.

The Series B 6% Convertible Preferred Stock and Warrants issued may not be converted or exercised, as applicable, and shares of our common stock may not be issued thereto if, after giving effect to such conversion, exercise or issuance, the holder would beneficially own in excess of 4.99% of the outstanding shares of our common stock. There are other additional limitations on conversion and exercise, as set forth below.

Why We Need Stockholder Approval

Pursuant to the terms of the Series B 6% Convertible Preferred Stock, the Securities Purchase Agreements and the Warrants, we are prohibited from issuing any shares of common stock upon conversion or exercise of the Series B 6% Convertible Preferred Stock or the Warrants, as applicable, if such issuance would exceed 19.9% of the issued and outstanding shares of common stock. Shares of our common stock that might be issued upon the conversion of the Series B 6% Convertible Preferred Stock and exercise of the Warrants are considered common stock issued for the purposes of determining whether the 19.9% limit has been exceeded.

In addition, we have reapplied for our common stock to be listed on the Nasdaq Stock Market, or Nasdaq. The terms of each of the Series B 6% Convertible Preferred Stock, the Securities Purchase Agreements and the Warrants further require that we comply with any applicable requirements of any trading market upon which our common stock may be listed. Nasdaq Listing Rule 5635(d) requires stockholder approval prior to the issuance of securities in connection with a transaction, other than a public offering, which may result in the issuance or potential issuance of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding prior to the issuance for less than the greater of book or market value. Shares of our common stock that might be issued upon the conversion of the Series B 6% Convertible Preferred Stock and exercise of the Warrants are considered common stock issued for the purposes of determining whether the 20% limit has been reached.

Accordingly, in order to comply with Nasdaq Listing Rules or any similar rule of a national securities exchange, and the terms each of the Series B 6% Convertible Preferred Stock, the Securities Purchase Agreements and the Warrants, the conversion of the Series B 6% Convertible Preferred Stock and the exercise of the Warrants as set forth in this Proposal 1 is limited until stockholder approval is obtained. We are thus seeking stockholder approval for the potential issuance of shares of our common stock in excess of the aforementioned limitations, which could result in the potential issuance of an aggregate of approximately 27,272,727 million shares of our common stock, or approximately 159% of our current issued and outstanding common stock.

Further Information

The terms of the Series B 6% Convertible Preferred Stock as well as the Securities Purchase Agreements and Warrants are complex and only briefly summarized above. For further information, please refer to the descriptions contained in our SEC filings and the transaction documents filed as exhibits to such reports, which may be viewed on the SEC’s website at http://www.sec.gov.

Interests of Certain Persons in the Transaction

Certain of our officers and directors have an interest in this Proposal 1. The holders of Series B 6% Convertible Preferred Stock and the Warrants include certain related parties of Lilis, such as Abraham Mirman, our Chief Executive Officer and a director (1,650 shares of Series B 6% Convertible Preferred Stock and a warrant to purchase 750,000 shares of our common stock), Ronald D. Ormand, the Executive Chairman of our board of directors (1,000 shares of Series B 6% Convertible Preferred Stock and a warrant to purchase 454,545 shares of our common stock), Kevin Nanke, our Chief Financial Officer (200 shares of Series B 6% Convertible Preferred Stock and a warrant to purchase 90,909 shares of our common stock) and R. Glenn Dawson, a director (125 shares of Series B 6% Convertible Preferred Stock and a warrant to purchase 56,819 shares of our common stock).

Consequences of Not Approving this Proposal

To the extent that we are unable to receive stockholder approval of this Proposal 1, we agreed in the Securities Purchase Agreement to cause an additional stockholder meeting to be held every four months thereafter until such approval is obtained. As such, our failure to receive stockholder approval of this Proposal 1 will require us to incur the costs of holding one or more additional stockholder meetings until we receive such approval.

Vote Required for Approval

Approval of this Proposal 1 requires the affirmative vote of a majority of the votes of Lilis common stock present in person or by proxy and entitled to vote thereon at the Special Meeting, assuming that a quorum is present. Failures to vote and abstentions will have the same effect as a vote “AGAINST” this proposal. Broker non-votes will have no effect on the approval of this proposal.

THE BOARD RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO APPROVE THE POTENTIAL ISSUANCE OF 20% OR MORE OF OUR OUTSTANDING COMMON STOCK WITH RESPECT TO OUR SERIES B 6% CONVERTIBLE PREFERRED STOCK AND RELATED WARRANTS TO PURCHASE TO COMMON STOCK.

PROPOSAL 2: TO APPROVE AN AMENDMENT TO OUR 2016 OMNIBUS INCENTIVE PLAN TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK AVAILABLE AND RESERVED FOR ISSUANCE UNDER SUCH PLAN BY 5,000,000 SHARES TO AN AGGREGATE OF 10,000,000 SHARES

For this proposal, Lilis is also referred to as “we,” “us,” or “our.”

At the Special Meeting, our stockholders will be asked to approve an amendment to our 2016 Omnibus Incentive Plan, which we refer to as the 2016 Plan, to increase the authorized number of shares of our common stock available and reserved for issuance under the 2016 Plan by 5,000,000 shares to an aggregate of 10,000,000 shares.

Background

The 2016 Plan was approved by our Board of Directors, which we refer to as the Board, April 20, 2016 and approved by our stockholders at our 2016 Annual Meeting of Stockholders on May 23, 2016. The 2016 Plan replaced the Lilis Energy, Inc. 2012 Equity Incentive Plan (formerly the Recovery Energy, Inc. 2012 Equity Incentive Plan), which is referred to as the Prior Plan, and no new awards will be granted under the Prior Plan.

The purposes of the 2016 Plan are to create incentives which are designed to motivate eligible directors, officers, employees, and consultants to put forth maximum effort toward our success and growth, and to enable us to attract and retain experienced individuals who by their position, ability and diligence are able to make important contributions to our success.

When approved by the stockholders, 50,000,000 shares of our common stock were made available for issuance under the 2016 Plan. As a result of the 1-for-10 reverse stock split, which took effect on June 23, 2016, and by virtue of the automatic adjustments set forth in the Plan, the number of shares of our common stock available for issuance under the 2016 Plan was reduced to 5,000,000. As of August 30, 2016, the number of shares of our common stock remaining available for issuance under the 2016 Plan was 249,500. Our Board does not believe that the number of shares of our common stock remaining available for issuance under the 2016 Plan is sufficient to accomplish the aforementioned purposes of the 2016 Plan. Accordingly, on August 25, 2016, our Board approved an amendment to the 2016 Plan to increase the maximum number of shares of our common stock that may be issued under the 2016 Plan from 5,000,000 to 10,000,000 and directed that the amendment be submitted to the stockholders for approval at the Special Meeting. The proposed amendment is attached to this proxy statement as Annex C, which we refer to as the Plan Amendment.

The increase in shares of our common stock available for issuance under the 2016 Plan represents approximately 10% of the total number of outstanding shares on a fully diluted basis of our common stock as of August 30, 2016. After giving effect to such increase, the number of shares of our common stock subject to outstanding equity awards and available for issuance pursuant to future awards will represent approximately 20% of our total issued and outstanding shares of common stock (on a fully diluted basis and after giving effect to such future award issuances).

The Plan Amendment is intended to ensure that we can continue to provide an incentive to our directors, officers, employees and consultants by enabling them to share in our future growth. If approved by the stockholders, all of the additional shares will be available for grant as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, which we refer to as the Code, or as nonqualified stock options, restricted stock awards, stock appreciation rights, or other kinds of equity based compensation available under the 2016 Plan. If the stockholders do not approve the amendment, no shares will be added to the number of shares available for issuance under the 2016 Plan.

Summary of the 2016 Plan

The principal features of the 2016 Plan are summarized below. The following summary of the 2016 Plan does not purport to be a complete description of all of the provisions of the 2016 Plan. It is qualified in its entirety by reference to the complete text of the 2016 Plan, which is attached to this proxy statement as Annex D.

Eligibility

Awards may be granted under the 2016 Plan to officers, employees, directors, consultants and advisors of Lilis and its affiliates. Incentive stock options may be granted only to employees of Lilis or its subsidiaries.

Administration

The 2016 Plan may be administered by the Lilis Board or the Compensation Committee. The Compensation Committee, in its discretion, selects the individuals to whom awards may be granted, the time or times at which such awards are granted and the terms and conditions of such awards.

Number of Authorized Shares

The number of shares of common stock authorized for issuance under the 2016 Plan is currently 5,000,000 shares, representing approximately 5% of the fully diluted Lilis common stock outstanding as of August 30, 2016. In addition, as of May 23, 2016, the date of stockholder approval of the 2016 Plan, any awards then outstanding under the Prior Plan remain subject to and will be paid under the Prior Plan and any shares then subject to outstanding awards under the Prior Plan that subsequently expire, terminate or are surrendered or forfeited for any reason without issuance of shares will automatically become available for issuance under the 2016 Plan. Up to 5,000,000 shares may be granted as incentive stock options under Code Section 422. The shares of common stock issuable under the 2016 Plan will consist of authorized and unissued shares, treasury shares or shares purchased on the open market or otherwise.

If any award is canceled, terminates, expires or lapses for any reason prior to the issuance of shares or if shares are issued under the 2016 Plan and thereafter are forfeited to Lilis, the shares subject to such awards and the forfeited shares will not count against the aggregate number of shares of common stock available for grant under the 2016 Plan. In addition, the following items will not count against the aggregate number of shares of common stock available for grant under the 2016 Plan: (1) the payment in cash of dividends or dividend equivalents under any outstanding award, (2) any award that is settled in cash rather than by issuance of shares of common stock, (3) shares surrendered or tendered in payment of the option price or purchase price of an award or any taxes required to be withheld in respect of an award or (4) awards granted in assumption of or in substitution for awards previously granted by an acquired company.

Awards to Non-employee Directors

The maximum number of shares subject to awards under the 2016 Plan granted during any calendar year to any non-employee member of the Lilis Board, taken together with any cash fees paid during the fiscal year, may not exceed $500,000 in total value (calculating the value of any such awards based on the grant date fair value of such awards for financial reporting purposes).

Adjustments

If certain changes in our common stock occur by reason of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in stock, or other increase or decrease in our common stock without receipt of consideration by Lilis, or if there occurs any spin-off, split-up, extraordinary cash dividend or other distribution of assets by Lilis, the number and kind of securities for which stock options and other stock-based awards may be made under the 2016 Plan, including the individual award limits for “performance-based” compensation under Code Section 162(m), will be equitably adjusted by Lilis. In addition, if there occurs any spin-off, split- up, extraordinary cash dividend or other distribution of assets by Lilis, the number and kind of securities subject to any outstanding awards and the exercise price of any outstanding stock options or SARs will be equitably adjusted by Lilis.

Types of Awards

The 2016 Plan permits the granting of any or all of the following types of awards:

•	Stock Options. Stock options entitle the holder to purchase a specified number of shares of common stock at a specified price (the exercise price), subject to the terms and conditions of the stock option grant. The Compensation Committee may grant either incentive stock options, which must comply with Code Section 422, or nonqualified stock options. The Compensation Committee sets exercise prices and terms and conditions, except that stock options must be granted with an exercise price not less than 100% of the fair market value of our common stock on the date of grant (excluding stock options granted in connection with assuming or substituting stock options in acquisition transactions). Unless the Compensation Committee determines otherwise, fair market value means, as of a given date, the closing price of our common stock. At the time of grant, the Compensation Committee determines the terms and conditions of stock options, including the quantity, exercise price, vesting periods, term (which cannot exceed 10 years) and other conditions on exercise.

•	Stock Appreciation Rights. The Compensation Committee may grant SARs, as a right in tandem with the number of shares underlying stock options granted under the 2016 Plan or as a freestanding award. Upon exercise, SARs entitle the holder to receive payment per share in stock or cash, or in a combination of stock and cash, equal to the excess of the share’s fair market value on the date of exercise over the grant price of the SAR. The grant price of a tandem SAR is equal to the exercise price of the related stock option and the grant price for a freestanding SAR is determined by the Compensation Committee in accordance with the procedures described above for stock options. Exercise of a SAR issued in tandem with a stock option will reduce the number of shares underlying the related stock option to the extent of the SAR exercised. The term of a freestanding SAR cannot exceed 10 years, and the term of a tandem SAR cannot exceed the term of the related stock option.

•	Restricted Stock, Restricted Stock Units and Other Stock-Based Awards. The Compensation Committee may grant awards of restricted stock, which are shares of common stock subject to specified restrictions, and restricted stock units (RSUs), which represent the right to receive shares of our common stock in the future. These awards may be made subject to repurchase, forfeiture or vesting restrictions at the Compensation Committee’s discretion. The restrictions may be based on continuous service with Lilis or the attainment of specified performance goals, as determined by the Compensation Committee. Stock units may be paid in stock or cash or a combination of stock and cash, as determined by the Compensation Committee. The Compensation Committee may also grant other types of equity or equity-based awards subject to the terms and conditions of the 2016 Plan and any other terms and conditions determined by the Compensation Committee.

•	Performance Awards. The Compensation Committee may grant performance awards, which entitle participants to receive a payment from us, the amount of which is based on the attainment of performance goals established by the Compensation Committee over a specified award period. Performance awards may be denominated in shares of common stock or in cash, and may be paid in stock or cash or a combination of stock and cash, as determined by the Compensation Committee. Cash-based performance awards include annual incentive awards.

No Repricing

Without stockholder approval, the Compensation Committee is not authorized to (1) lower the exercise or grant price of a stock option or SAR after it is granted, except in connection with certain adjustments to our corporate or capital structure permitted by the 2016 Plan, such as stock splits, (2) take any other action that is treated as a repricing under generally accepted accounting principles or (3) cancel a stock option or SAR at a time when its exercise or grant price exceeds the fair market value of the underlying stock, in exchange for cash, another stock option or SAR, restricted stock, RSUs or other equity award, unless the cancellation and exchange occur in connection with a change in capitalization or other similar change.

Clawback

All cash and equity awards granted under the 2016 Plan will be subject to all applicable laws regarding the recovery of erroneously awarded compensation, any implementing rules and regulations under such laws, any policies we adopt to implement such requirements, and any other compensation recovery policies as we may adopt from time to time.

Performance-Based Compensation under Section 162(m)

Performance Goals and Criteria. Under Code Section 162(m), we may be prohibited from deducting compensation paid to our principal executive officer and our three other most highly compensated executive officers (other than our principal financial officer) in excess of $1 million per person in any year. However, compensation that qualifies as “performance-based” is not subject to the $1 million limit.

If the Compensation Committee intends to qualify an award under the 2016 Plan as “performance-based” compensation under Code Section 162(m), the performance goals selected by the Compensation Committee may be based on the attainment of specified levels of one, or any combination, of the following performance criteria (or any derivation thereof) for Lilis on a consolidated basis, and/or specified subsidiaries or business units, as reported or calculated by Lilis (except with respect to the total stockholder return and earnings per share criteria):

(1)           cash flow;

(2)           earnings per share, as adjusted for any stock split, stock dividend or other recapitalization;

(3)           earnings measures (including EBIT and EBITDA);

(4)           return on equity;

(5)           total stockholder return;

(6)           share price performance, as adjusted for any stock split, stock dividend or other recapitalization;

(7)           return on capital;

(8)           revenue;

(9)           income;

(10)         profit margin;

(11)         return on operating revenue;

(12)         brand recognition/acceptance;

(13)         customer metrics (including customer satisfaction, customer retention, customer profitability or customer contract terms);

(14)         productivity;

(15)         expense targets;

(16)         market share;

(17)         cost control measures;

(18)         balance sheet metrics;

(19)         strategic initiatives;

(20)         implementation, completion or attainment of measurable objectives with respect to recruitment or retention of personnel or employee satisfaction;

(21)         return on assets;

(22)         growth in net sales;

(23)         the ratio of net sales to net working capital;

(24)         stockholder value added;

(25)         improvement in management of working capital items (inventory, accounts receivable or accounts payable);

(26)         sales from newly-introduced products;

(27)        successful completion of, or achievement of milestones or objectives related to, financing or capital raising transactions, strategic acquisitions or divestitures, joint ventures, partnerships, collaborations or other transactions;

(28)         product quality, safety, productivity, yield or reliability (on time and complete orders);

(29)         funds from operations;

(30)         regulatory body approval for commercialization of a product;

(31)         debt levels or reduction or debt ratios;

(32)         economic value;

(33)         operating efficiency;

(34)         research and development achievements; or

(35)         any combination of the forgoing business criteria. The Compensation Committee can also select any derivations of these business criteria (e.g., income will include pre-tax income, net income, operating income).

Performance goals may, in the discretion of the Compensation Committee, be established on a company-wide basis, or with respect to one or more business units, divisions, subsidiaries or business segments, as applicable. Performance goals may be absolute or relative to the performance of one or more comparable companies or indices.

The Compensation Committee may determine at the time that the performance goals are established the extent to which measurement of performance goals may exclude the impact of charges for restructuring, discontinued operations, extraordinary items, debt redemption or retirement, asset write downs, litigation or claim judgments or settlements, acquisitions or divestitures, foreign exchange gains and losses and other extraordinary, unusual or non- recurring items, and the cumulative effects of tax or accounting changes (each as defined by generally accepted accounting principles and as identified in our financial statements or other SEC filings).

In addition, compensation realized from the exercise of options and SARs granted under the 2016 Plan is intended to meet the requirements of the performance-based compensation exception under Code Section 162(m). These awards must have an exercise price equal at least to fair market value at the date of grant, are granted to covered individuals by a Compensation Committee consisting of at least two outside directors, and the 2016 Plan limits the number of shares that may be the subject of awards granted to any individual during any calendar year.

Limitations. Subject to certain adjustments for changes in our corporate or capital structure described above, participants who are granted awards intended to qualify as “performance-based” compensation under Code Section 162(m) may not be granted stock options or SARs for more than 1 million shares in any calendar year or more than 1 million shares for all share-based awards that are performance awards in any calendar year. The maximum dollar value granted to any participant pursuant to that portion of a cash award granted under the 2016 Plan for any calendar year to any employee that is intended to satisfy the requirements for “performance-based compensation” under Code Section 162(m) may not exceed $10 million for an annual incentive award and $10 million for all other cash-based awards.

Transferability

Awards are not transferable other than by will or the laws of descent and distribution, except that in certain instances transfers may be made to or for the benefit of designated family members of the participant for no value.

Change in Control

Effect of Change in Control. Under the 2016 Plan, in the event of a change in control (as defined in the 2016 Plan), outstanding awards will be treated in accordance with the applicable transaction agreement. If no treatment is provided for in the transaction agreement, each award holder will be entitled to receive the same consideration that stockholders receive in the change in control for each share of stock subject to the award holder’s awards, upon the exercise, payment or transfer of the awards, but the awards will remain subject to the same terms, conditions and performance criteria applicable to the awards before the change in control, unless otherwise determined by the Compensation Committee. In connection with a change in control, outstanding stock options and SARs can be cancelled in exchange for the excess of the per share consideration paid to stockholders in the transaction, minus the option or SARs exercise price.

Subject to the terms and conditions of the applicable award agreements, awards granted to non-employee directors will fully vest on an accelerated basis, and any performance goals will be deemed to be satisfied at target. For awards granted to all other service providers, vesting of awards will depend on whether the awards are assumed, converted or replaced by the resulting entity.

•	For awards that are not assumed, converted or replaced, the awards will vest upon the change in control. For performance awards, the amount vesting will be based on the greater of (1) achievement of all performance goals at the “target” level or (2) the actual level of achievement of performance goals as of our fiscal quarter end preceding the change in control, and will be prorated based on the portion of the performance period that had been completed through the date of the change in control.

•	For awards that are assumed, converted or replaced by the resulting entity, no automatic vesting will occur upon the change in control. Instead, the awards, as adjusted in connection with the transaction, will continue to vest in accordance with their terms and conditions. In addition, the awards will vest if the award recipient has a separation from service within two years after a change in control other than for “cause” or by the award recipient for “good reason” (each as defined in the applicable award agreement). For performance awards, the amount vesting will be based on the greater of (1) achievement of all performance goals at the “target” level or (2) the actual level of achievement of performance goals as of fiscal quarter end preceding the change in control, and will be prorated based on the portion of the performance period that had been completed through the date of the separation from service.

Term, Termination and Amendment of the 2016 Plan

Unless earlier terminated by the Lilis Board, the 2016 Plan will terminate, and no further awards may be granted, 10 years after the date on which it is approved by stockholders. The Lilis Board may amend, suspend or terminate the 2016 Plan at any time, except that, if required by applicable law, regulation or stock exchange rule, stockholder approval will be required for any amendment. The amendment, suspension or termination of the 2016 Plan or the amendment of an outstanding award generally may not, without a participant’s consent, materially impair the participant’s rights under an outstanding award.

New Plan Benefits

A new plan benefits table for the 2016 Plan and the benefits or amounts that would have been received by or allocated to participants for the last completed fiscal year under the 2016 Plan if the 2016 Plan was then in effect, as described in the SEC proxy rules, are not provided because all awards made under the 2016 Plan will be made at the Compensation Committee’s discretion, subject to the terms and conditions of the 2016 Plan. Therefore, the benefits and amounts that will be received or allocated under the 2016 Plan are not determinable at this time.

Equity Compensation Plan Information

The following table provides information as of December 31, 2015 regarding the number of shares of Lilis common stock that may be issued under the equity compensation plans of Lilis:

Plan Category(1)	Number of Securities to Be Issued upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders	795,233	(2)	14.0	103,829	(3)
Equity compensation plans not approved by security holders	—		—	—
Total	795,233	(2)	14.0	103,829	(3)

(1)	The share amount and pricing information in this table and footnotes have been adjusted to reflect the 1-for-10 reverse stock split of Lilis’s common stock, which took effect on June 23, 2016.

(2)	Includes stock options and restricted stock units outstanding under Lilis’s EIP as of December 31, 2015. Does not include 100,937 shares of restricted stock issued pursuant to Lilis’s EIP.

(3)	Represents securities available for issuance under Lilis’s EIP as of December 31, 2015.

Federal Income Tax Information

The following is a brief summary of the U.S. federal income tax consequences of the 2016 Plan generally applicable to Lilis and to participants in the 2016 Plan who are subject to U.S. federal taxes. The summary is based on the Code, applicable Treasury Regulations and administrative and judicial interpretations thereof, each as in effect on the date of this proxy statement, and is, therefore, subject to future changes in the law, possibly with retroactive effect. The summary is general in nature and does not purport to be legal or tax advice. Furthermore, the summary does not address issues relating to any U.S. gift or estate tax consequences or the consequences of any state, local or foreign tax laws.

Nonqualified Stock Options. A participant generally will not recognize taxable income upon the grant or vesting of a nonqualified stock option with an exercise price at least equal to the fair market value of our common stock on the date of grant and no additional deferral feature. Upon the exercise of a nonqualified stock option, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the stock option on the date of exercise and the exercise price of the stock option. When a participant sells the shares, the participant will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the greater of the fair market value of the shares on the exercise date or the exercise price of the stock option.

Incentive Stock Options. A participant generally will not recognize taxable income upon the grant of an incentive stock option. If a participant exercises an incentive stock option during employment or within three months after employment ends (12 months in the case of permanent and total disability), the participant will not recognize taxable income at the time of exercise for regular U.S. federal income tax purposes (although the participant generally will have taxable income for alternative minimum tax purposes at that time as if the stock option were a nonqualified stock option). If a participant sells or otherwise disposes of the shares acquired upon exercise of an incentive stock option after the later of (1) one year from the date the participant exercised the option and (2) two years from the grant date of the stock option, the participant generally will recognize long-term capital gain or loss equal to the difference between the amount the participant received in the disposition and the exercise price of the stock option. If a participant sells or otherwise disposes of shares acquired upon exercise of an incentive stock option before these holding period requirements are satisfied, the disposition will constitute a “disqualifying disposition,” and the participant generally will recognize taxable ordinary income in the year of disposition equal to the excess of the fair market value of the shares on the date of exercise over the exercise price of the stock option (or, if less, the excess of the amount realized on the disposition of the shares over the exercise price of the stock option). The balance of the participant’s gain on a disqualifying disposition, if any, will be taxed as short- term or long-term capital gain, as the case may be.

With respect to both nonqualified stock options and incentive stock options, special rules apply if a participant uses shares of common stock already held by the participant to pay the exercise price or if the shares received upon exercise of the stock option are subject to a substantial risk of forfeiture by the participant.

Stock Appreciation Rights. A participant generally will not recognize taxable income upon the grant or vesting of a SAR with a grant price at least equal to the fair market value of our common stock on the date of grant and no additional deferral feature. Upon the exercise of a SAR, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the SAR on the date of exercise and the grant price of the SAR.

Restricted Stock Awards, Restricted Stock Units, and Performance Awards. A participant generally will not have taxable income upon the grant of restricted stock, RSUs or performance awards. Instead, the participant will recognize ordinary income at the time of vesting or payout equal to the fair market value (on the vesting or payout date) of the shares or cash received minus any amount paid. For restricted stock only, a participant may instead elect to be taxed at the time of grant.

Other Stock or Cash-Based Awards. The U.S. federal income tax consequences of other stock- or cash- based awards will depend upon the specific terms and conditions of each award.

Tax Consequences to Lilis. In the foregoing cases, we generally will be entitled to a deduction at the same time, and in the same amount, as a participant recognizes ordinary income, subject to certain limitations imposed under the Code.

Code Section 409A. We intend that awards granted under the 2016 Plan will comply with, or otherwise be exempt from, Code Section 409A, but make no representation or warranty to that effect.

Tax Withholding. We are authorized to deduct or withhold from any award granted or payment due under the 2016 Plan, or require a participant to remit to us, the amount of any withholding taxes due in respect of the award or payment and to take such other action as may be necessary to satisfy all obligations for the payment of applicable withholding taxes. We are not required to issue any shares of common stock or otherwise settle an award under the 2016 Plan until all tax withholding obligations are satisfied.

Interests of Directors and Officers

Our directors may grant awards under the 2016 Plan to themselves as well as our officers, in addition to granting awards to our other employees.

Vote Required for Approval

Approval of this Proposal 2 requires the affirmative vote of a majority of the votes of Lilis common stock present in person or by proxy and entitled to vote thereon at the Special Meeting, assuming that a quorum is present. Failures to vote and abstentions will have the same effect as a vote “AGAINST” this proposal. Broker non-votes will have no effect on the approval of this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO APPROVE AN AMENDMENT TO OUR 2016 OMNIBUS INCENTIVE PLAN TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK AVAILABLE AND RESERVED FOR ISSUANCE UNDER SUCH PLAN BY 5,000,000 SHARES TO AN AGGREGATE OF 10,000,000 SHARES.

PROPOSAL 3: TO RATIFY AND APPROVE A REVERSE STOCK SPLIT OF OUR ISSUED AND OUTSTANDING COMMON STOCK

For this proposal, Lilis is also referred to as “we,” “us,” or “our.”

At the special meeting, our stockholders will be asked to ratify and approve a reverse stock split of our issued and outstanding common stock.

General

On August 25, 2016, our Board approved resolutions to effect a potential reverse stock split, or the reverse stock split, of our issued and outstanding common stock at a ratio to be selected by our Board (or any authorized committee thereof) from within a range of between 1-for-2 and 1-for-10.

The Board believes it is the in the best interests of us and our stockholders to have the flexibility to effect the reverse stock split, primarily in connection with the listing application process on Nasdaq or any other securities exchange that maintains a minimum bid price requirement. Upon receiving stockholder approval of the reverse stock split, our Board will have the authority, but not the obligation, to elect in its sole discretion, without further action on the part of the stockholders, as it determines to be in the best interests of us and our stockholders, to effect the reverse stock split and, if so, to determine the reverse stock split ratio from within the approved range of ratios above. Our Board will determine the exact timing of the reverse stock split based on its evaluation as to when it would be the most advantageous to us and our stockholders.

The actual number of outstanding shares of our common stock after giving effect to the reverse stock split will depend on the reverse stock split ratio that is ultimately determined by our Board. Our Board believes that stockholder approval of a range of ratios (as opposed to approval of a specified ratio) would provide our Board with maximum flexibility to achieve the purposes of the reverse stock split and, therefore, is in the best interests of us and our stockholders. In determining the reverse stock split ratio following stockholder adoption, our Board (or any authorized committee thereof) may consider, among other things, factors such as:

●	the historical trading price and trading volume of our common stock;

●	the number of shares of our common stock outstanding

●	the then-prevailing trading price and trading volume of our common stock and the anticipated impact of the reverse stock split on the trading market for our common stock;

●	the anticipated impact of a particular ratio on our ability to reduce administrative and transactional costs;

●	the initial listing requirements of Nasdaq or any other national securities exchange; and

●	prevailing general market and economic conditions.

The following table provides estimates of the number of shares of our common stock authorized, issued and outstanding, reserved for issuance and authorized but neither issued nor reserved for issuance in the following circumstances: (i) assuming a 1-for-2 reverse stock split, (ii) assuming a 1-for-5 reverse stock split and (iii) assuming a 1-for-10 reverse stock split. This information is as of August 30, 2016.

	Number of Shares of Common Stock Authorized	Number of Shares Issued and Outstanding (1)	Percentage of Authorized Common Stock	Number of Shares Reserved For Issuance (1)
Current	100,000,000	17,199,094	17.2%	82,800,906
1-for-2 Reverse Stock Split:	100,000,000	8,599,547	8.6%	91,400,453
1-for-5 Reverse Stock Split:	100,000,000	3,439,819	3.4%	96,560,181
1-for-10 Reverse Stock Split	100,000,000	1,719,910	1.7%	98,280,090

Except for adjustments that may result from the treatment of fractional shares as described below, each stockholder will hold the same percentage of common stock outstanding immediately following the reverse stock split as such stockholder held immediately prior to the reverse stock split. The par value of our common stock will remain unchanged at $0.0001 per share. Additionally, the reverse stock split will not require a change in the number of authorized shares of our common stock. We have not entered into any plans or proposals to issue any of the shares that will be newly available following the reverse stock split. Our Board is also mindful about the potential dilutive effect on existing stockholders.

Reasons for the Reverse Stock Split

We believe that the reverse stock split will increase our ability to be successful in applying for a listing on Nasdaq, or any other national securities exchange and could provide other benefits resulting from the potential increase in the per share market price of our common stock.

Historically, our common stock has traded on Nasdaq. On May 26, 2016 our common stock was suspended from trading on the Nasdaq Capital Market and began trading on the OTC Pink Current Information under the same symbol. On May 27, 2016, our application to have our common stock traded on the OTCQB Venture Marketplace, or the OTCQB, was approved and our common stock began trading on the OTCQB effective on May 27, 2016. On July 29, 2016, Nasdaq announced that was delisting our common stock and filed a Form 25 with the Securities and Exchange Commission on August 1, 2016. The delisting was effective on or about August 11, 2016, and completed the Nasdaq delisting process.

We have applied for relisting on the Nasdaq Capital Market and are working to show full compliance with all applicable Nasdaq initial listing criteria. We believe the stock split may assist in our efforts to have our application approved by Nasdaq by increasing the minimum bid price of our common stock to meet the applicable requirement. This would also be the case to the extent we decide to list our common stock on any other securities exchange that maintains a minimum bid price requirement.

We also believe that the reverse stock split will provide us and our stockholders with other benefits, such as those resulting from the potential increase in the per share market price of our common stock. We believe that the increased market price of our common stock expected as a result of implementing the reverse stock split will improve the marketability and liquidity of our common stock and will encourage interest and trading in our common stock. A reverse stock split could allow a broader range of institutions to invest in our stock (namely, funds that are prohibited from buying stocks whose price is below a certain threshold), potentially increasing the liquidity of our common stock. A reverse stock split could help increase analyst and broker interest in our stock as their policies can discourage them from following or recommending companies with low stock prices. Due to the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may function to make the processing of trades in low priced stocks economically unattractive to brokers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. It should be noted, however, that the liquidity of our common stock may in fact be adversely affected by the proposed reverse stock split given the reduced number of shares that would be outstanding after the reverse stock split.

Additionally, the fees we pay (i) to list our shares on Nasdaq or any other national securities exchange, (ii) for custody and clearing services, (iii) to the Securities and Exchange Commission to register securities for issuance and (iv) for the costs of our proxy solicitations, are based, in part, on the number of shares we have outstanding and the number of shares being held, cleared or registered, as applicable. Reducing the number of shares that are outstanding may reduce the amount of fees and taxes that we pay to these organizations and agencies, as well as other organizations and agencies that levy charges based on the number of shares rather than the value of the shares.

However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our common stock. As a result, even if the reverse stock split is effected, it may not result in the intended benefits described above, including compliance with the minimum bid price requirement, the market price of our common stock may not increase following the reverse stock split or even if it does, the market price of our common stock may decrease in the future.

Potential Effects of the Reverse Stock Split

If our stockholders approve the reverse stock split and our Board effects it, the reverse stock split will affect all holders of our common stock uniformly. Once the reverse stock split is effected, each stockholder will own a reduced number of shares of our common stock. However, the reverse stock split will not reduce any stockholder’s percentage ownership interest in us, except for minor adjustments that may result from the treatment of fractional shares, discussed below. Proportionate voting rights and other rights and preferences of the holders of our common stock will not be reduced by the reverse stock split (subject to the treatment of fractional shares). The number of stockholders of record will not be affected by the reverse stock split.

The principal effects of the reverse stock split will be that:

●	a certain number of shares of our existing common stock, which number shall be between 2 and 10, as selected by our Board (or any authorized committee thereof), will automatically be reclassified and combined into one validly issued, fully paid and non-assessable share of common stock without any further action by us or the holder thereof;

●	the reverse stock split will reduce the total number of shares of our common stock outstanding, but will not change the number of authorized shares of our common stock under our amended and restated articles of incorporation. Since the number of issued and outstanding shares of our common stock will decrease, the number of shares of our common stock remaining available for issuance will increase;

●	the number of shares held by each individual stockholder will be reduced, resulting in the increase in the number of stockholders who hold less than a “round lot,” or 100 shares. Typically, the transaction costs to stockholders selling “odd lots” are higher on a per share basis, which could increase the transaction costs to existing stockholders in the event they wish to sell all or a portion of their shares;

●	the aggregate number of equity-based awards that remain available to be granted under our equity incentive plans and other benefit plans will be reduced proportionately to reflect such reverse stock split ratio; and

●	all outstanding options, warrants, notes, debentures and other securities convertible into our common stock will be adjusted as a result of the reverse stock split, as required by the terms of these securities. In particular, the conversion ratio for each instrument will be reduced, and the exercise price, if applicable, will be increased, in accordance with the terms of each instrument and based on the reverse stock split ratio.

The number of authorized shares of our common stock will not be reduced as a result of the reverse stock split.

Board Discretion to Implement Reverse Stock Split

If the reverse stock split is approved by stockholders at the special meeting, the reverse stock split will be effected, if at all, only upon a determination by our Board that the reverse stock split at the applicable ratio (with such ratio determined by our Board as described above) is in the best interests of us and our stockholders. Such determination shall be based upon various factors, including meeting the initial listing requirements for Nasdaq (or any other national securities exchange), existing and expected marketability and liquidity of our common stock, prevailing market conditions and the likely effect on the market price of our common stock. Notwithstanding approval of the reverse stock split by our stockholders, our Board may, in its sole discretion, abandon all of the proposed amendments and determine prior to the effectiveness of the split not to effect the reverse stock split.

Effect on Registration and Stock Trading

The proposed reverse stock split will not affect the registration of our common stock, which is currently registered under the Securities Exchange Act of 1934, as amended, or the Exchange Act. Our common stock will continue to be reported on the OTCQB under the symbol “LLEX” (although OTCQB may add the letter “D” to the end of our trading symbol for a period of 20 trading days to indicate that the reverse stock split has occurred). However, our common stock would have a new CUSIP number, a number used to identify our common stock.

Potential Anti-Takeover Effects

By increasing the number of authorized but unissued shares of common stock, the reverse stock split could, under certain circumstances, have an anti- takeover effect, although this is not the intent of our Board. For example, it may be possible for our Board to delay or impede a takeover or transfer of control of us by causing such additional authorized but unissued shares to be issued to holders who might side with our Board in opposing a takeover bid that our Board determines is not in the best interests of us or our stockholders. The reverse stock split therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempts the reverse stock split may limit the opportunity for our stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The reverse stock split may have the effect of permitting our current management, including our Board, to retain its position, and place it in a better position to resist changes that stockholders may wish to make if they are dissatisfied with the conduct of our business. However, our Board is not aware of any attempt to take control of us and our Board has not approved the reverse stock split with the intent that it be utilized as a type of anti-takeover device.

Fractional Shares

We will not issue fractional shares as a result of the reverse stock split. Instead, any fractional share resulting from the reverse stock split will be rounded up to the nearest whole share.

Effective Date

If the proposed reverse stock split is approved at the special meeting and our Board elects to proceed with the reserve stock split within the range of the stated ratios, the reverse stock split would become effective as of 5:00 p.m. eastern time on the date of the Board’s determination. We refer to such date as the effective date. On the effective date, shares of common stock issued and outstanding immediately prior thereto will be, automatically and without any action on the part of the stockholders, combined, converted and changed into new shares of common stock in accordance with the reverse stock split ratio determined by our Board within the range set forth in this proposal.

Exchange of Stock Certificates

Shortly after the effective date, we will instruct our transfer agent to mail to each holder of an outstanding certificate theretofore representing shares of our common stock instructions for the surrender of such certificate to the transfer agent. Such instructions will include a form of transmittal letter to be completed and returned to the transfer agent. As soon as practicable after the surrender to the transfer agent of any certificate that prior to the reverse stock split represented shares of common stock, together with a duly executed transmittal letter and any other documents the transfer agent may specify, the transfer agent shall deliver to the person in whose name such certificate had been issued certificates registered in the name of such person representing the number of full shares of common stock into which the shares of common stock previously represented by the surrendered certificate shall have been reclassified. Until surrendered as contemplated herein, each certificate that immediately prior to the reverse stock split represented any shares of common stock shall be deemed at and after the reverse stock split to represent the number of full shares of common stock contemplated by the preceding sentence. Each certificate representing shares of common stock issued in connection with the reverse stock split will continue to bear any legends restricting the transfer of such shares that were borne by the surrendered certificates representing the shares of common stock. Stockholders will not have to pay any service charges in connection with the exchange of their certificates.

Stockholders should not destroy any stock certificate. Stockholders should not forward their certificates to the transfer agent until they receive the letter of transmittal, and they should only send in their certificates with the letter of transmittal.

Stockholders who hold shares in street name through a nominee (such as a bank or broker) will be treated in the same manner as stockholders whose shares are registered in their names, and nominees will be instructed to effect the reverse stock split for their beneficial holders. However, nominees may have different procedures and stockholders holding shares in street name should contact their nominees.

Accounting Matters

The reverse stock split will not affect the par value of our common stock. As a result, on the effective date of the reverse stock split, the stated capital on our balance sheet attributable to the common stock will be reduced in proportion to the fraction by which the number of shares of common stock are reduced, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of our common stock will be restated because there will be fewer shares of our common stock outstanding.

Certain Material U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following discussion summarizes certain material U.S. federal income tax consequences relating to the participation in a reverse stock split by a U.S. stockholder that holds the shares of our common stock as a capital asset. This discussion is based on the provisions of the Internal Revenue Code (the “Code”), final, temporary and proposed U.S. Treasury regulations promulgated thereunder and current administrative rulings and judicial decisions, all as in effect as of the date hereof. All of these authorities may be subject to differing interpretations or repealed, revoked or modified, possibly with retroactive effect, which could materially alter the tax consequences set forth herein.

For purposes of this summary, a “U.S. stockholder” refers to a beneficial owner of common stock who is any of the following for U.S. federal income tax purposes: (i) a citizen or resident of the United States, (ii) a corporation created or organized in or under the laws of the United States, any state thereof, or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust if (1) its administration is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all of its substantial decisions, or (2) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person. A non-U.S. holder of our common stock is a stockholder who is not a U.S. stockholder.

This summary does not represent a detailed description of the U.S. federal income tax consequences to a stockholder in light of his, her or its particular circumstances. In addition, it does not purport to be complete and does not address all aspects of U.S. federal income taxation that may be relevant to stockholders in light of their particular circumstances or to any stockholder that may be subject to special tax rules, including, without limitation: (1) stockholders subject to the alternative minimum tax; (2) banks, insurance companies, or other financial institutions; (3) tax-exempt organizations; (4) dealers in securities or commodities; (5) regulated investment companies or real estate investment trusts; (6) traders in securities that elect to use a mark-to- market method of accounting for their securities holdings; (7) U.S. stockholders whose “functional currency” is not the U.S. dollar; (8) persons holding common stock as a position in a hedging transaction, “straddle,” “conversion transaction” or other risk reduction transaction; (9) persons who acquire shares of common stock in connection with employment or other performance of services; (10) dealers and other stockholders that do not own their shares of common stock as capital assets; (11) U.S. expatriates, (12) foreign persons; (13) resident alien individuals; or (14) stockholders who directly or indirectly hold their stock in an entity that is treated as a partnership for U.S. federal tax purposes. Moreover, this description does not address the U.S. federal estate and gift tax, alternative minimum tax, or other tax consequences of the reverse stock split.

There can be no assurance that the IRS will not take a contrary position to the tax consequences described herein or that such position will be sustained by a court. In addition, U.S. tax laws are subject to change, possibly with retroactive effect, which may result in U.S. federal income tax considerations different from those summarized below. No ruling from the IRS has been obtained with respect to the U.S. federal income tax consequences of the reverse stock split.

This discussion is for general information only and is not tax advice. All shareholders should consult their own tax advisors with respect to the U.S. federal, state, local and non-U.S. tax consequences of the reverse stock split.

Based on the assumption that the reverse stock split will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(E) of the Code, and subject to the limitations and qualifications set forth in this discussion, our Board believes that the following U.S. federal income tax consequences should result from the reverse stock split:

•	a shareholder should not recognize gain or loss in the reverse stock split;

•	the aggregate tax basis of the post-reverse split shares should be equal to the aggregate tax basis of the pre-reverse split shares; and

•	the holding period of the post-reverse split shares should include the holding period of the pre-reverse split shares.

THE PRECEDING DISCUSSION IS INTENDED ONLY AS A SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT AND DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL POTENTIAL TAX EFFECTS RELEVANT THERETO. YOU SHOULD CONSULT YOUR OWN TAX ADVISORS AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN LIGHT OF YOUR SPECIFIC CIRCUMSTANCES.

Appraisal Rights

Under the Nevada Revised Statutes, stockholders will not be entitled to dissenters’ rights with respect to the reverse stock split, and we do not intend to independently provide shareholders with such rights. Neither Nevada law nor our amended and restated articles or bylaws provide our stockholders with dissenters’ or appraisal rights in connection with the proposal described above. Stockholders voting against this proposal will not be entitled to seek appraisal for their shares.

Consequences if the Reverse Stock Split is Not Approved

If this Proposal 3 is not approved, it may be difficult for us to be successful with our application for listing on Nasdaq or any other national securities exchange. See “Reasons for the Reverse Stock Split,” above.

Vote Required for Approval

Approval of this Proposal 3 requires the affirmative vote of a majority of all issued and outstanding shares of our common stock. Failures to vote, abstentions and broker non-votes will have the same effect as a vote “AGAINST” this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO RATIFY AND APPROVE A REVERSE STOCK SPLIT OF OUR ISSUED AND OUTSTANDING COMMON STOCK.

EXECUTIVE COMPENSATION

Executive Compensation for Fiscal Year 2015

The compensation earned by our executive officers for the fiscal year ending December 31, 2015 consisted of base salary and long-term incentive compensation consisting of awards of stock grants. All share amounts, fair values and exercise prices that appear in this section have been adjusted to reflect a 1-for-10 reverse stock split of Lilis Energy, Inc.’s outstanding common stock effected on June 23, 2016.

Summary Compensation Table

The table below sets forth compensation paid to our named executive officers for the fiscal years ending December 31, 2015 and 2014.

Name and Principal Position	Year	Salary	Bonus		Stock Awards (1)	Option Awards (2)	All Other Compensation (3)	Total
Abraham “Avi” Mirman	2015	$325,466	$100,000	(4)	$90,000	$1,397,721	$31,504	$1,944,691
(president from September 2013 to April 2014; chief executive officer from April 2014 to present)	2014	$260,356	$1,000,000	(5)	$-	$-	$8,800	$1,269,156

Kevin K. Nanke (executive vice president and chief financial officer from March 2015 to present)	2015	$200,000	$200,000	(4)	$99,000	$608,291	$24,634	$1,131,925

Ariella Fuchs (general counsel and secretary from February 2015 to present)	2015	$182,083	$-		$48,000	$234,887	$10,538	$475,508

Eric Ulwelling	2015	$158,542	$-		$-	$300,736	$26,242	$485,520
(principal accounting officer and controller from March 2015 to October 2015)(6)	2014	$152,667	$-		$21,125	$-	$4,896	$178,688

(1)	Represents restricted stock awards under our 2012 Equity Incentive Plan (“EIP”). The grant date fair values for restricted stock awards were computed in accordance with FASB ASC Topic 718. The amounts reported in this column reflect the accounting cost for the stock awards and do not necessarily correspond to the actual economic value that may be received for the stock awards.
(2)	Awards in this column are reported at grant date fair value, if awarded in the period, and at incremental fair value, if modified in the period, in each case in accordance with FASB ASC Topic 718. The grant date fair values for options granted during the year ended December 31, 2015 to Mr. Nanke, Ms. Fuchs and Mr. Ulwelling were $8.111, $7.830, and $7.830, respectively. The incremental fair value for options modified in the year ended December 31, 2015 for Mr. Mirman was $6.989. The amounts reported in this column reflect the accounting cost for the options and do not correspond to the actual economic value that may be received for the options. The assumptions used to calculate the fair value of options are set forth in the notes to our consolidated financial statements included in this Annual Report on Form 10-K. (3) Reflects reimbursement of health insurance premiums and employer contributions to our 401(k) plan.

(4)	Reflects a sign-on bonus.
(5)	Reflects a bonus paid to Mr. Mirman in 2014. See Item 13— Certain Relationships and Related Transactions, and Director Independence—Abraham Mirman.
(6)	Mr. Ulwelling served as our Principal Accounting Officer and Controller until he was appointed to the position of Acting Chief Financial Officer in May 2014 and then to the position of Chief Financial Officer in October 2014. In March of 2015, Mr. Ulwelling returned to his position as Principal Accounting Officer and Controller. He subsequently resigned from all positions with us on October 15, 2015.

Outstanding Equity Awards at Fiscal Year-End

	Option Awards						Stock Awards
Name	Number of securities underlying unexercised options exercisable	Number of securities underlying options unexercisable		Equity incentive plan awards; Number of securities underlying unexercised unearned options	Option exercise price	Option expiration date	Number of shares or units of stock that have not vested	Market value of shares of units of stock that have not vested(3)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested
	(#)	(#)		(#)	($)		(#)	($)	(#)	($)
Abraham “Avi” Mirman (1)	66,667	133,333	(2)	-	$9.00	3/10/2025	-	-	-	-
	60,000	-		-	$21.10	9/6/2018

Kevin K. Nanke	-	75,000	(3)	-	$9.90	3/6/2018	-	-	-	-

Ariella Fuchs	-	30,000	(4)	-	$9.60	3/16/2018	-	-	-	-

Eric Ulwelling (5)	10,000	-		-	$25.00	2/19/2016	-	-	-	-

(1)	During 2015, Mr. Mirman entered into an amended and restated employment agreement. Pursuant to this agreement, Mr. Mirman forfeited 200,000 options with an exercise price of $24.50. The 200,000 options outstanding included in the table represent options granted under the amended and restated employment agreement.
(2)	Options vest in equal installments on each of March 30, 2016 and March 30, 2017, subject to acceleration provisions and continued service.
(3)	Options vest in equal installment on each of March 6, 2016, 2017 and 2018.
(4)	Options vest in equal installments on each of March 16, 2016, 2017 and 2018.
(5)	Mr. Ulwelling served as our Principal Accounting Officer and Controller until he was appointed to the position of Acting Chief Financial Officer in May 2014 and then to the position of Chief Financial Officer in October 2014. In March of 2015, Mr. Ulwelling returned to his position as Principal Accounting Officer and Controller. He subsequently resigned from all positions with us on October 15, 2015 and forfeited any unvested options

Employment Agreements and Other Compensation Arrangements

2012 Equity Incentive Plan (“EIP”)

Our Board and stockholders approved our EIP in August 2012. The EIP provides for grants of equity incentives to attract, motivate and retain the best available personnel for positions of substantial responsibility; to provide additional incentives to our employees, directors and consultants; and to promote the success and growth of our business. Equity incentives that may be granted under our EIP include: (i) incentive stock options qualified as such under U.S. federal income tax laws; (ii) stock options that do not qualify as incentive stock options; (iii) stock appreciation rights (“SARs”); (iv) restricted stock awards; (v) restricted stock units; and (vi) unrestricted stock awards.

Our compensation committee believes long-term incentive-based equity compensation is an important component of our overall compensation program because it:

●	rewards the achievement of our long-term goals;
●	aligns our executives’ interests with the long-term interests of our stockholders;
●	aligns compensation with sustained long-term value creation;
●	encourages executive retention with vesting of awards over multiple years; and
●	conserves our cash resources.

Our EIP is administered by our compensation committee, subject to the ultimate authority of our Board, which has full power and authority to take all actions and to make all determinations required or provided for under the EIP, including designation of grantees, determination of types of awards, determination of the number of shares of Common Stock subject an award and establishment of the terms and conditions of awards.

Under our EIP, originally 90,000 shares of our Common Stock were available for issuance. At the annual meeting of stockholders held on June 27, 2013, our stockholders approved an amendment to the EIP to increase the number of common shares available for grant under the EIP from 90,000 shares to 180,000 shares. At a special meeting of stockholders held on November 13, 2013, the stockholders approved an amendment to the EIP to increase the number of common shares available for grant under the EIP from 180,000 shares to 680,000 shares. At the annual meeting of stockholders held on December 29, 2015, our stockholders approved an amendment to the EIP to increase the number of common shares available for grant under the EIP from 680,000 shares to 1,000,000 shares. The number of shares issued or reserved pursuant to our EIP is subject to adjustment as a result of certain mergers, exchanges or other changes in our Common Stock. Each member of the Board of Directors and the management team has been periodically awarded stock options and/or restricted stock grants and restricted stock units, and in the future may be awarded such grants under the terms of the EIP.

During the year ended December 31, 2015, the Company granted 114,501 shares of restricted Common Stock and 480,000 options to purchase shares of Common Stock, to employees and directors. Also during the year ended December 31, 2015, the Company forfeited or cancelled 80,741 shares of restricted Common Stock and 230,000 stock options previously issued in connection with the termination of certain employees and directors. As a result, as of December 31, 2015, the Company had 100,937 restricted shares of Common Stock and 608,333 options to purchase shares of Common Stock outstanding to employees and directors. Options issued to employees and directors vest in equal installments over specified time periods during the service period or upon achievement of certain performance based operating thresholds. During the year ended December 31, 2015, the Company also issued 7,500 shares of Common Stock to consultants for professional services which was not pursuant to an equity compensation plan.

Employment Agreements

Mr. Mirman

In connection with his appointment as the Company’s President, we entered into an employment agreement with Mr. Mirman, dated September 16, 2013. The agreement provided, among other things, that Mr. Mirman would receive an annual salary of $240,000 which was deferred until we successfully consummated a financing of any kind of not less than $2.0 million in gross proceeds. Additionally, he was granted 10,000 shares of Common Stock, which vested immediately and were fully paid and non-assessable as an inducement for joining the Company. Mr. Mirman was granted an option to purchase 60,000 shares of our Common Stock, at a strike price equal to the Company’s closing share price on the September 16, 2013, to become exercisable upon the date we achieved certain conditions specified in the agreement. The Board determined in September 2014 that those criteria had been met and consequently the options vested. Mr. Mirman was also provided an incentive bonus package and an additional stock option grant contingent on our achievement of certain additional performance conditions. We engaged a third-party to complete a valuation of this incentive bonus and not having been paid out, has been recorded as a liability and valued at each reporting period.

Effective as of March 30, 2015, we entered into an amended and restated employment agreement with Mr. Mirman, which replaced the prior agreement. The agreement has a three year term and provides for a $100,000 cash bonus due upon signing, base compensation of $350,000 per year, plus 200,000 options to purchase shares of our Common Stock where one-third of the options vest immediately and two-thirds vest in two annual installments on each of the next two anniversaries of the grant date, which we refer to as the Unvested Shares. The Unvested Shares were subject to the approval of the stockholders of an increase in the number of shares available for grant under the Plan, which was approved on December 29, 2015. The agreement also provides for additional bonuses due based on our achievement of certain performance thresholds, which are described in further detail in the agreement as filed with the SEC.

Mr. Nanke

In connection with the appointment of Mr. Nanke as the Company’s Executive Vice President and Chief Financial Officer, we entered into an executive employment agreement with Mr. Nanke, dated March 6, 2015. Pursuant to the terms of the agreement, Mr. Nanke will serve as our Executive Vice President and Chief Financial Officer until his employment is terminated in accordance with the terms of the agreement. The agreement provides, among other things, that Mr. Nanke will receive an annual salary of $240,000. Additionally, as of the effective date of the agreement, Mr. Nanke was granted (i) 10,000 restricted shares of our Common Stock; (ii) paid a cash signing bonus of $100,000; and (iii) an incentive stock option to purchase up to 75,000 shares of our Common Stock, which vests in equal installments on each of the next three anniversaries of the effective date of the agreement. Mr. Nanke will also receive a cash incentive bonus if we achieve certain production thresholds, which are described in further detail in the agreement as filed with the SEC, and a performance bonus of $100,000 if we achieve certain goals set forth in the agreement.

Ms. Fuchs

In connection with the appointment of Ms. Fuchs as the Company’s General Counsel, we entered into an executive employment agreement with Ms. Fuchs dated March 16, 2015. Pursuant to the terms of the agreement, Ms. Fuchs will serve as the Company’s General Counsel until her employment is terminated in accordance with the terms of the agreement. The agreement provides, among other things, that Ms. Fuchs will receive an annual salary of $230,000. Additionally, as of the effective date of the agreement, Ms. Fuchs was granted (i) 5,000 restricted shares of our Common Stock and (ii) an incentive stock option to purchase up to 30,000 shares of our Common Stock, which vests in equal installments on each of the next three anniversaries of the effective date of the agreement. Ms. Fuchs will also receive a cash incentive bonus if we achieve certain production thresholds, which are described in further detail in the agreement as filed with the SEC.

Mr. Ulwelling

In connection with his original position of Principal Accounting Officer and Controller, Mr. Ulwelling entered into an employment agreement, dated as of January 19, 2012, which provided for a minimum base salary of $110,000 per year, a $15,000 signing bonus in 2012, an automatic increase of $15,000 upon achievement of specified performance targets and a grant of 2,500 shares of common stock to vest in equal installments over three years.

Upon his appointment to Interim Chief Financial Officer in May of 2014, Mr. Ulwelling did not immediately enter into a new employment agreement and his original employment agreement remained in effect until February of 2015, when an executive employment agreement was entered into, dated as of February 19, 2015, appointing him as our Chief Financial Officer. That agreement remained in effect as to his role of Principal Accounting Officer and Controller through the date of his resignation on October 15, 2015.

Pursuant to the terms of the agreement, Mr. Ulwelling served as our Principal Accounting Officer and Controller until his employment terminated. The agreement provided, among other things, that Mr. Ulwelling would receive an annual salary of $175,000. Additionally, as of the effective date of the agreement, Mr. Ulwelling was (i) granted an option to purchase 40,000 shares of our Common Stock, with an exercise price equal to the greater of fair market value on the effective date or $25.00 per share, of which one-fourth of the option vested immediately, and the remainder of the option was to vest in equal installments on each of the next three anniversaries of the effective date. Mr. Ulwelling had the opportunity to receive a discretionary annual bonus equal to 50% of his base salary, based on achievement of annual target performance goals established by our compensation committee. In addition, the agreement provided for the payment of severance to Mr. Ulwelling in connection with termination of his employment in certain circumstances, including termination by the Company without “cause” or upon Mr. Ulwelling’s resignation for “good reason,” in each case subject to Mr. Ulwelling’s execution, non-revocation and delivery of a release agreement, described further below.

In October 2015, in connection with his resignation from all positions with the Company, Mr. Ulwelling forfeited 2,833 unvested restricted stock awards and 30,000 stock option awards.

Potential Payments Upon Termination or Change-In-Control

Each of the named executive officers’ employment agreements provides for the payment of severance to the executive in connection with termination of employment in certain circumstances, including termination by the Company without “cause” or upon the executive resignation for “good reason,” equal to (i) a lump sum payment of twelve months base salary, in the case of Mr. Mirman, and six months base salary, in the case of Mr. Nanke and Ms. Fuchs, in effect immediately prior to the executive’s last date of employment ($350,000, $125,000 and $115,000 for each of Mr. Mirman, Mr. Nanke and Ms. Fuchs, respectively) less applicable withholdings and deductions and (ii) immediate and full vesting of and lifting of restrictions on any unvested shares included in the EIP, in each case subject to the executive’s execution, non-revocation and delivery of a release agreement.

Upon a “change in control,” as defined in the agreements, each executive is entitled to a severance payment equal to a lump sum payment of twenty-four months base salary in effect immediately prior to the executive’s last date of employment ($700,000, $500,000 and $460,000 for each of Mr. Mirman, Mr. Nanke and Ms. Fuchs, respectively) less applicable withholdings and deductions; and (ii) immediate and full vesting of and lifting of restrictions on any unvested shares included in the EIP, in each case subject to the executive’s execution, non-revocation and delivery of a release agreement.

In each case referenced above, Mr. Nanke is also entitled to a pro rata portion of the $100,000 cash bonus referenced above, adjusted for the number of days of service of the applicable 12 month period in which the termination occurs. Additionally, each executive and his or her eligible dependents are also entitled to continue to be covered by all medical, vision and dental benefit plans maintained by the Company under which the executive was covered immediately prior to the date of his or her termination of employment at the same active employee premium cost as a similarly situated active employee; provided, however, that in the event that the executive’s employment is terminated without “cause” or as the result of a “change in control,” we must pay all such expenses on behalf of that executive and his or her eligible dependents during the entire eighteen-month period following the date of the termination of employment.

Narrative Disclosure to Summary Compensation Table

Overview

The following Compensation Discussion and Analysis describes the material elements of compensation for the named executive officers identified in the Summary Compensation Table above. As more fully described below, our compensation committee reviews and recommends to our full Board of Directors the total direct compensation programs for our named executive officers. Our chief executive officer also reviews the base salary, annual bonus and long-term compensation levels for the other named executive officers. Neither our compensation committee nor management, nor any other person on behalf of our company, retained any compensation consultant for the fiscal year ending December 31, 2015.

Compensation Philosophy and Objectives

Our compensation philosophy has been to encourage growth in our oil and natural gas reserves and production, encourage growth in cash flow, and enhance stockholder value through the creation and maintenance of compensation opportunities that attract and retain highly qualified executive officers. To achieve these goals, the compensation committee believes that the compensation of executive officers should reflect the growth and entrepreneurial environment that has characterized our industry in the past, while ensuring fairness among the executive management team by recognizing the contributions each individual executive makes to our success.

Based on these objectives, the compensation committee has recommended an executive compensation program that includes the following components:

●	a base salary at a level that is competitive with the base salaries being paid by other oil and natural gas exploration and production enterprises that have characteristics similar to ours and could compete with the Company for executive officer level employees;
●	annual incentive compensation to reward achievement of the our objectives, individual responsibility and productivity, high quality work, reserve growth, performance and profitability and that is competitive with that provided by other oil and natural gas exploration and production enterprises that have some characteristics similar to ours; and
●	long-term incentive compensation in the form of stock-based awards that is competitive with that provided by other oil and natural gas exploration and production enterprises that have some characteristics similar to ours.

As described below, the compensation committee periodically reviews data about the compensation of executives in the oil and gas industry. Based on these reviews, we believe that the elements of our executive compensation program have been comparable to those offered by our industry competitors.

Elements of Our Compensation Program

The three principal components of our compensation program for our executive officers, base salary, annual incentive compensation and long-term incentive compensation in the form of stock-based awards, are discussed in more detail below.

Base Salary

Base salaries (paid in cash) for our executive officers have been established based on the scope of their responsibilities, taking into account competitive market compensation paid by our peer companies for similar positions. We have reviewed our executives’ base salaries in comparison to salaries for executives in similar positions and with similar responsibilities at companies that have certain characteristics similar to ours. Base salaries are reviewed annually, and typically are adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance, experience and other criteria.

The compensation committee reviews with the chief executive officer his recommendations for base salaries for the named executive officers, other than himself, each year. New base salary amounts have historically been based on an evaluation of individual performance and expected future contributions to ensure competitive compensation against the external market, including the companies in our industry with which we compete. The compensation committee has targeted base salaries for executive officers, including the chief executive officer, to be competitive with the base salaries being paid by other oil and natural gas exploration and production enterprises that have some characteristics similar to ours. We believe this is critical to our ability to attract and retain top level talent.

Long Term Incentive Compensation

We believe the use of stock-based awards creates an ownership culture that encourages the long-term performance of our executive officers. Our named executive officers generally receive a stock grant upon becoming an employee of the Company. These grants vest over time.

Retirement and Other Benefits

All employees may participate in our 401(k) retirement savings plan (“401(k) Plan”). Each employee may make before tax contributions in accordance with the Internal Revenue Service limits. We provide this 401(k) Plan to help our employees save a portion of their cash compensation for retirement in a tax efficient manner. We make a matching contribution in an amount equal to 100% of the employee’s elective deferral contribution below 3% of the employee’s compensation and 50% of the employee’s elective deferral that exceeds 3% of the employee’s compensation but does not exceed 5% of the employee’s compensation.

All full time employees, including our named executive officers, may participate in our health and welfare benefit programs, including medical, dental and vision care coverage, disability insurance and life insurance.

Compensation of Non-Employee Directors

Name	Fees Earned or Paid in Cash Compensation	Stock Awards (1)(2)	Option Awards (3)	All Other Compensation	Total
G. Tyler Runnels* (4)	$81,667	$225,000	$577,634	$-	$884,301
Nuno Brandolini (5)	$168,750	$124,500	$-	$-	$293,250
General Merrill McPeak (6)	$92,556	$165,000	$577,634	$-	$835,190
Ronald D. Ormand (7)	$76,056	$165,000	$577,634	$-	$818,690
R. Glenn Dawson (8)	$-	$-	$-	$-	$-

* No longer a director of the Company.

(1)	Represents restricted stock awards under our EIP. The grant date fair values for restricted stock awards were determined in accordance with FASB ASC Topic 718. The amounts reported reflect the accounting cost for the awards and do not correspond to the actual economic value that may be received for the awards. At the date of separation from the Board, all unvested shares are forfeited and any compensation expense previously recorded for unvested shares will be reversed.
(2)	For the year ended December 31, 2015, each director elected to take restricted stock instead of cash for a portion of their fees in the following amounts: Runnels (3,775), Brandolini (8,493), McPeak (5,348), Ormand (1,888).
(3)	Awards in this column are reported at grant date fair value in accordance with FASB ASC Topic 718. The amounts reported reflect the accounting cost for the options and do not correspond to the actual economic value that may be received for the options. The assumptions used to calculate the fair value of options are set forth in the notes to our consolidated financial statements included in this Annual Report on Form 10-K.
(4)	Mr. Runnels served as a director from November 21, 2014, through January 13, 2016. Compensation includes $81,667 in director fees (of which a portion was taken as stock in lieu of cash), 10,000 and 31,579 shares of restricted stock awards granted on April 20, 2015 and November 23, 2015, respectively, and 45,000 options to purchase shares of Common Stock granted on April 20, 2015.
(5)	Mr. Brandolini has served as a director since February 13, 2014. Compensation includes $168,750 in director fees (of which a portion was taken as stock in lieu of cash) and 3,419 and 5,000 shares of restricted stock granted on February 13, 2015 and May 15, 2015, respectively.
(6)	General McPeak was appointed to the board on January 29, 2015. Compensation includes $92,556 in director fees (of which a portion was taken as stock in lieu of cash), 10,000 shares of restricted stock granted on April 20, 2015 and 45,000 options to purchase shares of Common Stock granted on April 20, 2015.

(7)	Mr. Ormand was appointed to the Board on February 25, 2015 and became Executive Chairman of the Board of Directors on January 13, 2016. Compensation includes $76,056 in director fees (of which a portion was taken as stock in lieu of cash), 10,000 shares of restricted stock granted on April 20, 2015 and 45,000 options to purchase shares of Common Stock.
(8)	Mr. Dawson was appointed to the Board on January 13, 2016 and received no compensation during the year ended December 31, 2015.

On April 16, 2015, the Board adopted an amended non-employee director compensation program. Our non-employee director compensation program is comprised of the following components:

●	Initial Grant: Each non-employee director will receive 10,000 restricted shares of Common Stock on the first anniversary of the date of the director’s appointment, which vest in three equal installments over a three-year period, (subject to the continued service of the director and certain accelerated vesting provisions);
Annual Stock Award: Each non-employee director will receive an annual stock award equal to $60,000 divided by the most recent per share closing price of the Common Stock on the national securities exchange on which the Common Stock is traded prior to the date of each annual grant, payable on each anniversary of the date an independent director was initially appointed to our Board, and subject to certain accelerated vesting provisions;
●	Annual Cash Retainer: Each non-employee director will receive an annual cash retainer fee of $60,000, paid quarterly, which at the election of the director is payable in cash or stock (calculated by dividing the value of cash compensation (or a portion thereof), by the most recent per share closing price of the Common Stock on the national securities exchange on which the Common Stock is traded prior to the date of the grant; and
●	Option Award: Each non-employee director will receive a one-time initial grant of 25,000 stock options, which vest immediately and 20,000 options that vest in equal installments over a three year period beginning on the first anniversary of the grant date; and
●	Committee Fees: On a quarterly basis, beginning at the end of the first full quarter following the appointment of the non-employee director to Chairman of the Board, Chairman of the Audit Committee or Chairman of the Compensation Committee, the director will receive $12,500, $6,250 and $6,250, respectively, in cash compensation, which at the election of the director is payable in cash or stock (calculated by dividing the value of cash compensation (or a portion thereof), by the most recent per share closing price of the Common Stock on the national securities exchange on which the Common Stock is traded prior to the date of the grant).

In connection with the Annual Stock Award, so long as such director continues to be a non-employee director on such date, we issue to such director a number of shares of our Common Stock equal to $60,000 divided by the most recent closing price per share prior to the date of each annual grant on the anniversary of the date an independent director was initially appointed to our Board (February 13, 2014 for Mr. Brandolini, November 24, 2014 for Mr. Runnels, January 29, 2015 for General McPeak, February 25, 2015 for Mr. Ormand, and January 13, 2016 for Mr. Dawson), These grants are fully vested upon issuance. Accordingly, we granted Mr. Brandolini 3,419 shares on February 13, 2015 and Mr. Runnels, 31,579 shares on November 21, 2015.

We have entered into agreements with each of our directors that permit the director to engage in other business activities in the energy industry, some of which may be in conflict with the best interests of our company, and that also provide that if the director becomes aware of a business opportunity, he has no affirmative duty to present or make such opportunity available to us, except as may be required by his fiduciary duty as a director or by applicable law.

Indemnification of Directors and Officers

Pursuant to our certificate of incorporation we provide indemnification of our directors and officers to the fullest extent permitted under Nevada law. We believe that this indemnification is necessary to attract and retain qualified directors and officers.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to beneficial ownership of our common stock as of August 30, 2016 by each of our executive officers and directors and each person known to be the beneficial owner of 5% or more of the outstanding common stock.

This table is based upon the total number of shares outstanding as of August 30, 2016 of 17,199,094. Unless otherwise indicated, the persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite the stockholder’s name. Beneficial ownership is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended. In computing the number of shares beneficially owned by a person or a group and the percentage ownership of that person or group, shares of our common stock subject to options or warrants currently exercisable or exercisable within 60 days after August 30, 2016 are deemed outstanding by such person or group, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person. All share amounts that appear in this report have been adjusted to reflect a 1-for-10 reverse stock split of Lilis Energy, Inc.’s outstanding common stock effected on June 23, 2016. Unless otherwise indicated, the address of each stockholder listed in the table is c/o Lilis Energy, Inc., 216 16th St., Suite #1350, Denver, CO 80202.

Name and Address of Beneficial Owner	Lilis common stock Held Directly		Lilis common stock Acquirable Within 60 Days(1)		Total Beneficially Owned(1)	Percent of Class Beneficially Owned(1)
Directors and Named Executive Officers
Abraham Mirman, Chief Executive Officer and Director	762,906	(2)	476,667	(3)	1,239,573	7.0	%(4)
Michael J. Pawelek, President and Director	53,041		125,000	(5)	178,041	1.0%
Kevin Nanke, Chief Financial Officer	100,909		521,062	(6)	621,971	3.5%
Ariella Fuchs, General Counsel and Secretary	—		125,000	(7)	125,000	*
Ronald D. Ormand, Executive Chairman of the Board	2,495,752	(8)	35,000	(9)	2,530,751	14.7	%(10)
Peter Benz, Director	1,095,234	(11)	25,000	(12)	1,120,234	6.5%
Nuno Brandolini, Director	382,894		152,908	(13)	535,802	3.1%
R. Glenn Dawson, Director	215,955		215,456	(14)	431,411	2.5%
General Merrill McPeak, Director	387,872		136,854	(15)	524,726	3.0%
Directors and Officers as a Group (10 persons)	5,494,563		1,540,218	(16)	7,034,780	37.6	%(17)
5% Stockholders
Sean O’Sullivan, 174 Nassau Street #3000, Princeton, NJ 08542	2,106,118	(18)	—	(19)	2,106,118	12.3	%(20)
Pierre Caland, Rutimatstrasse 16, 3780 Gstadd, Switzerland Tortola, British Virgin Islands	1,141,715	(21)	—	(22)	1,141,715	6.7	%(23)
G. Tyler Runnels, 2049 Century Park East, Suite 320, Los Angeles, CA 90067	600,927	(24)	383,636	(25)	984,563	5.6	%(26)
Bryan Ezralow, Marc Ezralow and Marshall Ezralow, 23622 Calabasas Road, Suite 200, Calabasas, CA 91302	671,138	(27)	823,073	(28)	1,494,211	8.3	%(29)

*	Represents beneficial ownership of less than 1% of the outstanding shares of common stock.

(1)	The terms of the Series B Preferred, the Series B Warrants, the Note Warrants, the Fee Warrants and warrants issued in connection with the Company’s offering of Series A 8% Convertible Preferred Stock (the “Series A Warrants”), warrants issued in connection with the Company’s January 2014 private placement (the “January 2014 Warrants”) and the warrant issued to SOS Ventures as described in footnote (19) below (the “SOS Warrant” and collectively with the Series B Preferred, the Series B Warrants, the Note Warrants, the Fee Warrants, the Series A Warrants and the January 2014 Warrants, the “Blocker Securities”) contain a provision prohibiting the conversion of such Series B Preferred, and the exercise of such Series B Warrants, Note Warrants, Fee Warrants, Series A Warrants, January 2014 Warrants and the SOS Warrant into common stock of the Company if, upon such conversion or exercise, as applicable, the holder thereof would beneficially own more than a certain percentage of the Company’s then outstanding common stock (the “Blocker Limitation”). This percentage limitation is 4.99%, except that upon 61 days prior notice to the Company, a holder of Series B Preferred may increase the percentage limitation with respect to the Series B Preferred up to a maximum of 9.99%. However, the foregoing restrictions do not prevent such holder from converting or exercising, as applicable, some of its holdings, selling those shares, and then converting or exercising, as applicable, more of its holdings, while still staying below the respective percentage limitation. As a result, the holder could sell more than any applicable ownership limitation while never actually holding more shares than the applicable limitations allow. Accordingly, the share numbers in the above table represent ownership without regard to the beneficial ownership limitations described in this footnote. While the ownership percentages are also given without regard to this beneficial ownership limitation, specific footnotes indicate what the effect of each ownership limitation would be as of August 30, 2016.

(2)	Consists of: (i) 11,087 shares of common stock held by The Bralina Group, LLC; and (ii) 751,819 shares of common stock held directly by Mr. Mirman. Mr. Mirman has shared voting and dispositive power over the securities held by The Bralina Group, LLC with Susan Mirman.

(3)

Represents shares of common stock subject to options exercisable within 60 days.

In addition, Mr. Mirman beneficially owns an aggregate of 2,566,274 additional shares of common stock acquirable within 60 days, each of which is subject to a Blocker Limitation. However, Mr. Mirman’s percentage ownership is currently in excess of such Blocker Limitations, and as a result, such Blocker Securities have been excluded from the table. These Blocker Securities consist of the following: (i) 11,087 shares of common stock issuable upon exercise of January 2014 Warrants held by The Bralina Group, LLC; (ii) 5,187 shares of common stock issuable upon exercise of Series A Warrants held directly by Mr. Mirman; (iii) 300,000 shares of common stock issuable upon exercise of Note Warrants held directly by Mr. Mirman; (iv) 1,500,000 shares of common stock issuable upon conversion of shares of Series B Preferred held directly by Mr. Mirman; and (v) 750,000 shares of common stock issuable upon exercise of Series B Warrants held directly by Mr. Mirman.

(4)	Including the Blocker Securities, and ignoring the Blocker Limitation, Mr. Mirman beneficially owns a total 3,805,847 shares of common stock, which represents 19.9% of our currently issued and outstanding common stock.

(5)	Represents shares of common stock subject to options exercisable within 60 days.

(6)	Consists of: (i) 40,000 shares of common stock issuable upon exercise of Note Warrants held directly by Mr. Nanke; (ii) 208,334 shares of common stock subject to options that have already vested held directly by Mr. Nanke; (iii) 181,818 shares of common stock issuable upon exercise of Series B Preferred held directly by Mr. Nanke; and (iv) 90,910 shares of common stock issuable upon exercise of Series B Warrants held by KKN Holdings LLC, for which Mr. Nanke is the natural person with voting and dispositive power. The effect of any Blocker Limitation in the securities described here has been excluded here, as Mr. Nanke is below the threshold of any such limitation.

(7)	Represents shares of common stock subject to options exercisable within 60 days.

(8)	Consists of: (i) 1,259,387 shares of common stock; (ii) 100,000 shares of common stock held by Perugia Investments L.P. (“Perugia”); and (iii) 1,136,364 shares of common stock held by The Bruin Trust, an irrevocable trust managed by Jerry Ormand, Mr. Ormand’s brother, as trustee and whose beneficiaries include the adult children of Mr. Ormand. Mr. Ormand is the manager of Perugia Investments L.P. (“Perugia”) and has sole voting and dispositive power over the securities held by Perugia.

(9)

Consists of: (i) 3,333 shares of common stock subject to restricted stock units held directly by Mr. Ormand that have already vested; and (ii) 31,667 shares of common stock subject to options held directly by Mr. Ormand that have already vested.

In addition, Mr. Ormand beneficially owns an aggregate of 1,874,011 additional shares of common stock acquirable within 60 days, each of which is subject to a Blocker Limitation. However, Mr. Ormand’s percentage ownership is currently in excess of such Blocker Limitations, and as a result, such Blocker Securities have been excluded from the table. These Blocker Securities consist of the following: (i) 10,374 shares of common stock issuable upon exercise of Series A Warrants held by Perugia; (ii) 500,000 shares of common stock issuable upon exercise of Note Warrants held by The Bruin Trust; (iii) 454,546 shares of common stock issuable upon exercise of Series B Warrants held by Perugia; and (iv) 909,091 shares of common stock issuable upon conversion of shares of Series B Preferred held directly by Mr. Ormand.

(10)	Including the Blocker Securities, and ignoring the Blocker Limitation, Mr. Ormand beneficially owns a total 4,404,762 shares of common stock, which represents 23.1% of our currently issued and outstanding common stock.

(11)	Consists of: (i) 105,510 shares of common stock held directly by Mr. Benz; (ii) 341,553 shares of common stock held by LMIF Investments, LLC (“LMIF”); (iii) 399,096 shares of common stock held by Longview Marquis Master Fund, L.P. (“Longview”); and (iv) 249,075 shares of common stock held by SMF Investments, LLC (“SMF”). The natural persons with ultimate voting or investment control over the shares of common stock held by each of LMIF, Longview and SMIF are Mr. Benz, S. Michael Rudolph and Merrick Okamoto. As a result, Mr. Benz may be deemed to have voting or investment control over such shares. However, Mr. Benz disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein, and as such this shall not be deemed to be an admission that Mr. Benz is the beneficial owner of such shares.

(12)	Represents shares of common stock subject to options exercisable within 60 days.

(13)	Consists of: (i) 38,333 shares of common stock subject to options that have already vested; (ii) 12,500 shares of common stock issuable upon exercise of January 2014 Warrants; (iii) 2,075 shares of common stock issuable upon exercise of Series A Warrants; and (iv) 100,000 shares of common stock issuable upon exercise of Note Warrants. The effect of any Blocker Limitation with respect to the securities described here has been excluded, as Mr. Brandolini is below the threshold of any such limitation.

(14)	Consists of: (i) 25,000 shares of common stock subject to options exercisable within 60 days; (ii) 20,000 shares of common stock issuable upon exercise of Note Warrants; (iii) 56,819 shares of common stock issuable upon exercise of Series B Warrants; and (iv) 113,637 shares of common stock issuable upon conversion of shares of Series B Preferred. The effect of any Blocker Limitation with respect to the securities described here has been excluded, as Mr. Dawson is below the threshold of any such limitation.

(15)	Consists of: (i) 31,667 shares of common stock subject to options exercisable within 60 days; (ii) 5,187 shares of common stock issuable upon exercise of Series A Warrants; and (iii) 100,000 shares of common stock issuable upon exercise of Note Warrants. The effect of any Blocker Limitation with respect to the securities described here has been excluded, as General McPeak is below the threshold of any such limitation.

(16)	As indicated in the above footnotes, this amount excludes an aggregate of 4,713,012 additional shares of common stock acquirable within 60 days, which are subject to Blocker Limitations.

(17)	Including the Blocker Securities, and ignoring the Blocker Limitation, the directors and officers as a group beneficially own a total of 11,747,792 shares of common stock, which represents 50.2% of our currently issued and outstanding common stock.

(18)	Consists of: (i) 242,172 shares of common stock held directly by Sean O’Sullivan and (ii) 1,863,946 shares of common stock held by SOSV Investments LLC. Mr. O’Sullivan is the natural person with voting and investment power over the shares of common stock held by SOSV Investments LLC.

(19)	Mr. O’Sullivan beneficially owns 200,000 shares of common stock acquirable within 60 days upon exercise of the SOS Warrant. However, the SOS Warrant is subject to a Blocker Limitation and Mr. O’Sullivan’s percentage ownership is currently in excess of such Blocker Limitations. As a result, the shares of common stock issuable upon exercise of the SOS Warrant have been excluded from the table.

(20)	Including the Blocker Securities, and ignoring the Blocker Limitation, Mr. O’Sullivan beneficially owns a total 2,306,118 shares of common stock, which represents 13.3% of our currently issued and outstanding common stock.

(21)	Consists of: (i) 60,837 shares of common stock held by Silvercreek Investment Limited Inc. (“Silvercreek”); and (ii) 1,080,878 shares of common stock held by Wallington Investment Holdings, Ltd. (“Wallington”). Mr. Caland is the natural person with ultimate voting or investment control over the shares of common stock held by each of Wallington and Silvercreek.

(22)	Mr. Caland beneficially owns an aggregate of 653,012 shares of common stock acquirable within 60 days, each of which is subject to a Blocker Limitation. However, Mr. Calands’s percentage ownership is currently in excess of such Blocker Limitations, and as a result, such Blocker Securities have been excluded from the table. These Blocker Securities consist of the following: (i) 227,273 shares of common stock issuable upon conversion of shares of Series B Preferred; (ii) 113,636 shares of common stock issuable upon exercise of Series B Warrants; (iii) 120,000 shares of common stock issuable upon exercise of Note Warrants; and (iv) 192,103 shares of common stock issuable upon exercise of January 2014 Warrants.

(23)	Including the Blocker Securities, and ignoring the Blocker Limitation, Mr. Caland beneficially owns a total 1,794,727 shares of common stock, which represents 10.1% of our currently issued and outstanding common stock.

(24)	Consists of: (i) 46,188 shares of common stock held directly by Mr. Runnels; (ii) 465,163 shares of common stock held by the Runnels Family Trust DTD 1-11-2000 (“Runnels Trust”), of which Mr. Runnels, with Jasmine N. Runnels, is trustee; (iii) 12,300 shares of common stock held by High Tide, LLC (“High Tide”); (iv) 403 shares of common stock held by Pangaea Partners, LLC (“Pangaea”); (v) 3 shares of SEP IRA Pershing LLC Custodian (“SEP IRA”); and (vi) 76,870 shares of common stock held by T.R. Winston & Company, LLC (“TRW”). The natural persons with ultimate voting or investment control over the shares of common stock held by each of the Runnels Trust, High Tide, Pangaea, SEP IRA and TRW is G. Tyler Runnels.

(25)

Consists of: (i) 20,000 shares of common stock subject to options held directly by Mr. Runnels exercisable within 60 days; and (ii) 363,636 shares of common stock issuable upon exercise of the 12% Notes.

In addition, Mr. Runnels beneficially owns an aggregate of 1,758,284 additional shares of common stock acquirable within 60 days, each of which is subject to a Blocker Limitation. However, Mr. Runnels’s percentage ownership is currently in excess of such Blocker Limitations, and as a result, such Blocker Securities have been excluded from the table. These Blocker Securities consist of the following: (i) 454,546 shares of common stock issuable upon conversion of shares of Series B Preferred; (ii) 227,273 shares of common stock issuable upon exercise of Series B Warrants; (iii) 452,724 shares of common stock issuable upon exercise of Fee Warrants; (iv) 523,636 shares of common stock issuable upon exercise of Note Warrants; (v) 86,730 shares of common stock issuable upon exercise of January 2014 Warrants held by TRW; and (vi) 13,375 shares of common stock issuable upon exercise of January 2014 Warrants held by the Runnels Trust.

(26)	Including the Blocker Securities, and ignoring the Blocker Limitation, Mr. Runnels beneficially owns a total 2,742,847 shares of common stock, which represents 14.2% of our currently issued and outstanding common stock.

(27)	Consists of: (i) 1,022 shares of common stock held by Marc Ezralow TTEE of the Marc Ezralow 1997 Trust UTD 11/26/97 (“1997 Trust”); 42,103 shares of common stock held by Elevado Investment Company, LLC (“Elevado”); 59,927 shares of common stock held by EMSE LLC (“EMSE”); 523,107 shares of common stock held by EZ Colony Partners, LLC (“EZ Colony”); 8,003 shares of common stock held by Marshall Ezralow Roth IRA (“Roth IRA”); 20,259 shares of common stock held by the Ezralow Marital Trust U/T/D 01/12/2002 (“Marital Trust”); 16,717 shares of common stock held by the Ezralow Family Trust U/T/D 12/09/1980 (“Family Trust”). The natural persons with ultimate voting or investment control over the shares of common stock held by each of 1997 Trust, Elevado, EMSE, EZ Colony, Roth IRA, Marital Trust and Family Trust are Bryan Ezralow, Marc Ezralow and Marshall Ezralow.

(28)

Consists of: (i) 159,091 shares of common stock issuable upon exercise of Convertible Notes held by the 1997 Trust; (ii) 272,727 shares of common stock issuable upon exercise of Convertible Notes held by Bryan Ezralow TTEE of the Bryan Ezralow 1994 Trust DTD 12-22-94 (the “1994 Trust”); (iii) 31,818 shares of common stock issuable upon exercise of Convertible Notes held by Marc Ezralow as Trustee of the SPA Trust U/T/D 09/13/2004 (“SPA Trust”); (iv) 31,818 shares of common stock issuable upon exercise of Convertible Notes held by the Marc Ezralow Irrevocable Trust UAD 06/01/04 (“Irrevocable Trust”); (v) 91,798 shares of common stock issuable upon exercise of Convertible Notes held by Elevado; (vi) 20,899 shares of common stock issuable upon exercise of Convertible Notes held by EMSE; (vii) 175,179 shares of common stock issuable upon exercise of Convertible Notes held by EZ Colony; (viii) 21,185 shares of common stock issuable upon exercise of Convertible Notes held by the Marital Trust; and (ix) 18,558 shares of common stock issuable upon exercise of Convertible Notes held by the Family Trust.

In addition, Bryan Ezralow, Marc Ezralow and Marshall Ezralow beneficially own an aggregate of 2,821,598 additional shares of common stock acquirable within 60 days, each of which is subject to a Blocker Limitation. However, the percentage ownership by Bryan Ezralow, Marc Ezralow and Marshall Ezralow is currently in excess of such Blocker Limitations, and as a result, such Blocker Securities have been excluded from the table. These Blocker Securities consist of the following: (i) 136,364 shares of common stock issuable upon conversion of shares of Series B Preferred held by the 1997 Trust, (ii) 68,182 shares of common stock issuable upon exercise of Series B Warrants and (iii) 229,091 shares of common stock issuable upon exercise of Note Warrants held by the 1997 Trust; (i) 272,728 shares of common stock issuable upon conversion of shares of Series B Preferred held by the 1994 Trust; (ii) 136,364 shares of common stock issuable upon exercise of Series B Warrants and (iii) 392,727 shares of common stock issuable upon exercise of Note Warrants held by the 1994 Trust; (i) 45,455 shares of common stock issuable upon conversion of shares of Series B Preferred held by the SPA Trust; (ii) 22,727 shares of common stock issuable upon exercise of Series B Warrants and (iii) 45,818 shares of common stock issuable upon exercise of Note Warrants held the SPA Trust; (i) 45,455 shares of common stock issuable upon conversion of shares of Series B Preferred held by the Irrevocable Trust; (ii) 22,728 shares of common stock issuable upon exercise of Series B Warrants and (iii) 45,818 shares of common stock issuable upon exercise of Note Warrants held by the Irrevocable Trust; (i) 136,364 shares of common stock issuable upon conversion of shares of Series B Preferred, (ii) 68,182 shares of common stock issuable upon exercise of Series B Warrants and (iii) 132,189 shares of common stock issuable upon exercise of Note Warrants held by Elevado; (i) 90,909 shares of common stock issuable upon conversion of shares of Series B Preferred, (ii) 45,455 shares of common stock issuable upon exercise of Series B Warrants and (iii) 30,095 shares of common stock issuable upon exercise of Note Warrants held by EMSE; (i) 181,818 shares of common stock issuable upon conversion of shares of Series B Preferred, (ii) 90,910 shares of common stock issuable upon exercise of Series B Warrants and (iii) 252,258 shares of common stock underlying Note Warrants held by EZ Colony; (i)90,910 shares of common stock issuable upon conversion of shares of Series B Preferred held by the Roth IRA; (i) 45,455 shares of common stock issuable upon conversion of shares of Series B Preferred, (ii) 22,728 shares of common stock issuable upon exercise of the Series B Warrants and (iii) and 30,506 shares of common stock issuable upon exercise of the Note Warrants held by the Marital Trust; (i) 45,455 shares of common stock issuable upon conversion of shares of Series B Preferred, (ii) 22,728 shares of common stock issuable upon exercise of the Series B Warrants and (iii) 26,724 shares of common stock issuable upon exercise of Note Warrant held by the Family Trust. The natural persons with ultimate voting or investment control over the shares of common stock held by each of 1997 Trust, 1994 Trust, SPA Trust, Irrevocable Trust, Elevado, EMSE, EZ Colony, Roth IRA, Marital Trust and Family Trust are Bryan Ezralow, Marc Ezralow and Marshall Ezralow.

(29)	Including the Blocker Securities, and ignoring the Blocker Limitation, Bryan Ezralow, Marc Ezralow and Marshall Ezralow beneficially own a total 4,315,810 shares of common stock, which represents 20.7% of our currently issued and outstanding common stock.

To Lilis’s knowledge, except as noted above, no person or entity is the beneficial owner of 5% or more of Lilis’s common stock.

OTHER MATTERS

Management is not aware of any matters to be brought before the Special Meeting other than those discussed above. However, if any other business properly comes before the Special Meeting, the persons named in the accompanying form of proxy will vote or refrain from voting on the matter pursuant to the discretionary authority given in the proxy.

STOCKHOLDER PROPOSALS FOR ANNUAL MEETING IN 2017

In order to be eligible for inclusion in the proxy materials of Lilis for the 2017 Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received by January 11, 2017. Any such proposal should comply with the SEC’s rules governing stockholder proposals submitted for inclusion in proxy materials. Proposals should be addressed to Lilis Energy, Inc., 216 16th Street, Suite 1350, Denver, CO 80202, Attention: Corporate Secretary.

In addition, if a stockholder intends to present a proposal or director nomination at an annual meeting without including the proposal in the proxy materials related to that meeting, and if the proposal does not comply with the applicable requirements for inclusion under Rule 14a-8 of the Securities Exchange Act of 1934, as amended, then the proxy or proxies designated by our board of directors for the 2017 Annual Meeting of Stockholders may vote in their discretion on any such proposal any shares for which they have been appointed proxies without mention of such matter in the proxy statement or on the proxy card for such meeting.

SOLICITATION OF PROXIES

The solicitation of proxies pursuant to this proxy statement is being made by Lilis. Proxies may be solicited by mail, facsimile, telephone, telegraph, internet and in person.

The expenses of preparing, printing and distributing this proxy statement and the accompanying form of proxy and the cost of soliciting proxies will be borne by Lilis.

Copies of soliciting materials will be furnished to banks, brokerage houses and other custodians, nominees and fiduciaries for forwarding to the beneficial owners of shares of common stock for whom they hold shares, and Lilis will reimburse them for their reasonable out-of-pocket expenses in connection therewith.

HOUSEHOLDING

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement or annual report, as applicable, addressed to those stockholders. As permitted by the Exchange Act, only one copy of this proxy statement is being delivered to stockholders residing at the same address, unless stockholders have notified the company whose shares they hold of their desire to receive multiple copies of this proxy statement. This process, which is commonly referred to in this proxy statement as “householding,” potentially provides extra convenience for stockholders and cost savings for companies.

If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of this proxy statement, or if you are receiving multiple copies of this proxy statement and wish to receive only one, please contact the company whose shares you hold at its address identified in this paragraph below. Lilis will promptly deliver, upon oral or written request, a separate copy of this proxy statement to any stockholder residing at an address to which only one copy was mailed. Requests for additional copies should be directed to: Lilis Energy, Inc., 216 16th Street, Suite 1350, Denver, CO 80202, Attention: Corporate Secretary, Telephone: (210) 999-5400.

INCORPORATION BY REFERENCE

The SEC allows the Company to “incorporate by reference” into this proxy statement documents it files with the SEC. This means that the Company can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this proxy statement, and later information that the Company filed with the SEC as specified below will update and supersede that information. Except to the extent that information is deemed furnished and not filed pursuant to securities laws and regulations, the Company incorporates by reference the following filing:

•	the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, as filed on April 14, 2016;
•	the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2016 and June 30, 2016, as filed on May 20, 2016 and August 25, 2016, respectively;
•	the Company’s Current Reports on Form 8-K, as filed on May 26, 2016, June 1, 2016, June 3, 2016, June 16, 2016, June 28, 2016, July 8, 2016, July 29, 2016, August 5, 2016 and September 8, 2016; and
•	the Company’s Proxy Statement contained in the final prospectus on Form 424B3, as filed on May 12, 2016.

The Company undertakes to provide without charge to each person to whom a copy of this proxy statement has been delivered, upon written or oral request, by first class mail or other equally prompt means and within five business days of receipt of such request, a copy of any or all of the documents incorporated by reference in this proxy statement, other than the exhibits to these documents, unless the exhibits are specifically incorporated by reference into the information that this proxy statement incorporates. You may obtain documents incorporated by reference by requesting them in writing or by telephone at the following address and telephone number:

Lilis Energy, Inc.

216 16th Street, Suite 1350

Denver, Colorado 80202

(210) 999-5400

WHERE YOU CAN FIND MORE INFORMATION

Lilis files annual, quarterly and current reports, proxy statements and other information with the SEC. You can read and copy these materials at the SEC’s public reference room located at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about the operation of the SEC’s public reference room by calling the SEC at l-800-SEC-0330. The SEC also maintains an internet site that contains information that Lilis has filed electronically with the SEC, which you can access over the internet at http://www.sec.gov. You also can get more information by visiting Lilis’s web site at http://www.lilisenergy.com. Web site materials are not part of this proxy statement.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE ON THE PROPOSALS. LILIS HAS NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT.

THIS PROXY STATEMENT IS DATED [________], 2016. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN SUCH DATE, AND THE SENDING OR MAKING AVAILABLE OF THIS PROXY STATEMENT TO STOCKHOLDERS SHALL NOT CREATE ANY IMPLICATION TO THE CONTRARY.

Annex A

Form of Securities Purchase Agreement

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of June __, 2016, between Lilis Energy, Inc., a Nevada corporation (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively, the “Purchasers”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated thereunder, the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, securities of the Company as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

ARTICLE I.
DEFINITIONS

1.1           Definitions. In addition to the terms defined elsewhere in this Agreement: (a) capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Certificate of Designation (as defined herein), and (b) the following terms have the meanings set forth in this Section 1.1:

“Action” shall have the meaning ascribed to such term in Section 3.1(j).

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“BHCA” shall have the meaning ascribed to such term in Section 3.1(oo).

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Certificate of Designation” means the Certificate of Designation of Preferences, Rights and Limitations to be filed prior to the Closing by the Company with the Secretary of State of Nevada, in the form of Exhibit A attached hereto.

“Closing” means the closing of the purchase and sale of the Securities pursuant to Section 2.1.

“Closing Date” means the Trading Day on which all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Purchasers’ obligations to pay the Subscription Amount and (ii) the Company’s obligations to deliver the Securities, in each case, have been satisfied or waived.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.0001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Company Counsel” means K&L Gates LLP.

“Conversion Price” shall have the meaning ascribed to such term in the Certificate of Designation.

“Disclosure Schedules” means the Disclosure Schedules delivered by the Company concurrently with the execution and delivery of this Agreement.

“Disqualification Event” shall have the meaning ascribed to such term in Section 3.1(rr).

“Effective Date” means the earliest of the date that (a) a registration statement registering all of the Underlying Shares has been declared effective by the Commission, (b) all of the Underlying Shares have been sold pursuant to Rule 144 or may be sold pursuant to Rule 144 without the requirement for the Company to be in compliance with the current public information required under Rule 144 and without volume or manner-of-sale restrictions or (c) following the one year anniversary of the Closing Date provided that a holder of Underlying Shares is not an Affiliate of the Company, all of the Underlying Shares may be sold pursuant to an exemption from registration under Section 4(1) of the Securities Act without volume or manner-of-sale restrictions and Company Counsel has delivered to such holders a standing written unqualified opinion that resales may then be made by such holders of the Underlying Shares pursuant to such exemption which opinion shall be in form and substance reasonably acceptable to such holders.

“Environmental Laws” shall have the meaning ascribed to such term in Section 3.1(mm).

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“Escrow Agreement” means the escrow agreement entered into prior to the date hereof, by and among the Company, the Escrow Agent and the Placement Agent pursuant to which the Purchasers shall deposit Subscription Amounts with the Escrow Agent to be applied to the transactions contemplated hereunder.

“Evaluation Date” shall have the meaning ascribed to such term in Section 3.1(r).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“FCPA” means the Foreign Corrupt Practices Act of 1977, as amended.

“Federal Reserve” shall have the meaning ascribed to such term in Section 3.1(oo).

“GAAP” shall have the meaning ascribed to such term in Section 3.1(h).

“Indebtedness” shall have the meaning ascribed to such term in Section 3.1(aa).

“Intellectual Property Rights” shall have the meaning ascribed to such term in Section 3.1(o).

“Issuer Covered Persons” shall have the meaning ascribed to such term in Section 3.1(rr).

“Knowledge of the Company” means the actual knowledge that was, or would reasonably be expected to be, obtained after due inquiry of all executive officers of the Company.

“Legend Removal Date” shall have the meaning ascribed to such term in Section 4.1(c).

“Liens” means a lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Material Adverse Effect” shall have the meaning assigned to such term in Section 3.1(b).

“Maximum Rate” shall have the meaning ascribed to such term in Section 5.17.

“Money Laundering Laws” shall have the meaning ascribed to such term in Section 3.1(pp).

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“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Placement Agent” shall mean T.R. Winston & Company, LLC.

“Preferred Stock” means up to 20,000 shares of the Company’s Series B 6% Convertible Preferred Stock, par value $0.0001 per share issued hereunder having the rights, preferences and privileges set forth in the Certificate of Designation, in the form of Exhibit A hereto.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Public Information Failure” shall have the meaning ascribed to such term in Section 4.3(b).

“Public Information Failure Payments” shall have the meaning ascribed to such term in Section 4.3(b).

“Registration Rights Agreement” means the Registration Rights Agreement, dated the date hereof, by and among the Company and the Purchasers, in the form of Exhibit B attached hereto.

“Registration Statement” means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale of the Underlying Shares by each Purchaser as provided for in the Registration Rights Agreement.

“Regulation D Securities” shall have the meaning ascribed to such term in Section 3.1(rr).

“Purchaser Party” shall have the meaning ascribed to such term in Section 4.10.

“Required Approvals” shall have the meaning ascribed to such term in Section 3.1(e).

“Required Minimum” means, as of any date, the maximum aggregate number of shares of Common Stock then issued or potentially issuable in the future pursuant to the Transaction Documents, including any Underlying Shares issuable upon exercise in full of all Warrants or conversion in full of all shares of Preferred Stock, ignoring any conversion or exercise limits set forth therein.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

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“SEC Reports” shall have the meaning ascribed to such term in Section 3.1(h).

“Securities” means the Preferred Stock, the Warrants, and the Underlying Shares contemplated by this Agreement.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock).

“Stated Value” means $1,000 per share of Preferred Stock.

“Stockholder Approval” means such approval as may be required by the applicable rules and regulations of the Trading Market, as applicable, from the stockholders of the Company with respect to the transactions contemplated by the Transaction Documents, including the issuance of all of the Underlying Shares in excess of 19.99% of the issued and outstanding Common Stock on the Closing Date.

“Subscription Amount” shall mean, as to each Purchaser, the aggregate amount to be paid for the Preferred Stock purchased hereunder as specified below such Purchaser’s name on the signature page of this Agreement and next to the heading “Subscription Amount,” either in United States dollars and in immediately available funds.

“Subsidiary” means any subsidiary of the Company as set forth on Schedule 3.1(a) and shall, where applicable, also include any direct or indirect subsidiary of the Company formed or acquired after the date hereof.

“Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE MKT, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, OTCQB or OTCQX (or any successors to any of the foregoing).

“Transaction Documents” means this Agreement, the Certificate of Designation, the Warrants, the Escrow Agreement, the Registration Rights Agreement, all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated hereunder.

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“Transfer Agent” means Corporate Stock Transfer, the current transfer agent of the Company, with a mailing address of 3200 Cherry Creek South Drive, Suite 430, Denver, Colorado 80209 and a facsimile number of (303) 282-5800, and any successor transfer agent of the Company.

“Underlying Shares” means the shares of Common Stock issued and issuable upon conversion of the Preferred Stock and upon exercise of the Warrants.

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if the Common Stock is not then listed or quoted for trading on a Trading Market and if prices for the Common Stock are then reported in the “Pink Sheets” published by Pink OTC Markets, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (c) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchasers of a majority in interest of the Securities then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

“Warrants” means, collectively, the Common Stock purchase warrants delivered to the Purchasers at the Closing in accordance with Section 2.2(a) hereof, which Warrants shall be exercisable as of August [ ], 2016, subject to the Company’s receipt of requisite stockholder approval pursuant to the applicable rules and regulations of the Trading Market and have a term of exercise equal to 2 years, in the form of Exhibit C attached hereto. “Warrant Shares” means the shares of Common Stock issuable upon exercise of the Warrants.

ARTICLE II.

PURCHASE AND SALE

2.1           Closing. On the Closing Date, upon the terms and subject to the conditions set forth herein, substantially concurrent with the execution and delivery of this Agreement by the parties hereto, the Company agrees to sell, and the Purchasers, severally and not jointly, agree to purchase, up to an aggregate of 20,000 shares of Preferred Stock with an aggregate Stated Value of up to $20,000,000, with each Purchaser purchasing such number of Preferred Stock having an aggregate Stated Value equal to such Purchaser’s Subscription Amount as set forth on the signature page hereto executed by such Purchaser, and Warrants as determined pursuant to Section 2.2(a). Each Purchaser shall deliver to the Company, if cash, immediately available funds equal to its Subscription Amount via wire transfer or a certified check, and the Company shall deliver to each Purchaser its respective shares of Preferred Stock and Warrants as determined pursuant to Section 2.2(a), and the Company and each Purchaser shall deliver the other items set forth in Section 2.2 deliverable at the Closing. Upon satisfaction of the covenants and conditions set forth in Sections 2.2 and 2.3, the Closing shall occur at the offices of Company Counsel or such other location as the parties shall mutually agree.

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2.2           Deliveries.

(a)          On or prior to the Closing Date, the Company shall deliver or cause to be delivered to each Purchaser the following:

(i)          this Agreement duly executed by the Company;

(ii)         a certificate evidencing a number of shares of Preferred Stock equal to such Purchaser’s Subscription Amount divided by the Stated Value, registered in the name of such Purchaser;

(iii)        evidence of the filing and acceptance of the Certificate of Designation from the Secretary of State of Nevada;

(iv)        a Warrant registered in the name of such Purchaser to purchase up to a number of shares of Common Stock equal to 50% of such Purchaser’s Subscription Amount divided by the Conversion Price, with an exercise price equal to $0.25, subject to adjustment therein;

(v)         the Registration Rights Agreement duly executed by the Company;

(vi)        the Escrow Agreement duly executed by the Company;

(vii)       a certificate of the Company signed by its Chief Executive Officer and dated as of the Closing Date, stating that the conditions in Sections 2.3(b)(i) and (ii) have been satisfied;

(viii)      a certificate of the Company’s Secretary, dated as of the Closing Date, certifying (A) the Company’s certificate of incorporation and bylaws, as then in effect and attached thereto, (B) the resolutions adopted by the Company’s Board of Directors authorizing the transactions contemplated hereby and attached thereto, and (C) as to the signatures and authority of the Persons signing the Transaction Documents and related documents on behalf of the Company; and

(b)          On or prior to the Closing Date, each Purchaser shall deliver or cause to be delivered to the Company, the following:

(i)          this Agreement duly executed by such Purchaser;

(ii)         to the Escrow Agent, such Purchaser’s Subscription Amount by wire transfer to the amount specific in the Escrow Agreement; and

(iii)       the Registration Rights Agreement duly executed by such Purchaser; as to a cash Subscription Amount, such Purchaser’s Subscription Amount by wire transfer to the Company, as the same shall be specified in writing by the Company to each Purchaser.

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2.3           Closing Conditions.

(a)          The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

(i)         the accuracy in all material respects on the Closing Date of the representations and warranties of the Purchasers contained herein (unless as of a specific date therein in which case they shall be accurate as of such date);

(ii)         all obligations, covenants and agreements of each Purchaser required to be performed at or prior to the Closing Date shall have been performed;

(iii)        the delivery by each Purchaser of the items set forth in Section 2.2(b) of this Agreement; and

(iv)        the merger with Brushy Resources, Inc. has been, or contemporaneously with the transactions consummated hereunder will be, consummated.

(b)          The respective obligations of the Purchasers hereunder in connection with the Closing are subject to the following conditions being met:

(i)         the accuracy in all material respects when made and on the Closing Date of the representations and warranties of the Company contained herein (unless as of a specific date therein);

(ii)         all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed;

(iii)        the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement;

(iv)        there shall have been no Material Adverse Effect with respect to the Company since the date hereof; and

(v)         from the date hereof to the Closing Date, trading in the Common Stock shall not have been suspended by the Commission or the Company’s principal Trading Market and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of such Purchaser, makes it impracticable or inadvisable to purchase the Preferred Stock and Warrants at the Closing.

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ARTICLE III.

REPRESENTATIONS AND WARRANTIES

3.1           Representations and Warranties of the Company. Except as disclosed in (i) the SEC Reports and prior to the date of this Agreement and publicly available (excluding any risk factor disclosure and disclosure of risks included in any “forward-looking statements” disclaimer or other statements included in such SEC Reports to the extent that they are predictive, forward-looking or primarily cautionary in nature, in each case other than any specific factual information contained therein, and excluding any supplement, modification or amendment thereto made after the date hereof), or (ii) the Disclosure Schedules, which Disclosure Schedules shall be deemed a part hereof and shall qualify any representation or otherwise made herein to the extent of the disclosure contained in the corresponding section of the Disclosure Schedules, the Company hereby makes the following representations and warranties to each Purchaser:

(a)          Subsidiaries. The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities. If the Company has no subsidiaries, all other references to the Subsidiaries or any of them in the Transaction Documents shall be disregarded.

(b)          Organization and Qualification. The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation nor default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

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(c)          Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s stockholders in connection herewith or therewith other than in connection with the Required Approvals. This Agreement and each other Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(d)          No Conflicts. The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents to which it is a party, the issuance and sale of the Securities and the consummation by it of the transactions contemplated hereby and thereby do not and will not: (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

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(e)          Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than: (i) the filings required pursuant to Section 4.6 of this Agreement, (ii) the filing with the Commission pursuant to the Registration Rights Agreement, (iii) the notice and/or application(s) to each applicable Trading Market for the issuance and sale of the Securities and the listing of the Underlying Shares for trading thereon in the time and manner required thereby and (iv) the filing of Form D with the Commission and such filings as are required to be made under applicable state securities laws (collectively, the “Required Approvals”).

(f)          Issuance of the Securities. Except as set forth on Schedule 3.1(f), the Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents. The Underlying Shares, when issued in accordance with the terms of the Transaction Documents, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents. The Company has reserved from its duly authorized capital stock a number of shares of Common Stock for issuance of the Underlying Shares at least equal to the Required Minimum on the date hereof.

(g)          Capitalization. Except as set forth on Schedule 3.1(g), the Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act, other than pursuant to the exercise of employee stock options under the Company’s stock option plans, the issuance of shares of Common Stock to employees, directors, advisors and consultants as compensation and pursuant to the conversion and/or exercise of Common Stock Equivalents outstanding as of the date of the most recently filed periodic report under the Exchange Act. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as a result of the purchase and sale of the Securities, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents. The issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. Other than any applicable stockholder approval provisions of any Trading Market on which any of the securities of the Company are listed or designated, no further approval or authorization of any stockholder, the Board of Directors or others is required for the issuance and sale of the Securities. There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the Knowledge of the Company, between or among any of the Company’s stockholders.

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(h)          SEC Reports; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, since November 30, 2014 (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(i)          Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report filed prior to the date hereof: (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the Commission any request for confidential treatment of information. Except for the issuance of the Securities contemplated by this Agreement), no event, liability, fact, circumstance, occurrence or development has occurred or exists or is reasonably expected to occur or exist with respect to the Company or its Subsidiaries or their respective businesses, properties, operations, assets or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least 1 Trading Day prior to the date that this representation is made.

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(j)          Litigation. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the Knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the Knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

(k)          Labor Relations. No labor dispute exists or, to the Knowledge of the Company, is imminent with respect to any of the employees of the Company, which could reasonably be expected to result in a Material Adverse Effect. None of the Company’s or its Subsidiaries’ employees is a member of a union that relates to such employee’s relationship with the Company or such Subsidiary, and neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that their relationships with their employees are good. To the Knowledge of the Company, no executive officer of the Company or any Subsidiary, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

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(l)          Compliance. Neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree or order of any court, arbitrator or other governmental authority or (iii) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

(m)          Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect, and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any such permit.

(n)          Title to Assets. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for (i) Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and (ii) Liens for the payment of federal, state or other taxes, for which appropriate reserves have been made therefor in accordance with GAAP and, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiaries are in compliance.

(o)          Intellectual Property. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights as necessary or required for use in connection with their respective businesses and which the failure to so have could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). Neither the Company nor any Subsidiary has received a notice (written or otherwise) that any of, the Intellectual Property Rights has expired, terminated or been abandoned, or is expected to expire or terminate or be abandoned, within two (2) years from the date of this Agreement. Neither the Company nor any Subsidiary has received, since the date of the latest audited financial statements included within the SEC Reports, a written notice of a claim or otherwise has any knowledge that the Intellectual Property Rights violate or infringe upon the rights of any Person, except as could not have or reasonably be expected to not have a Material Adverse Effect. To the Knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

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(p)          Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged, including, but not limited to, directors and officers insurance coverage in the amount of $20,000,000. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

(q)          Transactions With Affiliates and Employees. None of the officers or directors of the Company or any Subsidiary and, to the Knowledge of the Company, none of the employees of the Company or any Subsidiary is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, providing for the borrowing of money from or lending of money to or otherwise requiring payments to or from any officer, director or such employee or, to the Knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, stockholder, member or partner, in each case in excess of $120,000 other than for: (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock option agreements under any stock option plan of the Company.

(r)          Sarbanes-Oxley. The Company and the Subsidiaries are in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the Commission thereunder that are effective as of the date hereof and as of the Closing Date.

(s)          Certain Fees. Other than to the Placement Agent and as set forth on Schedule 3.1(s), no brokerage or finder’s fees or commissions are or will be payable by the Company or any Subsidiary to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

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(t)          Private Placement. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers as contemplated hereby. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Trading Market.

(u)          Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company Act of 1940, as amended.

(v)         Registration Rights. Except as set forth on Schedule 3.1(v), no Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company or any Subsidiary.

(w)          Registration and Transfer Requirements. The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to the Knowledge of the Company, is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. The Common Stock is currently eligible for electronic transfer through the Depository Trust Company or another established clearing corporation and the Company is current in payment of the fees to the Depository Trust Company (or such other established clearing corporation) in connection with such electronic transfer.

(x)          Application of Takeover Protections. The Company and the Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s certificate of incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company’s issuance of the Securities and the Purchasers’ ownership of the Securities.

(y)          Disclosure. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company confirms that neither it nor any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that it believes constitutes or might constitute material, non-public information. The Company understands and confirms that the Purchasers will rely on the foregoing representation in effecting transactions in securities of the Company. All of the disclosure furnished by or on behalf of the Company to the Purchasers regarding the Company and its Subsidiaries, their respective businesses and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement, is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The press releases disseminated by the Company during the twelve months preceding the date of this Agreement taken as a whole do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made and when made, not misleading. The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2 hereof.

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(z)           No Integrated Offering. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of (i) the Securities Act which would require the registration of any such securities under the Securities Act, or (ii) any applicable stockholder approval provisions of any Trading Market on which any of the securities of the Company are listed or designated.

(aa)         Solvency. Based on the financial condition of the Company as of the Closing Date, after giving effect to the receipt by the Company of the proceeds from the sale of the Securities hereunder: (i) the fair saleable value of the Company’s assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature, (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, projected capital requirements and capital availability thereof, and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its liabilities when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date. The Company’s SEC Reports, set forth as of the date hereof all outstanding secured and unsecured Indebtedness of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments. For the purposes of this Agreement, “Indebtedness” means (x) any liabilities for borrowed money or amounts owed in excess of $50,000 (other than trade accounts payable incurred in the ordinary course of business), (y) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected in the Company’s balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (z) the present value of any lease payments in excess of $50,000 due under leases required to be capitalized in accordance with GAAP. Neither the Company nor any Subsidiary is in default with respect to any Indebtedness.

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(bb)        Tax Status. Except as set forth on Schedule 3.1(bb) or for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and its Subsidiaries each (i) has made or filed all United States federal, state and local income and all foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount or shown or determined to be due on such returns, reports and declarations and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company or of any Subsidiary know of no basis for any such claim.

(cc)         No General Solicitation. Neither the Company nor any Person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising (as those terms are used in Regulation D promulgated under the Securities Act). The Company has offered the Securities for sale only to the Purchasers and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

(dd)        Foreign Corrupt Practices. Neither the Company nor any Subsidiary, nor to the Knowledge of the Company or any Subsidiary, any agent or other person acting on behalf of the Company or any Subsidiary, has: (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company or any Subsidiary (or made by any Person acting on its behalf of which the Company is aware) which is in violation of law or (iv) violated in any material respect any provision of FCPA.

(ee)        Accountants. The Company’s accounting firm is set forth in its SEC Reports. To the Knowledge and belief of the Company, such accounting firm: (i) is a registered public accounting firm as required by the Exchange Act and (ii) shall express its opinion with respect to the financial statements to be included in the Company’s Annual Report for the fiscal year ending December 31, 2016.

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(ff)          Acknowledgment Regarding Purchasers’ Purchase of Securities. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchasers’ purchase of the Securities. The Company further represents to each Purchaser that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(gg)       Acknowledgment Regarding Purchaser’s Trading Activity. Anything in this Agreement or elsewhere herein to the contrary notwithstanding (except for Sections 3.2(g) and 4.15 hereof), it is understood and acknowledged by the Company that: (i) none of the Purchasers has been asked by the Company to agree, nor has any Purchaser agreed, to desist from purchasing or selling, long and/or short, securities of the Company, or “derivative” securities based on securities issued by the Company or to hold the Securities for any specified term, (ii) past or future open market or other transactions by any Purchaser, specifically including, without limitation, Short Sales or “derivative” transactions, before or after the closing of this or future private placement transactions, may negatively impact the market price of the Company’s publicly-traded securities, (iii) any Purchaser, and counter-parties in “derivative” transactions to which any such Purchaser is a party, directly or indirectly, may presently have a “short” position in the Common Stock and (iv) each Purchaser shall not be deemed to have any affiliation with or control over any arm’s length counter-party in any “derivative” transaction. The Company further understands and acknowledges that (y) one or more Purchasers may engage in hedging activities at various times during the period that the Securities are outstanding, including, without limitation, during the periods that the value of the Underlying Shares deliverable with respect to Securities are being determined, and (z) such hedging activities (if any) could reduce the value of the existing stockholders’ equity interests in the Company at and after the time that the hedging activities are being conducted. The Company acknowledges that such aforementioned hedging activities do not constitute a breach of any of the Transaction Documents.

(hh)         Regulation M Compliance. The Company has not, and to the Knowledge of the Company, no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company, other than, in the case of clauses (ii) and (iii), compensation paid to the Company’s placement agent in connection with the placement of the Securities.

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(ii)         Stock Option Plans. Each stock option granted by the Company under the Company’s stock option plan was granted (i) in accordance with the terms of the Company’s stock option plan and (ii) with an exercise price at least equal to the fair market value of the Common Stock on the date such stock option would be considered granted under GAAP and applicable law. No stock option granted under the Company’s stock option plan has been backdated. The Company has not knowingly granted, and there is no and has been no Company policy or practice to knowingly grant, stock options prior to, or otherwise knowingly coordinate the grant of stock options with, the release or other public announcement of material information regarding the Company or its Subsidiaries or their financial results or prospects.

(jj)       Office of Foreign Assets Control. Neither the Company nor any Subsidiary nor, to the Knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”).

(kk)         Environmental Matters. To the Knowledge of the Company, neither the Company nor any Subsidiary is in violation of any statute, rule, regulation, decisions or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “Environmental Laws”), owns or operates any real property contaminated with any substance that is subject to any Environmental Laws, or is subject to any claim relating to any Environmental Laws, which violation, contamination, liability or claim has had or could reasonably be expected to have a Material Adverse Effect; and there is no pending or to the Knowledge of the Company, threatened investigation that might lead to such a claim.

(ll)          U.S. Real Property Holding Corporation. The Company is not and has never been a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended, and the Company shall so certify upon Purchaser’s request.

(mm)       Bank Holding Company Act. Neither the Company nor any of its Subsidiaries or, to the Knowledge of the Company, its Affiliates is subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). Neither the Company nor any of its Subsidiaries or, to the Knowledge of the Company, Affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Company nor any of its Subsidiaries or, to the Knowledge of the Company, its Affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

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(nn)       Money Laundering. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any Subsidiary with respect to the Money Laundering Laws is pending or, to the Knowledge of the Company or any Subsidiary, threatened.

(oo)         No Disqualification Events. With respect to Securities to be offered and sold hereunder in reliance on Rule 506 under the Securities Act (“Regulation D Securities”), none of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering hereunder, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person” and, together, “Issuer Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3) under the Securities Act. The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e) under the Securities Act, and has furnished to the Purchasers a copy of any disclosures provided thereunder.

(pp)        Other Covered Persons The Company is not aware of any Person (other than the Placement Agent and it agents, if applicable, and any Issuer Covered Person) that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of any Regulation D Securities.

(qq)        Notice of Disqualification Events. The Company will notify the Purchasers in writing, prior to the Closing Date of (i) any Disqualification Event relating to any Issuer Covered Person and (ii) any event that would, with the passage of time, become a Disqualification Event relating to any Issuer Covered Person.

Each Purchaser, for itself and for no other Purchaser, acknowledges and agrees that the representations contained in Section 3.1 shall not modify, amend or affect the Company’s right to rely on such Purchaser’s representations and warranties contained in this Agreement or any representations and warranties contained in any other Transaction Document or any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transaction contemplated hereby.

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3.2           Representations and Warranties of the Purchasers. Each Purchaser, for itself and for no other Purchaser, hereby represents and warrants as of the date hereof and as of the Closing Date to the Company and the Placement Agent as follows (unless as of a specific date therein):

(a)          Organization; Authority. Such Purchaser is either an individual or an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the Transaction Documents and performance by such Purchaser of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of such Purchaser. Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b)          Own Account. Such Purchaser understands that the Securities are “restricted securities,” as defined in Section (a)(3) of Rule 144 of the Securities Act, and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other Persons to distribute or regarding the distribution of such Securities in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting such Purchaser’s right to sell the Securities pursuant to a registration statement or otherwise in compliance with applicable federal and state securities laws). Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business.

(c)          Purchaser Status. At the time such Purchaser was offered the Securities, it was, and as of the date hereof it is, and on each date on which it exercises any Warrants or converts any shares of Preferred Stock, it will be an “accredited investor” as defined in Rule 501 under the Securities Act.

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(d)          Access to Information. Such Purchaser acknowledges that it has had the opportunity to review the Transaction Documents (including all exhibits and schedules thereto) and the SEC Reports and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Such Purchaser acknowledges and agrees that neither the Placement Agent nor any agent or Affiliate of the Placement Agent has provided such Purchaser with any information or advice with respect to the Securities, nor is such information or advice necessary or desired. Neither the Placement Agent nor any of its agents or Affiliates has made or makes any representation as to the Company or the quality of the Securities and the Placement Agent and any of its agents or Affiliates may have acquired non-public information with respect to the Company which such Purchaser agrees need not be provided to it. In connection with the issuance of the Securities to such Purchaser, neither the Placement Agent nor any of its agents or Affiliates has acted as a financial advisor or fiduciary to such Purchaser.

(e)          Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment. Such Purchaser understands that the Placement Agent has acted solely as the agent of the Company in this placement of the Securities and such Purchaser has not relied on the business or legal advice of the Placement Agent or any of its agents, counsel or affiliates in making its investment decision hereunder, and confirms that none of such Persons has made any representations or warranties to such Purchaser in connection with the transactions contemplated herein.

(f)          General Solicitation. Such Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

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(g)          Certain Transactions and Confidentiality. Other than consummating the transactions contemplated hereunder, such Purchaser has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser, executed any purchases or sales, including Short Sales, of the securities of the Company during the period commencing as of the time that such Purchaser first received a term sheet (written or oral) from the Company or any other Person representing the Company setting forth the material terms of the transactions contemplated hereunder and ending immediately prior to the execution hereof. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement. Other than to other Persons party to this Agreement, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Notwithstanding the foregoing, for avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to the identification of the availability of, or securing of, available shares to borrow in order to effect Short Sales or similar transactions in the future.

The Company acknowledges and agrees that the representations contained in Section 3.2 shall not modify, amend or affect such Purchaser’s right to rely on the Company’s representations and warranties contained in this Agreement or any representations and warranties contained in any other Transaction Document or any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transaction contemplated hereby.

ARTICLE IV.

OTHER AGREEMENTS OF THE PARTIES

4.1           Transfer Restrictions.

(a)          The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of a Purchaser or in connection with a pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and the Registration Rights Agreement and shall have the rights and obligations of a Purchaser under this Agreement and the Registration Rights Agreement.

(b)          The Purchasers agree to the imprinting, so long as is required by this Section 4.1, of a legend on any of the Securities in the following form:

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[NEITHER] THIS SECURITY [NOR THE SECURITIES INTO WHICH THIS SECURITY IS [EXERCISABLE] [CONVERTIBLE]] HAS [NOT] BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY [AND THE SECURITIES ISSUABLE UPON [EXERCISE] [CONVERSION] OF THIS SECURITY] MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

The Company acknowledges and agrees that a Purchaser may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and who agrees to be bound by the provisions of this Agreement and the Registration Rights Agreement and, if required under the terms of such arrangement, such Purchaser may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities.

(c)          Subject to the limitations set forth below, certificates evidencing the Underlying Shares shall not contain any legend (including the legend set forth in Section 4.1(b) hereof): (i) while a registration statement covering the resale of such security is effective under the Securities Act, (ii) following any sale of such Underlying Shares pursuant to Rule 144, (iii) if such Underlying Shares are held by non-affiliates of the Company and are eligible for sale under Rule 144 or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). The Company shall cause its counsel to issue a legal opinion to the Transfer Agent promptly if required by the Transfer Agent to effect the removal of the legend hereunder. If all or any shares of Preferred Stock are converted or any portion of a Warrant is exercised at a time when there is an effective registration statement to cover the resale of the Underlying Shares, or if such Underlying Shares may be sold under Rule 144 or if such legend is not otherwise required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission) then such Underlying Shares shall be issued free of all legends. The Company agrees that at such time as such legend is no longer required under either clauses (i), (ii), (iii) or (iv) of the first sentence of this Section 4.1(c), it will, no later than three Trading Days following the delivery by a Purchaser to the Company or the Transfer Agent of a certificate representing Underlying Shares, as applicable, issued with a restrictive legend (such third Trading Day, the “Legend Removal Date”), deliver or cause to be delivered to such Purchaser a certificate representing such shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section 4. Certificates for Underlying Shares subject to legend removal hereunder shall be transmitted by the Transfer Agent to the Purchaser by crediting the account of the Purchaser’s prime broker with the Depository Trust Company System as directed by such Purchaser.

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(d)          In connection with Section 4.1(c) above, each Purchaser, severally and not jointly with the other Purchasers, understands and hereby acknowledges that in order for Rule 144 to be applicable to the sale of the Underlying Shares, the Company must be current with respect to its filing obligations under the Exchange Act at the time of such sale. Each Purchaser further understands and hereby acknowledges that any legal opinion given by the Company’s counsel in connection with Section 4.1(c) above may be limited as to scope and in particular may expire or be withdrawn in the event that the Company is not in compliance with the current public information requirement of Rule 144. Finally, each Purchaser understands and hereby acknowledges that the Company and its legal counsel will rely on such Purchaser’s understanding and agreement in connection with the issuance of the legal opinion and removal of the legends from the Underlying Shares in accordance with Section 4.1(c) above, and that it is each Purchaser’s sole responsibility to confirm with the Company at the time of any sale of Underlying Shares that the current public information requirement set forth in Rule 144 has been met.

(e)          In addition to such Purchaser’s other available remedies, the Company shall pay to a Purchaser, in cash, as partial liquidated damages and not as a penalty, for each $1,000 of Underlying Shares (based on the VWAP of the Common Stock on the date such Securities are submitted to the Transfer Agent) delivered for removal of the restrictive legend and subject to Section 4.1(c) and (d), $5 per Trading Day for each Trading Day after the Legend Removal Date until such certificate is delivered without a legend. Nothing herein shall limit such Purchaser’s right to pursue actual damages for the Company’s failure to deliver certificates representing any Securities as required by the Transaction Documents, and such Purchaser shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.

(f)          Each Purchaser, severally and not jointly with the other Purchasers, agrees with the Company that such Purchaser will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if Securities are sold pursuant to a Registration Statement, they will be sold in compliance with the plan of distribution set forth therein, and acknowledges that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 4.1 is predicated upon the Company’s reliance upon this understanding.

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4.2           Restrictions on Conversion and Exercise. Each Purchaser understands and agrees that the conversion of the Preferred Stock and the exercise of the Warrants, shall be subject to the receipt of requisite stockholder approval pursuant to applicable rules and regulations of the Trading Market. The Company shall use its best efforts to obtain the requisite stockholder approval no more than three months from the Closing Date. In addition, the Company shall hold a special meeting of stockholders (which may also be at the annual meeting of stockholders) at the earliest practical date after the date on which the number of shares of Common Stock issuable pursuant to this Agreement on a fully converted or exercised basis (ignoring for such purposes any conversion or exercise limitations therein) exceeds 15% of the issued and outstanding shares of Common Stock on the Closing Date for the purpose of obtaining Stockholder Approval, with the recommendation of the Company’s Board of Directors that such proposal be approved, and the Company shall solicit proxies from its stockholders in connection therewith in the same manner as all other management proposals in such proxy statement and all management-appointed proxyholders shall vote their proxies in favor of such proposal. The Company shall use its reasonable best efforts to obtain such Stockholder Approval. If the Company does not obtain Stockholder Approval at the first meeting, the Company shall call a meeting every four months thereafter to seek Stockholder Approval until the earlier of the date Stockholder Approval is obtained or the Preferred Stock is no longer outstanding

4.3           Acknowledgment of Dilution. The Company acknowledges that the issuance of the Securities may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligations under the Transaction Documents, including, without limitation, its obligation to issue the Underlying Shares pursuant to the Transaction Documents, are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company may have against any Purchaser and regardless of the dilutive effect that such issuance may have on the ownership of the other stockholders of the Company.

4.4           Furnishing of Information; Public Information.

(a)          If the Common Stock is not registered under Section 12(b) or 12(g) of the Exchange Act on the date hereof, the Company agrees to cause the Common Stock to be registered under Section 12(g) of the Exchange Act on or before the 120th calendar day following the date hereof. Until the earliest of the time that no Purchaser owns Securities, the Company covenants to maintain the registration of the Common Stock under Section 12(b) or 12(g) of the Exchange Act and to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act even if the Company is not then subject to the reporting requirements of the Exchange Act.

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(b)          At any time during the period commencing from the six (6) month anniversary of the date hereof and ending at such time that all of the Securities may be sold without the requirement for the Company to be in compliance with Rule 144(c)(1) and otherwise without restriction or limitation pursuant to Rule 144, if the Company shall fail for any reason to satisfy the current public information requirement under Rule 144(c) (a “Public Information Failure”), and such Public Information Failure shall continue for more than thirty (30) days, then, in addition to such Purchaser’s other available remedies, the Company shall pay to a Purchaser, in cash, as partial liquidated damages and not as a penalty, by reason of any such delay in or reduction of its ability to sell the Securities, an amount in cash equal to one percent (1.0%) of the aggregate Subscription Amount of such Purchaser’s Securities on the 30th day after a Public Information Failure and on every thirtieth (30th) day (pro rated for periods totaling less than thirty days) thereafter until the earlier of (a) the date such Public Information Failure is cured and (b) such time that such public information is no longer required for the Purchasers to transfer the Underlying Shares pursuant to Rule 144. The payments to which a Purchaser shall be entitled pursuant to this Section 4.3(b) are referred to herein as “Public Information Failure Payments.” Public Information Failure Payments shall be paid on the earlier of (i) the last day of the calendar month during which such Public Information Failure Payments are incurred and (ii) the third (3rd) Business Day after the event or failure giving rise to the Public Information Failure Payments is cured. In the event the Company fails to make Public Information Failure Payments in a timely manner, such Public Information Failure Payments shall bear interest at the rate of 1.5% per month (prorated for partial months) until paid in full. Nothing herein shall limit such Purchaser’s right to pursue actual damages for the Public Information Failure, and such Purchaser shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.

4.5           Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would require stockholder approval prior to the closing of such other transaction unless stockholder approval is obtained before the closing of such subsequent transaction.

4.6           Conversion and Exercise Procedures. Each of the form of Notice of Exercise included in the Warrants and the form of Notice of Conversion included in the Certificate of Designation set forth the totality of the procedures required of the Purchasers in order to exercise the Warrants or convert the Preferred Stock. Without limiting the preceding sentences, no ink-original Notice of Exercise or Notice of Conversion shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise or Notice of Conversion form be required in order to exercise the Warrants or convert the Preferred Stock. No additional legal opinion, other information or instructions shall be required of the Purchasers to exercise their Warrants or convert their Preferred Stock. The Company shall honor exercises of the Warrants and conversions of the Preferred Stock and shall deliver Underlying Shares in accordance with the terms, conditions and time periods set forth in the Transaction Documents, and subject to Section 4.2.

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4.7           Securities Laws Disclosure; Publicity. The Company shall (a) by 9:30 a.m. (New York City time) on the Trading Day immediately following the date hereof, issue a press release disclosing the material terms of the transactions contemplated hereby, and (b) file a Current Report on Form 8-K, including the Transaction Documents as exhibits thereto, with the Commission within the time required by the Exchange Act. From and after the issuance of such press release, the Company represents to the Purchaser that it shall have publicly disclosed all material, non-public information delivered to any of the Purchasers by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents. The Company and each Purchaser shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and neither the Company nor any Purchaser shall issue any such press release nor otherwise make any such public statement without the prior consent of the Company, with respect to any press release of any Purchaser, or without the prior consent of each Purchaser, with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except: (a) as required by federal securities law in connection with (i) any registration statement contemplated by the Registration Rights Agreement and (ii) the filing of final Transaction Documents with the Commission and (b) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure permitted under this clause (b).

4.8           Stockholder Rights Plan. No claim will be made or enforced by the Company or, with the consent of the Company, any other Person, that any Purchaser is an “Acquiring Person” under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents or under any other agreement between the Company and the Purchasers.

4.9           Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company covenants and agrees that neither it, nor any other Person acting on its behalf, will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material nonpublic information, unless prior thereto such Purchaser shall have entered into a written agreement with the Company regarding the confidentiality and use of such information. The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

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4.10         Use of Proceeds. The Company shall use the net proceeds from the sale of the Securities hereunder to fund acquisition costs, debt restructuring and repayment costs, and fees and expenses relating to the merger with Brushy Resources Inc., drilling and development, acquisitions and for working capital purposes. The Company shall not use such proceeds for any of the following: (a) for the redemption of any Common Stock or Common Stock Equivalents, (b) for the settlement of any outstanding litigation or (c) in violation of FCPA or OFAC regulations.

4.11        Indemnification of Purchasers. Subject to the provisions of this Section 4.10, the Company will indemnify and hold each Purchaser and its directors, officers, stockholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, stockholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling Persons (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any action instituted against the Purchaser Parties in any capacity, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Purchaser Party, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of such Purchaser Party’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Purchaser Party may have with any such stockholder or any violations by such Purchaser Party of state or federal securities laws or any conduct by such Purchaser Party which constitutes fraud, gross negligence, willful misconduct or malfeasance). If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser Party. Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of counsel, a material conflict on any material issue between the position of the Company and the position of such Purchaser Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Company will not be liable to any Purchaser Party under this Agreement (y) for any settlement by a Purchaser Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (z) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party’s breach of any of the representations, warranties, covenants or agreements made by such Purchaser Party in this Agreement or in the other Transaction Documents. The indemnification required by this Section 4.10 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or are incurred. The indemnity agreements contained herein shall be in addition to any cause of action or similar right of any Purchaser Party against the Company or others and any liabilities the Company may be subject to pursuant to law.

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4.12        Reservation and Listing of Securities.

(a)          The Company shall maintain a reserve from its duly authorized shares of Common Stock for issuance pursuant to the Transaction Documents in such amount as may then be required to fulfill its obligations in full under the Transaction Documents.

(b)          If, on any date, the number of authorized but unissued (and otherwise unreserved) shares of Common Stock is less than 130% of (i) the Required Minimum on such date, minus (ii) the number of shares of Common Stock previously issued pursuant to the Transaction Documents, then the Board of Directors shall use commercially reasonable efforts to amend the Company’s certificate or articles of incorporation to increase the number of authorized but unissued shares of Common Stock to at least the Required Minimum at such time (minus the number of shares of Common Stock previously issued pursuant to the Transaction Documents), as soon as possible and in any event not later than the 75th day after such date; provided that the Company will not be required at any time to authorize a number of shares of Common Stock greater than the maximum remaining number of shares of Common Stock that could possibly be issued after such time pursuant to the Transaction Documents.

(c)          The Company hereby agrees to use commercially reasonable efforts to maintain the listing or quotation of the Common Stock on the Trading Market on which it is currently listed. The Company shall, if applicable: (i) in the time and manner required by the principal Trading Market, prepare and file with such Trading Market an additional shares listing application covering a number of shares of Common Stock at least equal to the Required Minimum on the date of such application, (ii) take all steps necessary to cause such shares of Common Stock to be approved for listing or quotation on such Trading Market as soon as possible thereafter, (iii) provide to the Purchasers evidence of such listing or quotation and (iv) maintain the listing or quotation of such Common Stock on any date at least equal to the Required Minimum on such date on such Trading Market or another Trading Market. The Company agrees to maintain the eligibility of the Common Stock for electronic transfer through the Depository Trust Company or another established clearing corporation, including, without limitation, by timely payment of fees to the Depository Trust Company or such other established clearing corporation in connection with such electronic transfer.

(d)          The Company agrees, if the Company applies to have the Common Stock traded on any other Trading Market, it will then include in such application all of the Underlying Shares, and will take such other action as is necessary to cause all of the Underlying Shares to be listed or quoted on such other Trading Market as promptly as possible. The Company will then take all action reasonably necessary to continue the listing or quotation and trading of its Common Stock on a Trading Market and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Trading Market

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4.13        Equal Treatment of Purchasers. No consideration (including any modification of any Transaction Document) shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration is also offered to all of the parties to this Agreement. For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended for the Company to treat the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Securities or otherwise.

4.14        Certain Transactions and Confidentiality. Each Purchaser, severally and not jointly with the other Purchasers, covenants that neither it, nor any Affiliate acting on its behalf or pursuant to any understanding with it will execute any purchases or sales, including Short Sales, of any of the Company’s securities during the period commencing with the execution of this Agreement and ending at such time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.6. Each Purchaser, severally and not jointly with the other Purchasers, covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company pursuant to the initial press release as described in Section 4.6, such Purchaser will maintain the confidentiality of the existence and terms of this transaction and the information included in the Transaction Documents and the Disclosure Schedules. Notwithstanding the foregoing, and notwithstanding anything contained in this Agreement to the contrary, the Company expressly acknowledges and agrees that (i) no Purchaser makes any representation, warranty or covenant hereby that it will not engage in effecting transactions in any securities of the Company after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.6, (ii) no Purchaser shall be restricted or prohibited from effecting any transactions in any securities of the Company in accordance with applicable securities laws from and after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.6 and (iii) no Purchaser shall have any duty of confidentiality to the Company or its Subsidiaries after the issuance of the initial press release as described in Section 4.6. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement.

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4.15        Form D; Blue Sky Filings. The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof, promptly upon request of any Purchaser. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the Purchasers at the Closing under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of any Purchaser.

ARTICLE V.

MISCELLANEOUS

5.1           Termination. This Agreement may be terminated by any Purchaser, as to such Purchaser’s obligations hereunder only and without any effect whatsoever on the obligations between the Company and the other Purchasers, by written notice to the other parties, if the Closing has not been consummated on or before June 30, 2016; provided, however, that such termination will not affect the right of any party to sue for any breach by any other party (or parties).

5.2           Fees and Expenses. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees (including, without limitation, any fees required for same-day processing of any instruction letter delivered by the Company and any conversion or exercise notice delivered by a Purchaser), stamp taxes and other taxes and duties levied in connection with the delivery of any Securities to the Purchasers.

5.3           Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.4           Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number or e-mail attachment as set forth on the signature pages attached hereto at or prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number or e-mail attachment as set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the second (2nd) Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

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5.5           Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchasers holding at least 51% in interest of the Securities then outstanding or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

5.6           Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

5.7           Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser (other than by merger). Any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents that apply to the “Purchasers.”

5.8           No Third-Party Beneficiaries. The Placement Agent, including its agents, shall be an intended third party beneficiary with respect to the representations and warranties of the company and Purchasers in Sections 3.1 and 3.2 hereof, respectively. Other than the foregoing, this Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.10 and this Section 5.8.

5.9           Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, stockholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If either party shall commence an action, suit or proceeding to enforce any provisions of the Transaction Documents, then, in addition to the obligations of the Company under Section 4.10, the prevailing party in such action, suit or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

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5.10        Survival. The representations and warranties contained herein shall survive the Closing and the delivery of the Securities.

5.11        Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf' format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf' signature page were an original thereof.

5.12        Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

5.13        Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) any of the other Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights; provided, however, that in the case of a rescission of a conversion of the Preferred Stock or exercise of a Warrant, the applicable Purchaser shall be required to return any shares of Common Stock subject to any such rescinded conversion or exercise notice concurrently with the return to such Purchaser of the aggregate exercise price paid to the Company for such shares and the restoration of such Purchaser’s right to acquire such shares pursuant to such Purchaser’s Warrant (including, issuance of a replacement warrant certificate evidencing such restored right).

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5.14        Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction. The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Securities.

5.15         Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

5.16        Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

5.17        Usury. To the extent it may lawfully do so, the Company hereby agrees not to insist upon or plead or in any manner whatsoever claim, and will resist any and all efforts to be compelled to take the benefit or advantage of, usury laws wherever enacted, now or at any time hereafter in force, in connection with any claim, action or proceeding that may be brought by any Purchaser in order to enforce any right or remedy under any Transaction Document. Notwithstanding any provision to the contrary contained in any Transaction Document, it is expressly agreed and provided that the total liability of the Company under the Transaction Documents for payments in the nature of interest shall not exceed the maximum lawful rate authorized under applicable law (the “Maximum Rate”), and, without limiting the foregoing, in no event shall any rate of interest or default interest, or both of them, when aggregated with any other sums in the nature of interest that the Company may be obligated to pay under the Transaction Documents exceed such Maximum Rate. It is agreed that if the maximum contract rate of interest allowed by law and applicable to the Transaction Documents is increased or decreased by statute or any official governmental action subsequent to the date hereof, the new maximum contract rate of interest allowed by law will be the Maximum Rate applicable to the Transaction Documents from the effective date thereof forward, unless such application is precluded by applicable law. If under any circumstances whatsoever, interest in excess of the Maximum Rate is paid by the Company to any Purchaser with respect to indebtedness evidenced by the Transaction Documents, such excess shall be applied by such Purchaser to the unpaid principal balance of any such indebtedness or be refunded to the Company, the manner of handling such excess to be at such Purchaser’s election.

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5.18        Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in its review and negotiation of the Transaction Documents. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by any of the Purchasers.

5.19        Liquidated Damages. The Company’s obligations to pay any partial liquidated damages or other amounts owing under the Transaction Documents is a continuing obligation of the Company and shall not terminate until all unpaid partial liquidated damages and other amounts have been paid notwithstanding the fact that the instrument or security pursuant to which such partial liquidated damages or other amounts are due and payable shall have been canceled.

5.20        Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

5.21         Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments thereto. In addition, each and every reference to share prices and shares of Common Stock in any Transaction Document shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

5.22       WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY

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ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

(Signature Pages Follow)

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IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

LILIS ENERGY, INC.	Address for Notice:

216 16th Street, Suite #1350
Denver, CO 80202

By:	Fax: (303) 957-2234
Name: Abraham Mirman
Title: Chief Executive Officer

With a copy to (which shall not constitute notice):

K&L Gates LLP
1 Park Plaza, Twelfth Floor
Irvine, California 92614
Attn: Michael A. Hedge

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK;
SIGNATURE PAGES FOR PURCHASERS FOLLOW]

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[PURCHASER SIGNATURE PAGES TO LLEX SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:

Signature of Authorized Signatory of Purchaser:

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory:

Facsimile Number of Authorized Signatory:

Address for Notice to Purchaser:

Address for Delivery of Securities to Purchaser (if not same as address for notice):

Subscription Amount:

Cash:

Shares of Preferred Stock:

Warrant Shares:_______

EIN Number:

[SIGNATURE PAGES CONTINUE]

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Annex B

Form of Warrant

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

COMMON STOCK PURCHASE WARRANT

LILIS ENERGY, INC.

Warrant Shares: _______	Initial Exercise Date:
Issue Date:

THIS COMMON STOCK PURCHASE WARRANT (the “Warrant”) certifies that, for value received, _____________ or [his, her or its] assigns (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after ____________ (the “Initial Exercise Date”) and on or prior to 3:00 p.m. Mountain Time on the second year anniversary of the Initial Exercise Date (the “Termination Date”) but not thereafter, to subscribe for and purchase from Lilis Energy, Inc., a Nevada corporation (the “Company”), up to ______ shares (as subject to adjustment hereunder, the “Warrant Shares”) of the Company’s common stock (“Common Stock”). The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).

Section 1.          Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Securities Purchase Agreement, dated June __, 2016, by and between the Company and the purchasers’ signatories thereto. In addition to the terms defined elsewhere in this Agreement, the following terms have the meanings indicated in this Section 1:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

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“Board of Directors” means the board of directors of the Company.

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Commission” means the United States Securities and Exchange Commission.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Liens” means a lien, charge pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Trading Day” means a day on which the Common Stock is traded on a Trading Market.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE MKT, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange or the OTC Bulletin Board (or any successors to any of the foregoing).

“Transfer Agent” means Corporate Stock Transfer, the current transfer agent of the Company, with a mailing address of 3200 Cherry Creek South Drive, Suite 430, Denver, Colorado 80209 and a facsimile number of (303) 282-5800, and any successor transfer agent of the Company.

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“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b)  if the OTC Bulletin Board is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board, (c) if the Common Stock is not then listed or quoted for trading on the OTC Bulletin Board and if prices for the Common Stock are then reported in the “Pink Sheets” published by Pink OTC Markets, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent closing bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holder and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

Section 2.        Exercise.

a)      Exercise of Warrant. Subject to Section 5 herein, eexercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before 3:00 p.m. Mountain time on the Termination Date by delivery to the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of the Holder appearing on the books of the Company) of a duly executed facsimile copy of the Notice of Exercise form annexed hereto. Within three (3) Trading Days following the date of exercise as aforesaid, the Holder shall deliver the aggregate Exercise Price for the shares specified in the applicable Notice of Exercise by wire transfer or cashier’s check drawn on a United States bank unless the cashless exercise procedure specified in Section 2(c) below is specified in the applicable Notice of Exercise. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within three (3) Trading Days of the date the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise Form within two (2) Business Days of receipt of such notice. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

b)      Exercise Price. The exercise price per share of the Common Stock under this Warrant shall be $0.25, subject to adjustment hereunder (the “Exercise Price”).

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c)      Cashless Exercise. If at any time after the six month anniversary of the Initial Exercise Date, there is no effective registration statement registering, or no current prospectus available for, the resale of the Warrant Shares by the Holder, then this Warrant may also be exercised, in whole or in part, at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive a number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) =	the VWAP of one share of Common Stock on the Trading Day immediately preceding the date on which Holder elects to exercise this Warrant by means of a “cashless exercise,” as set forth in the applicable Notice of Exercise;

(B) =	the Exercise Price of this Warrant, as adjusted hereunder; and

(X) =	the number of Warrant Shares that would be issuable upon exercise of this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

Subject to the first sentence of this section above, on the Termination Date, this Warrant shall be automatically exercised via cashless exercise pursuant to this Section 2(c) (except, that to the extent such exercise would violate Section 2(e) below, the aggregate number of Warrant Shares issuable upon exercise in full of this Warrant via a cashless exercise shall be automatically exchanged into a right to receive such aggregate number of Warrant Shares, subject to a restriction on exercise in the form of Section 2(e) below).

d)      Mechanics of Exercise.

i.            Delivery of Warrant Shares Upon Exercise. Warrant Shares purchased hereunder shall be transmitted by the Transfer Agent to the Holder by crediting the account of the Holder’s prime broker with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Company is then a participant in such system and either (A) there is an effective registration statement permitting the issuance of the Warrant Shares to or resale of the Warrant Shares by the Holder or (B) the shares are eligible for resale by the Holder without volume or manner-of-sale limitations pursuant to Rule 144, and otherwise by physical delivery to the address specified by the Holder in the Notice of Exercise by the date that is three (3) Trading Days after the latest of (A) the delivery to the Company of the Notice of Exercise and (B) surrender of this Warrant (if required) (such date, the “Warrant Share Delivery Date”). The Warrant Shares shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised, with payment to the Company of the Exercise Price (or by cashless exercise, if permitted) and all taxes required to be paid by the Holder, if any, pursuant to Section 2(d)(vi) prior to the issuance of such shares, having been paid.

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ii.         Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

iii.        Rescission Rights. If the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares pursuant to Section 2(d)(i) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

iv.        No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

v.        Charges, Taxes and Expenses. Issuance of Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such Warrant Shares, all of which taxes and expenses shall be paid by the Company, and such Warrant Shares shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto. The Company shall pay all Transfer Agent fees required for same-day processing of any Notice of Exercise.

vi.       Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

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e)      Holder’s Exercise Limitations. The Company shall not affect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 2 or otherwise, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Notice of Exercise, the Holder (together with the Holder’s Affiliates, and any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below).  For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Common Stock Equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates.  Except as set forth in the preceding sentence, for purposes of this Section 2(e), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 2(e) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation. To ensure compliance with the restriction, the Holder will be deemed to represent to the Company each time it delivers a Notice of Conversion, that such Notice of Conversion has not violated the restrictions set forth in this paragraph, and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 2(e), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in the most recent of the following: (A) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding.  Upon the written or oral request of a Holder, the Company shall within two Trading Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding.  In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 2(e) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.

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f)       Issuance Limitations.  If the Company has not obtained Stockholder Approval, then the Company may not issue upon exercise of this Warrant a number of shares of Common Stock, which, when aggregated with any shares of Common Stock issued (i) pursuant to the conversion of any Preferred Stock issued pursuant to the Purchase Agreement, (ii) upon prior exercise of this or any other Warrant issued pursuant to the Purchase Agreement and (iii) pursuant to any warrants issued to any registered broker-dealer as a fee in connection with the issuance of Securities pursuant to the Purchase Agreement, would exceed 19.9%, subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of the Purchase Agreement (such number of shares, the “Issuable Maximum”).  The Holder and the holders of the other Warrants issued pursuant to the Purchase Agreement shall be entitled to a portion of the Issuable Maximum equal to the quotient obtained by dividing (x) the Holder’s original Subscription Amount (as defined in the Purchase Agreement) by (y) the aggregate original Subscription Amount of all holders pursuant to the Purchase Agreement. In addition, the Holder may allocate its pro-rata portion of the Issuable Maximum among Warrants held by it in its sole discretion. Such portion shall be adjusted upward ratably in the event a Purchaser no longer holds any Warrants and the amount of shares issued to such Purchaser pursuant to its Warrants was less than such Purchaser’s pro-rata share of the Issuable Maximum.  For avoidance of doubt, unless and until any required Stockholder Approval is obtained and effective, warrants issued to any registered broker-dealer as a fee in connection with the Securities issued pursuant to the Purchase Agreement as described in clause (iii) above shall provide that such warrants shall not be allocated any portion of the Issuable Maximum and shall be unexercisable unless and until such Stockholder Approval is obtained and effective.

Section 3.        Certain Adjustments.

a)      Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares or (iv) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant shall remain unchanged. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

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b)     Fundamental Transaction. If, at any time while this Warrant is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person, (ii) the Company, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each a “Fundamental Transaction”), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder (without regard to any limitation in Section 2(e) on the exercise of this Warrant), the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such Fundamental Transaction (without regard to any limitation in Section 2(e) on the exercise of this Warrant). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. At the Holder’s option and request, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new warrant substantially in the form of this Warrant and consistent with the foregoing provisions and evidencing the Holder’s right to purchase the Alternate Consideration for the aggregate Exercise Price upon exercise thereof. Any such successor or surviving entity shall be deemed to be required to comply with the provisions of this Section 3(c) and shall insure that this Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

c)    Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

d)    Notice to Holder.

i.          Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly mail to the Holder a notice setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares and setting forth a brief statement of the facts requiring such adjustment.

ii.         Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be mailed to the Holder at its last address as it shall appear upon the Warrant Register of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. The Holder shall remain entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

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Section 4.        Transfer of Warrant.

a)      Transferability. Subject to compliance with any applicable securities laws and the conditions set forth in Section 4(d) hereof, this Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

b)      New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the original Issue Date and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

c)      Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

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d)      Transfer Restrictions. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be either (i) registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws or (ii) eligible for resale without volume or manner-of-sale restrictions or current public information requirements pursuant to Rule 144, the Company may require, as a condition of allowing such transfer, that the Holder or transferee of this Warrant, as the case may be, may be required by the Company to provide an opinion of counsel with regard to such assignment or transfer in a form satisfactory to the Company in its reasonable discretion.

e)      Representation by the Holder. The Holder, by the acceptance hereof, represents and warrants that it is acquiring this Warrant and, upon any exercise hereof, will acquire the Warrant Shares issuable upon such exercise, for its own account and not with a view to or for distributing or reselling such Warrant Shares or any part thereof in violation of the Securities Act or any applicable state securities law, except pursuant to sales registered or exempted under the Securities Act.

Section 5.          Call Provision. Subject to the provisions of this Section 5, if during the period commencing on the Initial Exercise Date and ending on the Termination Date (the “Redemption Period”), the VWAP for the Company’s Common Stock for each of thirty (30) consecutive Trading Days (each such period, a “Measurement Period”, the thirtieth consecutive Trading Day of which shall not fall on a date later than the last day of the Redemption Period), trades at price which exceeds $0.40 subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock, then the Company may upon twenty (20) days prior written notice (the “Redemption Notice”), call for redemption (“Call”) of this Warrant solely with respect to Covered Shares (as defined below) then outstanding; provided that such Redemption Notice is delivered to the Holder within five (5) business days after the end of the Measurement Period. If the conditions set forth herein for such Call are satisfied, then this Warrant (with respect to Covered Shares only) for which a Notice of Exercise shall not have been received by the Redemption Date (as defined below) will be cancelled at 6:00 p.m. (New York City time) on the 20th day after the date the Redemption Notice is delivered to the Holder (such date, the “Redemption Date”). In furtherance thereof, the Company covenants and agrees that it will honor all Notices of Exercise with respect to Warrant Shares subject to a Redemption Notice that are tendered prior to 6:00 p.m. (New York City time) on the Redemption Date. For the purposes hereof, “Covered Shares” means those Warrant Shares which, from the date of the delivery of the Redemption Notice through and including the Redemption Date, are covered by an effective registration statement under the Securities Act providing for the resale of such Warrant Shares and the prospectus of such registration statement is available for use by the Holder for the resale of such Warrant Shares. Notwithstanding anything to the contrary set forth in this Warrant, this Warrant shall not be cancelled (and any Redemption Notice will be void) with respect to any Warrant Shares which are not Covered Shares.

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Section 6.        Miscellaneous.

a)      No Rights as Stockholder Until Exercise. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 2(d)(i), except as expressly set forth in Section 3.

b)      Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

c)      Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then, such action may be taken or such right may be exercised on the next succeeding Business Day.

d)      Authorized Shares.

i.            The Company covenants that, during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

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ii.         If, notwithstanding the foregoing, and not in limitation thereof, at any time while the Warrant remain outstanding, the Company does not have a sufficient number of authorized and unreserved shares of Common Stock to satisfy its obligation to reserve the Required Reserve Amount (an “Authorized Share Failure”), then the Company shall immediately take all action necessary to increase the Company’s authorized shares of Common Stock to an amount sufficient to allow the Company to reserve the Required Reserve Amount for all the Warrants then outstanding. Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, the Company shall hold a meeting of its stockholders for the approval of an increase in the number of authorized shares of Common Stock. In connection with such meeting, the Company shall provide each stockholder with a proxy statement and shall use its reasonable best efforts to solicit its stockholders’ approval of such increase in authorized shares of Common Stock and to cause its board of directors to recommend to the stockholders that they approve such proposal.

iii.         Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant.

iv.         Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

e)      Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered and the Holder does not utilize cashless exercise, will have restrictions upon resale imposed by state and federal securities laws.

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f)       Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies, notwithstanding the fact that all rights hereunder terminate on the Termination Date. If the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

g)      Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the 2nd Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given.

h)      Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

i)       Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

j)       Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.

k)      Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

l)       Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

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m)     Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

n)      Governing Law. This Warrant shall be governed by and construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Warrant shall be governed by, the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. The Company hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to the Company at the address set forth on its signature page to the Purchase Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. The Company hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein shall be deemed or operate to preclude the Holder from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company’s obligations to the Holder, to realize on any collateral or any other security for such obligations, or to enforce a judgment or other court ruling in favor of the Holder. THE COMPANY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS WARRANT OR ANY TRANSACTION CONTEMPLATED HEREBY.

********************

(Signature Page Follows)

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IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

LILIS ENERGY, INC.

By:
Name: Abraham Mirman
Title: Chief Executive Officer

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NOTICE OF EXERCISE

To:       LILIS Energy, inc.

(1) The undersigned hereby elects to purchase ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Payment shall take the form of (check applicable box):

[ ] in lawful money of the United States; or

[ ] [if permitted] the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).

(3) Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

The Warrant Shares shall be delivered to the following DWAC Account Number or by physical delivery of a certificate to:

(4) Accredited Investor. The undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

[SIGNATURE OF HOLDER]

Name of Investing Entity:

Signature of Authorized Signatory of Investing Entity:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:

ASSIGNMENT FORM

(To assign the foregoing warrant, execute
this form and supply required information.
Do not use this form to exercise the warrant.)

FOR VALUE RECEIVED, [____] all of or [_______] shares of the foregoing Warrant and all rights evidenced thereby are hereby assigned to

_______________________________________________ whose address is

_______________________________________________________________.

_______________________________________________________________

Dated: ______________, _______

Holder’s Signature:

Holder’s Address:

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

Annex C

First Amendment to Lilis Energy Inc.’s 2016 Omnibus Incentive Plan

FIRST AMENDMENT

TO

LILIS ENERGY, INC.

2016 OMNIBUS INCENTIVE PLAN

In accordance with those certain resolutions adopted by the Board of Directors of Lilis Energy, Inc., a Nevada corporation (the “Corporation”), and the approval by the stockholders of the Corporation at the Corporation’s Special Meeting of Stockholders held on [________], 2016, the 2016 Omnibus Incentive Plan (the “Plan”) of the Corporation is hereby amended as follows:

1.            Section 4.1 of the Plan is hereby amended and restated in its entirety to increase the number of shares reserved for issuance under the Plan by 5,000,000 shares, as follows:

“4.1           Authorized Number of Shares.

Subject to adjustment under Section 15, the aggregate number of Shares authorized to be awarded under the Plan shall not exceed 10,000,000. In addition, Shares underlying any outstanding award granted under the Prior Plan that, following the Effective Date, expires, or is terminated, surrendered or forfeited for any reason without issuance of Shares shall be available for the grant of new Awards. As provided in Section 1, no new awards shall be granted under the Prior Plan following the Effective Date. Shares issued under the Plan may consist in whole or in part of authorized but unissued Shares, treasury Shares or Shares purchased on the open market or otherwise, all as determined by the Board from time to time.”

2.            Section 4.3.1 of the Plan is hereby amended and restated in its entirety to increase the number of shares available for issuance under the Plan as Incentive Stock Options by 5,000,000 shares, as follows:

“4.3.1           Incentive Stock Options.

Subject to adjustment under Section 15, 10,000,000 Shares available for issuance under the Plan shall be available for issuance as Incentive Stock Options.”

3.            Unless otherwise expressly provided for in this First Amendment to the Plan (the “First Amendment”), all capitalized words, phrases, or defined terms used in this First Amendment will have the same meaning ascribed to them in the Plan.

4.            Except as expressly set forth in this First Amendment, there have been no other changes or modifications to the Plan, and the plan remains otherwise unchanged and in full force and effect.

5.            This First Amendment shall be effective as of [________], 2016.

[signature page follows]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed effective as of the date set forth above.

LILIS ENERGY, INC.,
a Nevada corporation

By:

[Signature Page to First Amendment to the Plan]

Annex D

Lilis Energy Inc.’s 2016 Omnibus Incentive Plan

LILIS ENERGY, INC.

2016 OMNIBUS INCENTIVE PLAN

Lilis Energy, Inc. sets forth herein the terms and conditions of its 2016 Omnibus Incentive Plan:

1.	PURPOSE

The Plan is intended to enhance the Company’s and its Affiliates’ ability to attract and retain highly qualified officers, Non-Employee Directors, key employees and Consultants, and to motivate such officers, Non-Employee Directors, key employees and Consultants to serve the Company and its Affiliates and to expend maximum effort to improve the business results and earnings of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, unrestricted stock, other share-based awards and cash awards. Any of these awards may, but need not, be made as performance incentives to reward attainment of performance goals in accordance with the terms and conditions hereof. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein. Upon becoming effective, the Plan replaces, and no further awards shall be made under, the Prior Plan.

2.	DEFINITIONS

For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

2.1.        “Affiliate” means any company or other trade or business that “controls,” is “controlled by” or is “under common control with” the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including any Subsidiary.

2.2.        “Annual Incentive Award” means a cash-based Performance Award with a performance period that is the Company’s fiscal year or other 12-month (or shorter) performance period as specified under the terms and conditions of the Award as approved by the Board.

2.3.        “Award” means a grant of an Option, SAR, Restricted Stock, RSU, Other Share-based Award or cash award under the Plan.

2.4.        “Award Agreement” means a written agreement between the Company and a Grantee, or notice from the Company or an Affiliate to a Grantee that evidences and sets out the terms and conditions of an Award.

2.5.        “Board” means the Board of Directors of the Company.

2.6.        “Cause” shall be defined as that term is defined in the Grantee’s offer letter or other applicable employment agreement; or, if there is no such definition, “Cause” means, unless otherwise provided in the applicable Award Agreement: (i) the commission of any act by the Grantee constituting financial dishonesty against the Company or its Affiliates (which act would be chargeable as a crime under applicable law); (ii) the Grantee’s engaging in any other act of dishonesty, fraud, intentional misrepresentation, moral turpitude, illegality or harassment that would (a) materially adversely affect the business or the reputation of the Company or any of its Affiliates with their respective current or prospective customers, suppliers, lenders or other third parties with whom such entity does or might do business or (b) expose the Company or any of its Affiliates to a risk of civil or criminal legal damages, liabilities or penalties; (iii) the repeated failure by the Grantee to follow the directives of the Chief Executive Officer or Chief Financial Officer of the Company or any of its Affiliates or the Board; or (iv) any material misconduct, violation of the Company’s or Affiliates’ policies, or willful and deliberate non-performance of duty by the Grantee in connection with the business affairs of the Company or its Affiliates. A Separation from Service for Cause shall be deemed to include a determination by the Committee or its designee following a Grantee’s Separation from Service that circumstances existing prior to such Separation from Service would have entitled the Company or any Affiliate to have terminated the Grantee’s service for Cause.

2.7.        “Change in Control” shall have the meaning set forth in Section 15.3.2.

2.8.        “Code” means the Internal Revenue Code of 1986.

2.9.        “Committee” means the Compensation Committee of the Board or any committee or other person or persons designated by the Board to administer the Plan. The Board will cause the Committee to satisfy the applicable requirements of any securities exchange on which the Common Stock may then be listed. For purposes of Awards to Covered Employees intended to qualify as “performance-based compensation” under Section 162(m), to the extent required by Section 162(m), Committee means all of the members of the Committee who are “outside directors” within the meaning of Section 162(m). For purposes of Awards to Grantees who are subject to Section 16 of the Exchange Act, Committee means all of the members of the Committee who are “non-employee directors” within the meaning of Rule 16b-3 adopted under the Exchange Act. All references in the Plan to the Board shall mean such Committee or the Board to the extent the Committee has been designated by the Board to administer the Plan.

2.10.      “Company” means Lilis Energy, Inc., a Nevada corporation, or any successor corporation.

2.11.      “Common Stock” means the common stock of the Company.

2.12.      “Consultant” means a consultant or advisor that provides bona fide services to the Company or any Affiliate and who qualifies as a consultant or advisor under Form S-8.

2.13.      “Corporate Transaction” means a reorganization, merger, statutory share exchange, consolidation, sale of all or substantially all of the Company’s assets or the acquisition of assets or stock of another entity by the Company or other corporate transaction involving the Company or any of its Subsidiaries.

2.14.      “Covered Employee” means a Grantee who is a “covered employee” within the meaning of Section 162(m), as qualified by Section 12.4.

2.15.      “Disability” shall be defined as that term is defined in the Grantee’s offer letter or other applicable employment agreement; or, if there is no such definition, “Disability” means, unless otherwise provided in the applicable Award Agreement, the Grantee is unable to perform each of the essential duties of such Grantee’s position by reason of a medically determinable impairment that is potentially permanent in character or that can be expected to last for a continuous period of not less than 12 months; provided, however, that, with respect to rules regarding expiration of an Incentive Stock Option following termination of the Grantee’s Service, “Disability” means “permanent and total disability” as set forth in Code Section 22(e)(3).

2.16.      “Effective Date” means May 23 2016, the date the Plan was approved by the Stockholders.

2.17.      “Exchange Act” means the Securities Exchange Act of 1934.

2.18.      “Fair Market Value” of a Share as of a particular date means (i) if the Common Stock is listed on a national securities exchange, the closing or last price of the Common Stock on the composite tape or other comparable reporting system for the applicable date, or if the applicable date is not a trading day, the trading day immediately preceding the applicable date, or (ii) if the Common Stock is not then listed on a national securities exchange, the closing or last price of the Common Stock quoted by an established quotation service for over-the-counter securities, or (iii) if the Common Stock is not then listed on a national securities exchange or quoted by an established quotation service for over-the-counter securities, or the value of the Common Stock is not otherwise determinable, such value as determined by the Board.

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2.19.      “Family Member” means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law or sister-in-law, including adoptive relationships, of the applicable individual, any person sharing the applicable individual’s household (other than a tenant or employee), a trust in which any one or more of these persons have more than 50% of the beneficial interest, a foundation in which any one or more of these persons (or the applicable individual) control the management of assets, and any other entity in which one or more of these persons (or the applicable individual) own more than 50% of the voting interests.

2.20.       “Grant Date” means the latest to occur of (i) the date as of which the Board approves an Award, (ii) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6 or (iii) such other date as may be specified by the Board in the Award Agreement.

2.21.      “Grantee” means a person who receives or holds an Award.

2.22.      “Incentive Stock Option” means an “incentive stock option” within the meaning of Code Section 422.

2.23.      “Non-Employee Director” means a member of the Board or the board of directors of an Affiliate, in each case who is not an officer or employee of the Company or any Affiliate.

2.24.      “Non-qualified Stock Option” means an Option that is not an Incentive Stock Option.

2.25.      “Option” means an option to purchase one or more Shares pursuant to the Plan.

2.26.      “Option Price” means the exercise price for each Share subject to an Option.

2.27.      “Other Share-based Awards” means Awards consisting of Share units, or other Awards, valued in whole or in part by reference to, or otherwise based on, Common Stock, other than Options, SARs, Restricted Stock and RSUs.

2.28.      “Performance Award” means an Award made subject to the attainment of performance goals (as described in Section 12) over a performance period established by the Committee, and includes an Annual Incentive Award.

2.29.      “Person” means an individual, entity or group within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act.

2.30.      “Plan” means this Lilis Energy, Inc. Omnibus Incentive Plan.

2.31.      “Prior Plan” means the Lilis Energy, Inc. 2012 Equity Incentive Plan (formerly the Recovery Energy, Inc. 2012 Equity Incentive Plan).

2.32.      “Purchase Price” means the per Share purchase price for each grant of Restricted Stock.

2.33.      “Restricted Period” shall have the meaning set forth in Section 10.1.

2.34.      “Restricted Stock” means restricted Shares that are subject to specified terms and conditions, awarded to a Grantee pursuant to Section 10.

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2.35.      “Restricted Stock Unit” or “RSU” means a bookkeeping entry representing the right to receive Shares subject to the satisfaction of specified terms and conditions, awarded to a Grantee pursuant to Section 10.

2.36.      “SAR Exercise Price” means the per Share exercise price of a SAR.

2.37.      “SEC” means the United States Securities and Exchange Commission.

2.38.      “Section 162(m)” means Code Section 162(m).

2.39.      “Section 409A” means Code Section 409A.

2.40.      “Securities Act” means the Securities Act of 1933.

2.41.      “Separation from Service” means the termination of a Service Provider’s Service, whether initiated by the Service Provider or the Company or an Affiliate; provided that if any Award governed by Section 409A is to be distributed on a Separation from Service, then the definition of Separation from Service for such purposes shall comply with the definition provided in Section 409A.

2.42.      “Service” means service as a Service Provider to the Company or an Affiliate. Unless otherwise provided in the applicable Award Agreement, a Grantee’s change in position or duties shall not result in interrupted or terminated Service, so long as the Grantee continues to be a Service Provider to the Company or an Affiliate.

2.43.      “Service Provider” means an employee, officer, Non-Employee Director or Consultant of the Company or an Affiliate.

2.44.      “Share” means a share of Common Stock.

2.45.      “Stock Appreciation Right” or “SAR” means a right granted to a Grantee pursuant to Section 9.

2.46.      “Stockholder” means a stockholder of the Company.

2.47.      “Subsidiary” means any “subsidiary corporation” of the Company within the meaning of Code Section 424(f).

2.48.      “Substitute Award” means any Award granted in assumption of or in substitution for an award of an entity acquired by the Company or an Affiliate or with which the Company or an Affiliate combines.

2.49.      “Ten Percent Stockholder” means an individual who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, its parent or any of its Subsidiaries. In determining stock ownership, the attribution rules of Code Section 424(d) shall be applied.

2.50.      “Termination Date” means the date that is 10 years after the Effective Date, unless the Plan is earlier terminated by the Board under Section 5.2.

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3.	ADMINISTRATION OF THE PLAN

3.1.	General

The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s certificate of incorporation and bylaws and applicable law. The Board shall have the power and authority to delegate its responsibilities hereunder to the Committee, which shall have full authority to act in accordance with its charter, and with respect to the power and authority of the Board to act hereunder, all references to the Board shall be deemed to include a reference to the Committee, unless such power or authority is specifically reserved by the Board. Except as specifically provided in Section 14 or as otherwise may be required by applicable law, regulatory requirement or the certificate of incorporation or the bylaws of the Company, the Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and conditions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan. The Committee shall administer the Plan; provided that, the Board shall retain the right to exercise the authority of the Committee to the extent consistent with applicable law and the applicable requirements of any securities exchange on which the Common Stock may then be listed. All actions, determinations and decisions by the Board or the Committee under the Plan, any Award or any Award Agreement shall be in the Board’s (or the Committee’s, as applicable) sole discretion and shall be final, binding and conclusive. Without limitation, the Board shall have full and final power and authority, subject to the other terms and conditions of the Plan, to:

(i)	designate Grantees;

(ii)	determine the type or types of Awards to be made to Grantees;

(iii)	determine the number of Shares to be subject to an Award;

(iv)	establish the terms and conditions of each Award (including the Option Price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer or forfeiture of an Award or the Shares subject thereto and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options);

(v)	prescribe the form of each Award Agreement; and

(vi)	amend, modify or supplement the terms or conditions of any outstanding Award including the authority, in order to effectuate the purposes of the Plan, to modify Awards to foreign nationals or individuals who are employed outside the United States to recognize differences in local law, tax policy or custom.

To the extent permitted by applicable law, the Board may delegate its authority as identified herein to any individual or committee of individuals (who need not be directors), including the authority to make Awards to Grantees who are not subject to Section 16 of the Exchange Act or who are not Covered Employees. To the extent that the Board delegates its authority to make Awards as provided by this Section 3.1, all references in the Plan to the Board’s authority to make Awards and determinations with respect thereto shall be deemed to include the Board’s delegate. Any such delegate shall serve at the pleasure of, and may be removed at any time by, the Board.

3.2.	No Repricing

Notwithstanding any provision herein to the contrary, the repricing of Options or SARs is prohibited without prior approval of the Stockholders. For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (i) changing the terms or conditions of an Option or SAR to lower its Option Price or SAR Exercise Price; (ii) any other action that is treated as a “repricing” under generally accepted accounting principles; and (iii) repurchasing for cash or canceling an Option or SAR at a time when its Option Price or SAR Exercise Price is greater than the Fair Market Value of the underlying Shares in exchange for another Award, unless the cancellation and exchange occurs in connection with a change in capitalization or similar change under Section 15. A cancellation and exchange under clause (iii) would be considered a “repricing” regardless of whether it is treated as a “repricing” under generally accepted accounting principles and regardless of whether it is voluntary on the part of the Grantee.

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3.3.	Award Agreements; Clawbacks

The grant of any Award may be contingent upon the Grantee executing the appropriate Award Agreement. The Company may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee on account of actions taken by the Grantee in violation or breach of or in conflict with any employment agreement, non-competition agreement, any agreement prohibiting solicitation of employees or clients of the Company or any Affiliate thereof or any confidentiality obligation with respect to the Company or any Affiliate thereof, or otherwise in competition with the Company or any Affiliate thereof, to the extent specified in such Award Agreement applicable to the Grantee. Furthermore, the Company may annul an Award if the Grantee is terminated for Cause.

All awards, amounts or benefits received or outstanding under the Plan shall be subject to clawback, cancellation, recoupment, rescission, payback, reduction or other similar action in accordance with the terms of any Company clawback or similar policy or any applicable law related to such actions, as may be in effect from time to time. A Grantee’s acceptance of an Award shall be deemed to constitute the Grantee’s acknowledgement of and consent to the Company’s application, implementation and enforcement of any applicable Company clawback or similar policy that may apply to the Grantee, whether adopted prior to or following the Effective Date, and any provision of applicable law relating to clawback, cancellation, recoupment, rescission, payback or reduction of compensation, and the Grantee’s agreement that the Company may take such actions as may be necessary to effectuate any such policy or applicable law, without further consideration or action.

3.4.	Deferral Arrangement

The Board may permit or require the deferral of any Award payment into a deferred compensation arrangement, subject to such rules and procedures as it may establish and in accordance with Section 409A, which may include provisions for the payment or crediting of interest or dividend equivalents, including converting such credits into deferred Share units.

3.5.	No Liability

No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any Award or Award Agreement.

3.6.	Book Entry

Notwithstanding any other provision of the Plan to the contrary, the Company may elect to satisfy any requirement under the Plan for the delivery of stock certificates through the use of book entry.

4.	STOCK SUBJECT TO THE PLAN

4.1.	Authorized Number of Shares

Subject to adjustment under Section 15, the aggregate number of Shares authorized to be awarded under the Plan shall not exceed 50,000,000. In addition, Shares underlying any outstanding award granted under the Prior Plan that, following the Effective Date, expires, or is terminated, surrendered or forfeited for any reason without issuance of Shares shall be available for the grant of new Awards. As provided in Section 1, no new awards shall be granted under the Prior Plan following the Effective Date. Shares issued under the Plan may consist in whole or in part of authorized but unissued Shares, treasury Shares or Shares purchased on the open market or otherwise, all as determined by the Board from time to time.

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4.2.	Share Counting

4.2.1.	General

Each Share granted in connection with an Award shall be counted as one Share against the limit in Section 4.1, subject to the provisions of this Section 4.2.

4.2.2.	Cash-Settled Awards

Any Award settled in cash shall not be counted as issued Shares for any purpose under the Plan.

4.2.3.	Expired or Terminated Awards

If any Award expires, or is terminated, surrendered or forfeited, in whole or in part, the unissued Shares covered by such Award shall again be available for the grant of Awards.

4.2.4.	Payment of Option Price or Tax Withholding in Shares

If Shares issuable upon exercise, vesting or settlement of an Award, or Shares owned by a Grantee (which are not subject to any pledge or other security interest) are surrendered or tendered to the Company in payment of the Option Price or Purchase Price of an Award or any taxes required to be withheld in respect of an Award, in each case, in accordance with the terms and conditions of the Plan and any applicable Award Agreement, such surrendered or tendered Shares shall again be available for the grant of Awards. For a stock-settled SAR, only the net Shares actually issued upon exercise of the SAR shall be counted against the limit in Section 4.1.

4.2.5.	Substitute Awards

Substitute Awards shall not be counted against the number of Shares reserved under the Plan.

4.3.	Award Limits

4.3.1.	Incentive Stock Options

Subject to adjustment under Section 15, 50,000,000 Shares available for issuance under the Plan shall be available for issuance as Incentive Stock Options.

4.3.2.	Individual Award Limits for Section 162(m) – Share-Based Awards

Subject to adjustment under Section 15, the maximum number of each type of Award (other than cash-based Performance Awards) intended to qualify as “performance-based compensation” under Section 162(m) granted to any Grantee in any calendar year shall not exceed the following number of Shares: (i) Options and SARs: 10,000,000 Shares; and (ii) all share-based Performance Awards (including Restricted Stock, RSUs and Other Share-based Awards that are Performance Awards): 10,000,000 Shares.

4.3.3.	Individual Award Limits for Section 162(m) – Cash-Based Awards

The maximum amount of cash-based Performance Awards intended to constitute “performance-based compensation” under Section 162(m) granted to any Grantee in any calendar year shall not exceed the following: (i) Annual Incentive Awards: $10,000,000; and (ii) all other cash-based Performance Awards: $10,000,000.

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4.3.4.	Limits on Awards to Non-Employee Directors

The maximum number of Shares subject to Awards granted during any calendar year to any Non-Employee Director, taken together with any cash fees paid to such Non-Employee Director during the year, shall not exceed $500,000 in total value (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes).

5.	EFFECTIVE DATE, DURATION AND AMENDMENTS

5.1.	Term

The Plan shall be effective as of the Effective Date, provided that it has been approved by the Stockholders. The Plan shall terminate automatically on the 10-year anniversary of the Effective Date and may be terminated on any earlier date as provided in Section 5.2.

5.2.	Amendment and Termination of the Plan

The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any Awards that have not been made. An amendment shall be contingent on approval of the Stockholders to the extent stated by the Board, required by applicable law or required by applicable securities exchange listing requirements. No Awards shall be made after the Termination Date. The applicable terms and conditions of the Plan, and any terms and conditions applicable to Awards granted prior to the Termination Date shall survive the termination of the Plan and continue to apply to such Awards. No amendment, suspension or termination of the Plan shall, without the consent of the Grantee, materially impair rights or obligations under any Award theretofore awarded.

6.	AWARD ELIGIBILITY AND LIMITATIONS

6.1.	Service Providers

Subject to this Section 6.1, Awards may be made to any Service Provider as the Board may determine and designate from time to time.

6.2.	Successive Awards

An eligible person may receive more than one Award, subject to such restrictions as are provided herein.

6.3.	Stand-Alone, Additional, Tandem, and Substitute Awards

Awards may be granted either alone or in addition to, in tandem with or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Affiliate or any business entity to be acquired by the Company or an Affiliate, or any other right of a Grantee to receive payment from the Company or any Affiliate. Such additional, tandem or substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another award, the Board shall have the right to require the surrender of such other award in consideration for the grant of the new Award. Subject to the requirements of applicable law, the Board may make Awards in substitution or exchange for any other award under another plan of the Company, any Affiliate or any business entity to be acquired by the Company or an Affiliate. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Affiliate, in which the value of Shares subject to the Award is equivalent in value to the cash compensation (for example, RSUs or Restricted Stock).

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7.	AWARD AGREEMENT

The grant of any Award may be contingent upon the Grantee executing an appropriate Award Agreement, in such form or forms as the Board shall from time to time determine. Without limiting the foregoing, an Award Agreement may be provided in the form of a notice that provides that acceptance of the Award constitutes acceptance of all terms and conditions of the Plan and the notice. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms and conditions of the Plan. Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Non-qualified Stock Options or Incentive Stock Options, and in the absence of such specification such options shall be deemed Non-qualified Stock Options.

8.	TERMS AND CONDITIONS OF OPTIONS

8.1.	Option Price

The Option Price of each Option shall be fixed by the Board and stated in the related Award Agreement. The Option Price of each Option (except those that constitute Substitute Awards) shall be at least the Fair Market Value on the Grant Date; provided, however, that in the event that a Grantee is a Ten Percent Stockholder as of the Grant Date, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than 110% of the Fair Market Value on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a Share.

8.2.	Vesting

Subject to Section 8.3, each Option shall become exercisable at such times and under such conditions (including performance requirements) as stated in the Award Agreement.

8.3.	Term

Each Option shall terminate, and all rights to purchase Shares thereunder shall cease, 10 years from the Grant Date, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the related Award Agreement; provided, however, that in the event that the Grantee is a Ten Percent Stockholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option at the Grant Date shall not be exercisable after the expiration of five years from its Grant Date.

8.4.	Limitations on Exercise of Option

Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, (i) prior to the date the Plan is approved by the Stockholders as provided herein or (ii) after the occurrence of an event that results in termination of the Option.

8.5.	Method of Exercise

An Option that is exercisable may be exercised by the Grantee’s delivery of a notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. To be effective, notice of exercise must be made in accordance with procedures established by the Company from time to time.

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8.6.	Rights of Holders of Options

Unless otherwise provided in the applicable Award Agreement, an individual holding or exercising an Option shall have none of the rights of a Stockholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject Shares or to direct the voting of the subject Shares) until the Shares covered thereby are fully paid and issued to him. Except as provided in Section 15 or the related Award Agreement, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.

8.7.	Delivery of Stock Certificates

Subject to Section 3.6, promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price, such Grantee shall be entitled to the issuance of a stock certificate or certificates evidencing his or her ownership of the Shares subject to the Option.

8.8.	Limitations on Incentive Stock Options

An Option shall constitute an Incentive Stock Option only (i) if the Grantee is an employee of the Company or any Subsidiary, (ii) to the extent specifically provided in the related Award Agreement and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee’s employer and its Affiliates) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.

9.	TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

9.1.	Right to Payment

A SAR shall confer on the Grantee a right to receive, upon exercise thereof, the excess of (i) the Fair Market Value on the date of exercise over (ii) the SAR Exercise Price, as determined by the Board. The Award Agreement for a SAR (except those that constitute Substitute Awards) shall specify the SAR Exercise Price, which shall be fixed on the Grant Date as not less than the Fair Market Value on that date. SARs may be granted alone or in conjunction with all or part of an Option or at any subsequent time during the term of such Option or in conjunction with all or part of any other Award. A SAR granted in tandem with an outstanding Option following the Grant Date of such Option shall have a grant price that is equal to the Option Price; provided, however, that the SAR’s grant price may not be less than the Fair Market Value on the Grant Date of the SAR to the extent required by Section 409A.

9.2.	Other Terms

The Board shall determine the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following Separation from Service or upon other conditions, the method of exercise, whether or not a SAR shall be in tandem or in combination with any other Award and any other terms and conditions of any SAR.

9.3.	Term of SARs

The term of a SAR shall be determined by the Board; provided, however, that such term shall not exceed 10 years.

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9.4.	Payment of SAR Amount

Upon exercise of a SAR, a Grantee shall be entitled to receive payment from the Company (in cash or Shares, as determined by the Board) in an amount determined by multiplying:

(i)	the difference between the Fair Market Value on the date of exercise over the SAR Exercise Price; by

(ii)	the number of Shares with respect to which the SAR is exercised.

10.	TERMS AND CONDITIONS OF RESTRICTED STOCK AND RESTRICTED STOCK UNITS

10.1.	Restrictions

At the time of grant, the Board may establish a period of time (a “Restricted Period”) and any additional restrictions including the satisfaction of corporate or individual performance objectives applicable to an Award of Restricted Stock or RSUs. Each Award of Restricted Stock or RSUs may be subject to a different Restricted Period and additional restrictions. Neither Restricted Stock nor RSUs may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other applicable restrictions.

10.2.	Restricted Stock Certificates

The Company shall issue Shares, in the name of each Grantee to whom Restricted Stock has been granted, stock certificates or other evidence of ownership representing the total number of Shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Board may provide in an Award Agreement that either (i) the Secretary of the Company shall hold such certificates for the Grantee’s benefit until such time as the Restricted Stock is forfeited to the Company or the restrictions lapse, or (ii) such certificates shall be delivered to the Grantee; provided, however, that such certificates shall bear a legend or legends that comply with the applicable securities laws and regulations and make appropriate reference to the restrictions imposed under the Plan and the Award Agreement.

10.3.	Rights of Holders of Restricted Stock

Unless the otherwise provided in the applicable Award Agreement and subject to Section 17.10, holders of Restricted Stock shall have rights as Stockholders, including voting and dividend rights.

10.4.	Rights of Holders of RSUs

10.4.1.	Settlement of RSUs

RSUs may be settled in cash or Shares, as determined by the Board and set forth in the Award Agreement. The Award Agreement shall also set forth whether the RSUs shall be settled (i) within the time period specified for “short term deferrals” under Section 409A or (ii) otherwise within the requirements of Section 409A, in which case the Award Agreement shall specify upon which events such RSUs shall be settled.

10.4.2.	Voting and Dividend Rights

Unless otherwise provided in the applicable Award Agreement and subject to Section 17.10, RSU holders shall not have rights as Stockholders, including voting or dividend or dividend equivalents rights.

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10.4.3.	Creditor’s Rights

An RSU holder shall have no rights other than those of a general creditor of the Company. RSUs represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.

10.5.	Purchase of Restricted Stock

The Grantee shall be required, to the extent required by applicable law, to purchase the Restricted Stock from the Company at a Purchase Price equal to the greater of (i) the aggregate par value of the Shares represented by such Restricted Stock or (ii) the Purchase Price, if any, specified in the related Award Agreement. If specified in the Award Agreement, the Purchase Price may be deemed paid by Services already rendered. The Purchase Price shall be payable in a form described in Section 11 or, if so determined by the Board, in consideration for past Services rendered.

10.6.	Delivery of Shares

Upon the expiration or termination of any Restricted Period and the satisfaction of any other conditions prescribed by the Board, the restrictions applicable to Shares of Restricted Stock or RSUs settled in Shares shall lapse, and, unless otherwise provided in the applicable Award Agreement, a stock certificate for such Shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee’s beneficiary or estate, as the case may be.

11.	FORM OF PAYMENT FOR OPTIONS AND RESTRICTED STOCK

11.1.	General Rule

Payment of the Option Price for the Shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock shall be made in cash or in cash equivalents acceptable to the Company, except as provided in this Section 11.

11.2.	Surrender of Shares

To the extent the Award Agreement so provides, payment of the Option Price for Shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock may be made all or in part through the tender to the Company of Shares, which Shares shall be valued, for purposes of determining the extent to which the Option Price or Purchase Price for Restricted Stock has been paid, at their Fair Market Value on the date of exercise or surrender. Notwithstanding the foregoing, in the case of an Incentive Stock Option, the right to make payment in the form of already-owned Shares may be authorized only at the time of grant.

11.3.	Cashless Exercise

With respect to an Option only (and not with respect to Restricted Stock), to the extent permitted by law and to the extent the Award Agreement so provides, payment of the Option Price may be made all or in part by delivery (on a form acceptable to the Company) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of the Option Price and any withholding taxes described in Section 17.3.

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11.4.	Other Forms of Payment

To the extent the Award Agreement so provides, payment of the Option Price or the Purchase Price for Restricted Stock may be made in any other form that is consistent with applicable laws, regulations and rules, including the Company’s withholding of Shares otherwise due to the exercising Grantee.

12.	TERMS AND CONDITIONS OF PERFORMANCE AWARDS

12.1.	Performance Conditions

The right of a Grantee to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions.

12.2.	Performance Awards Granted to Designated Covered Employees

If and to the extent that the Committee determines that a Performance Award to be granted to a Grantee who is designated by the Committee as likely to be a Covered Employee should qualify as “performance-based compensation” for purposes of Section 162(m), the grant, exercise and/or settlement of such Performance Award shall be contingent upon achievement of pre-established performance goals and other terms and conditions set forth in this Section 12.2. Notwithstanding anything herein to the contrary, the Committee may provide for Performance Awards to Covered Employees that are not intended to qualify as “performance-based compensation” for purposes of Section 162(m).

12.2.1.	Performance Goals Generally

The performance goals for Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 12.2. Performance goals shall be objective and shall otherwise meet the requirements of Section 162(m), including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” The Committee may determine that Performance Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of the Performance Awards. Performance goals may be established on a Company-wide basis, or with respect to one or more business units, divisions, Affiliates or business segments, as applicable. Performance goals may be absolute or relative (to the performance of one or more comparable companies or indices). To the extent consistent with the requirements of Section 162(m), the Committee may determine at the time that goals under this Section 12 are established the extent to which measurement of performance goals may exclude the impact of charges for restructuring, discontinued operations, extraordinary items, debt redemption or retirement, asset write downs, litigation or claim judgments or settlements, acquisitions or divestitures, foreign exchange gains and losses and other extraordinary, unusual or non-recurring items, and the cumulative effects of tax or accounting changes (each as defined by generally accepted accounting principles and as identified in the Company’s financial statements or other SEC filings). Performance goals may differ for Performance Awards granted to any one Grantee or to different Grantees.

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12.2.2.	Business Criteria

One or more of the following business criteria for the Company, on a consolidated basis, and/or specified Affiliates or business units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used exclusively by the Committee in establishing performance goals for Performance Awards: (i) cash flow; (ii) earnings per share, as adjusted for any stock split, stock dividend or other recapitalization; (iii) earnings measures (including EBIT and EBITDA)); (iv) return on equity; (v) total stockholder return; (vi) share price performance, as adjusted for any stock split, stock dividend or other recapitalization; (vii) return on capital; (viii) revenue; (ix) income; (x) profit margin; (xi) return on operating revenue; (xii) brand recognition or acceptance; (xiii) customer metrics (including customer satisfaction, customer retention, customer profitability or customer contract terms); (xiv) productivity; (xv) expense targets; (xvi) market share; (xvii) cost control measures; (xviii) balance sheet metrics; (xix) strategic initiatives; (xx) implementation, completion or attainment of measurable objectives with respect to recruitment or retention of personnel or employee satisfaction; (xxi) return on assets; (xxii) growth in net sales; (xxiii) the ratio of net sales to net working capital; (xxiv) stockholder value added; (xxv) improvement in management of working capital items (inventory, accounts receivable or accounts payable); (xxvi) sales from newly-introduced products; (xxvii) successful completion of, or achievement of milestones or objectives related to, financing or capital raising transactions, strategic acquisitions or divestitures, joint ventures, partnerships, collaborations or other transactions; (xxviii) product quality, safety, productivity, yield or reliability (on time and complete orders); (xxix) funds from operations; (xxx) regulatory body approval for commercialization of a product; (xxxi) debt levels or reduction or debt ratios; (xxxii) economic value; (xxxiii) operating efficiency; (xxxiv) research and development achievements; or (xxxv) any combination of the forgoing business criteria; provided, however, that such business criteria shall include any derivations of business criteria listed above (e.g., income shall include pre-tax income, net income and operating income).

12.2.3.	Timing for Establishing Performance Goals

Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to Performance Awards, or at such other date as may be required or permitted for “performance-based compensation” under Section 162(m).

12.2.4.	Settlement of Performance Awards; Other Terms

Settlement of Performance Awards may be in cash, Shares, other Awards or other property, as determined by the Committee. The Committee may reduce the amount of a settlement otherwise to be made in connection with Performance Awards.

12.3.	Written Determinations

All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award pool or individual Performance Awards and as to the achievement of performance goals relating to Performance Awards, shall be made in writing in the case of any Award intended to qualify as “performance-based compensation” under Section 162(m) as required by Section 162(m). To the extent permitted by Section 162(m), the Committee may delegate any responsibility relating to such Performance Awards.

12.4.	Status of Section 12.2 Awards under Section 162(m)

It is the intent of the Company that Performance Awards under Section 12.2 granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Section 162(m) shall, if so designated by the Committee, qualify as “performance-based compensation” within the meaning of Section 162(m). Accordingly, the terms and conditions of Section 12.2, including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Section 162(m). The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Grantee will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of Performance Awards, as likely to be a Covered Employee with respect to that fiscal year or any subsequent fiscal year. If any provision of the Plan or any agreement relating to such Performance Awards does not comply or is inconsistent with the requirements of Section 162(m), such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

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13.	other SHARE-based awards

13.1.	Grant of Other Share-based Awards

Other Share-based Awards may be granted either alone or in addition to or in conjunction with other Awards. Other Share-based Awards may be granted in lieu of other cash or other compensation to which a Service Provider is entitled from the Company or may be used in the settlement of amounts payable in Shares under any other compensation plan or arrangement of the Company. Subject to the provisions of the Plan, the Board shall have the authority to determine the persons to whom and the time or times at which such Awards will be made, the number of Shares to be granted pursuant to such Awards, and all other terms and conditions of such Awards. Unless the Board determines otherwise, any such Award shall be confirmed by an Award Agreement, which shall contain such provisions as the Board determines to be necessary or appropriate to carry out the intent of the Plan with respect to such Award.

13.2.	Terms of Other Share-based Awards

Any Common Stock subject to Awards made under this Section 13 may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the Shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

14.	REQUIREMENTS OF LAW

14.1.	General

The Company shall not be required to sell or issue any Shares under any Award if the sale or issuance of such Shares would constitute a violation by the Grantee, any other individual exercising an Option or the Company of any provision of any law or regulation of any governmental authority, including any federal or state securities laws or regulations. If at any time the Board determines that the listing, registration or qualification of any Shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of Shares hereunder, no Shares may be issued or sold to the Grantee or any other individual exercising an Option pursuant to such Award unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award. Specifically, in connection with the Securities Act, upon the exercise of any Option or the delivery of any Shares underlying an Award, unless a registration statement under such Act is in effect with respect to the Shares covered by such Award, the Company shall not be required to sell or issue such Shares unless the Board has received evidence satisfactory to it that the Grantee or any other individual exercising an Option may acquire such Shares pursuant to an exemption from registration under the Securities Act. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of Shares pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the Shares covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

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14.2.	Rule 16b-3

During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards and the exercise of Options granted to officers and directors hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board or Committee does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may modify the Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

15.	EFFECT OF CHANGES IN CAPITALIZATION

15.1.	Changes in Common Stock

If (i) the number of outstanding Shares is increased or decreased or the Shares are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of Shares, exchange of Shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such Shares effected without receipt of consideration by the Company occurring after the Effective Date or (ii) there occurs any spin-off, split-up, extraordinary cash dividend or other distribution of assets by the Company, the number and kinds of shares for Awards granted (including the per-Grantee maximums set forth in Section 4) shall be equitably adjusted by the Company; provided that any such adjustment shall comply with Section 409A. In addition, in the event of any such increase or decease in the number of outstanding Shares or other transaction described in clause (ii) above, the number and kind of Shares for which Awards are outstanding and the Option Price per Share of outstanding Options and SAR Exercise Price per Share of outstanding SARs shall be equitably adjusted; provided that any such adjustment shall comply with Section 409A.

15.2.	Effect of Certain Transactions

Except as otherwise provided in an Award Agreement and subject to the provisions of Section 15.3, in the event of a Corporate Transaction, the Plan and the Awards shall continue in effect in accordance with their respective terms and conditions, except that following a Corporate Transaction either (i) each outstanding Award shall be treated as provided for in the agreement entered into in connection with the Corporate Transaction or (ii) if not so provided in such agreement, each Grantee shall be entitled to receive in respect of each Share subject to any outstanding Awards, upon exercise or payment or transfer in respect of any Award, the same number and kind of stock, securities, cash, property or other consideration that each holder of a Share was entitled to receive in the Corporate Transaction in respect of a Share; provided, however, that, unless otherwise determined by the Board, such stock, securities, cash, property or other consideration shall remain subject to all of the conditions, restrictions and performance criteria that were applicable to the Awards prior to such Corporate Transaction. Without limiting the generality of the foregoing, the treatment of outstanding Options and SARs pursuant to this Section 15.2 in connection with a Corporate Transaction in which the consideration paid or distributed to the Stockholders is not entirely shares of common stock of the acquiring or resulting corporation may include the cancellation of outstanding Options and SARs upon consummation of the Corporate Transaction as long as, at the election of the Board, (i) the holders of affected Options and SARs have been given a period of at least 15 days prior to the date of the consummation of the Corporate Transaction to exercise the Options or SARs (to the extent otherwise exercisable) or (ii) the holders of the affected Options and SARs are paid (in cash or cash equivalents) in respect of each Share covered by the Option or SAR being canceled an amount equal to the excess, if any, of the per Share price paid or distributed to stockholders in the Corporate Transaction (the value of any non-cash consideration to be determined by the Board) over the Option Price or SAR Exercise Price, as applicable. For avoidance of doubt, (1) the cancellation of Options and SARs pursuant to clause (ii) of the preceding sentence may be effected notwithstanding anything to the contrary contained in the Plan or any Award Agreement and (2) if the amount determined pursuant to clause (ii) of the preceding sentence is zero or less, the affected Option or SAR may be cancelled without any payment therefore. The treatment of any Award as provided in this Section 15.2 shall be conclusively presumed to be appropriate for purposes of Section 15.1.

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15.3.	Change in Control

15.3.1.	Consequences of a Change in Control

For Awards granted to Non-Employee Directors, except as may otherwise be provided in the applicable Award Agreement, upon a Change in Control all such outstanding Awards that may be exercised shall become fully exercisable, all restrictions with respect to such outstanding Awards shall lapse and become vested and non-forfeitable, and any specified performance goals with respect to outstanding Awards shall be deemed to be satisfied at target.

For Awards granted to any other Service Providers, except as may otherwise be provided in the applicable Award Agreement, either of the following provisions shall apply, depending on whether, and the extent to which, such Awards are assumed, converted or replaced by the resulting entity in a Change in Control:

(i)	To the extent such Awards are not assumed, converted or replaced by the resulting entity in the Change in Control, then upon the Change in Control such outstanding Awards that may be exercised shall become fully exercisable, all restrictions with respect to such outstanding Awards, other than for Performance Awards, shall lapse and become vested and non-forfeitable, and for any outstanding Performance Awards the target payout opportunities attainable under such Awards shall be deemed to have been fully earned as of the Change in Control based upon the greater of (A) an assumed achievement of all relevant performance goals at the “target” level or (B) the actual level of achievement of all relevant performance goals against target as of the Company’s fiscal quarter end preceding the Change in Control and the Award shall become vested pro rata based on the portion of the applicable performance period completed through the date of the Change in Control.

(ii)	To the extent such Awards are assumed, converted or replaced by the resulting entity in the Change in Control, if, within two years after the Change in Control, the Service Provider has a Separation from Service either (1) by the Company other than for Cause or (2) by the Service Provider for “good reason” (as defined in the applicable Award Agreement), then such outstanding Awards that may be exercised shall become fully exercisable, all restrictions with respect to such outstanding Awards, other than for Performance Awards, shall lapse and become vested and non-forfeitable, and for any outstanding Performance Awards the target payout opportunities attainable under such Awards shall be deemed to have been fully earned as of the Separation from Service based upon the greater of (A) an assumed achievement of all relevant performance goals at the “target” level or (B) the actual level of achievement of all relevant performance goals against target as of the Company’s fiscal quarter end preceding the Change in Control and the Award shall become vested pro rata based on the portion of the performance period completed through the date of the Separation from Service.

15.3.2.	Change in Control Defined

Unless otherwise provided in the applicable Award Agreement, a “Change in Control” means the consummation of any of the following events:

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(i)	The acquisition, other than from the Company, by any individual, entity or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act), other than the Company or any subsidiary, affiliate (within the meaning of Rule 144 promulgated under the Securities Act) or employee benefit plan of the Company, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 51% or more of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Voting Securities”); or

(ii)	A reorganization, merger, consolidation or recapitalization of the Company (a “Business Combination”), other than a Business Combination in which 51% or more of the combined voting power of the outstanding voting securities of the surviving or resulting entity immediately following the Business Combination is held by the Persons who, immediately prior to the Business Combination, were the holders of the Voting Securities; or

(iii)	A complete liquidation or dissolution of the Company, or a sale of all or substantially all of the assets of the Company.

Notwithstanding the foregoing, if it is determined that an Award is subject to the requirements of Section 409A and payable upon a Change in Control, the Company will not be deemed to have undergone a Change in Control for purposes of the Plan unless the Company is deemed to have undergone a “change in control event” pursuant to the definition of such term in Section 409A.

15.4.	Adjustments

Adjustments under this Section 15 related to Shares or securities of the Company shall be made by the Board. No fractional Shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any adjustment shall be eliminated in each case by rounding downward to the nearest whole Share.

16.	No Limitations on Company

The making of Awards shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

17.	TERMS APPLICABLE GENERALLY TO AWARDS

17.1.	Disclaimer of Rights

No provision in the Plan or in any Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any Affiliate, or to interfere in any way with any contractual or other right or authority of the Company or any Affiliate either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company or any Affiliate. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise provided in the applicable Award Agreement, no Award shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to be a Service Provider. The obligation of the Company to pay any benefits pursuant to the Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms and conditions of the Plan.

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17.2.	Nonexclusivity of the Plan

Neither the adoption of the Plan nor the submission of the Plan to the Stockholders for approval shall be construed as creating any limitations upon the right and authority of the Board or its delegate to adopt such other compensation arrangements as the Board or its delegate determines desirable.

17.3.	Withholding Taxes

The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state or local taxes required by law to be withheld (i) with respect to the vesting of or other lapse of restrictions applicable to an Award, (ii) upon the issuance of any Shares upon the exercise of an Option or SAR or (iii) otherwise due in connection with an Award. At the time of such vesting, lapse or exercise, the Grantee shall pay to the Company or the Affiliate, as the case may be, any amount that the Company or the Affiliate may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Board, the Grantee may elect to satisfy such obligations, or the Company may require such obligations to be satisfied, in whole or in part, (i) by causing the Company or the Affiliate to withhold the minimum required number of Shares otherwise issuable to the Grantee as may be necessary to satisfy such withholding obligation or (ii) by delivering to the Company or the Affiliate Shares already owned by the Grantee. The Shares so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value used to satisfy such withholding obligation shall be determined by the Company or the Affiliate as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 17.3 may satisfy his or her withholding obligation only with Shares that are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

17.4.	Other Provisions

Each Award Agreement may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board. In the event of any conflict between the terms and conditions of an employment agreement and the Plan, the terms and conditions of the employment agreement shall govern.

17.5.	Severability

If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms and conditions, and all provisions shall remain enforceable in any other jurisdiction.

17.6.	Governing Law

The Plan shall be governed by and construed in accordance with the laws of the State of Nevada without giving effect to the principles of conflicts of law, and applicable Federal law.

17.7.	Section 409A

The Plan is intended to comply with Section 409A and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A shall not be treated as deferred compensation unless applicable laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six-month period immediately following the Grantee’s Separation from Service shall instead be paid on the first payroll date after the six-month anniversary of the Grantee’s Separation from Service (or the Grantee’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Board shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Grantee under Section 409A and neither the Company nor the Board shall have any liability to any Grantee for such tax or penalty.

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17.8.	Separation from Service

The Board shall determine the effect of a Separation from Service upon Awards, and such effect shall be set forth in the applicable Award Agreement. Without limiting the foregoing, the Board may provide in the Award Agreements at the time of grant, or any time thereafter with the consent of the Grantee, the actions that will be taken upon the occurrence of a Separation from Service, including accelerated vesting or termination, depending upon the circumstances surrounding the Separation from Service.

17.9.	Transferability of Awards

17.9.1.	Transfers in General

Except as provided in Section 17.9.2, no Award shall be assignable or transferable by a Grantee, other than by will or the laws of descent and distribution, and, during the lifetime of the Grantee, only the Grantee personally (or the Grantee’s personal representative) may exercise rights under the Plan.

17.9.2.	Family Transfers

If authorized in the applicable Award Agreement, a Grantee may transfer, not for value, all or part of an Award (other than Incentive Stock Options) to any Family Member. For the purpose of this Section 17.9.2, a “not for value” transfer is a transfer that is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights or (iii) a transfer to an entity in which more than 50% of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 17.9.2, any such Award shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. Subsequent transfers of transferred Awards are prohibited except to Family Members of the original Grantee in accordance with this Section 17.9.2 or by will or the laws of descent and distribution.

17.10.	Dividends and Dividend Equivalent Rights

If specified in the Award Agreement, the recipient of an Award may be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the Common Stock or other securities covered by an Award. The terms and conditions of a dividend equivalent right may be set forth in the Award Agreement. Dividend equivalents credited to a Grantee may be paid currently or may be deemed to be reinvested in additional Shares or other securities of the Company at a price per unit equal to the Fair Market Value on the date that such dividend was paid to stockholders, as determined by the Board. Notwithstanding the foregoing, in no event will dividends or dividend equivalents on any Award that is subject to the achievement of performance criteria be payable before the Award has become earned and payable.

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17.11.	Plan Construction

In the Plan, unless otherwise stated, the following uses apply: (i) references to a statute or law refer to the statute or law and any amendments and any successor statutes or laws, and to all valid and binding governmental regulations, court decisions and other regulatory and judicial authority issued or rendered thereunder, as amended, or their successors, as in effect at the relevant time; (ii) in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to and including”; (iii) indications of time of day shall be based upon the time applicable to the location of the principal headquarters of the Company; (iv) the words “include,” “includes” and “including” (and the like) mean “include, without limitation,” “includes, without limitation” and “including, without limitation” (and the like), respectively; (v) all references to articles and sections are to articles and sections in the Plan; (vi) all words used shall be construed to be of such gender or number as the circumstances and context require; (vii) the captions and headings of articles and sections have been inserted solely for convenience of reference and shall not be considered a part of the Plan, nor shall any of them affect the meaning or interpretation of the Plan or any of its provisions; (viii) any reference to an agreement, plan, policy, form, document or set of documents, and the rights and obligations of the parties under any such agreement, plan, policy, form, document or set of documents, shall mean such agreement, plan, policy, form, document or set of documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and (ix) all accounting terms not specifically defined shall be construed in accordance with generally accepted accounting principles.

The Plan was adopted by the Board on April 20, 2016 and was approved by the Stockholders on May 23, 2016.

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NON-EMPLOYEE DIRECTOR
NOTICE OF GRANT OF NON-QUALIFIED STOCK OPTION

LILIS ENERGY, INC.
2016 OMNIBUS INCENTIVE PLAN

FOR GOOD AND VALUABLE CONSIDERATION, Lilis Energy, Inc. (the “Company”) hereby grants, pursuant to the provisions of the Lilis Energy, Inc. 2016 Omnibus Incentive Plan (the “Plan”), to the Grantee designated in this Notice of Grant of Non-qualified Stock Option (the “Notice of Grant”) a Non-qualified Stock Option to purchase the number of Shares set forth in the Notice of Grant (the “Option”), subject to certain terms and conditions as outlined below in the Notice of Grant and the additional terms and conditions set forth in the attached Terms and Conditions of Stock Option (together with the Notice of Grant, the “Award Agreement”).

Grantee:	[Name]
Type of Option:	Non-qualified Stock Option
Grant Date:	[Date]
Number of Shares Purchasable:	[####]
Option Price per Share:	$[#.##], which is the Fair Market Value as of the Grant Date
Expiration Date:	[Date], which is [10] years from the Grant Date
Exercisability Schedule:

[Insert schedule – time-based or performance-based]

Notwithstanding the foregoing Exercisability Schedule, exercisability of all or some portion of the Option may be accelerated in accordance with the terms and conditions of Section 2(c) of the attached Terms and Conditions.

Exercise after Separation from Service:

Separation from Service for any reason other than death, Disability or Cause: any non-exercisable portion of the Option expires immediately and any exercisable portion of the Option remains exercisable for [90 days] following Separation from Service for any reason other than death, Disability or Cause;

Separation from Service due to death or Disability: any non-exercisable portion of the Option expires immediately and any exercisable portion of the Option remains exercisable for [12 months] following Separation from Service due to death or Disability; and

Separation from Service for Cause: the entire Option, including any exercisable and non-exercisable portion, expires immediately upon Separation from Service for Cause.

In no event may THE Option be exercised after the Expiration Date as provided above.

Notice of Grant - Page 1

By signing below, the Grantee agrees that the Option is granted under and governed by the terms and conditions of the Plan and the Award Agreement, as of the Grant Date.

GRANTEE	LILIS ENERGY, INC.

Sign Name:	Sign Name:

Print Name:	Print Name:

Title:

Notice of Grant - Page 2

TERMS AND CONDITIONS OF STOCK OPTION

1.           Grant of Option. The Option granted to the Grantee and described in the Notice of Grant is subject to the terms and conditions of the Plan. The terms and conditions of the Plan are hereby incorporated herein by reference. Except as otherwise expressly set forth herein, the Award Agreement shall be construed in accordance with the terms and conditions of the Plan. Any capitalized term not otherwise defined in the Award Agreement shall have the definition set forth in the Plan.

The Committee has approved the grant to the Grantee of the Option, conditioned upon the Grantee’s acceptance of the terms and conditions of the Award Agreement within 60 days after the Award Agreement is presented to the Grantee for review.

2.           Exercise of Option.

(a)           Right to Exercise. The Option shall be exercisable, in whole or in part, during its term in accordance with the Exercisability Schedule set forth in the Notice of Grant and with the applicable provisions of the Plan and the Award Agreement. No Shares shall be issued pursuant to the exercise of the Option unless the issuance and exercise comply with applicable laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Grantee on the date on which the Option is exercised with respect to such Shares. Until such time as the Option has been duly exercised and Shares have been delivered, the Grantee shall not be entitled to exercise any voting rights with respect to such Shares, shall not be entitled to receive dividends or other distributions with respect thereto and shall not have any other rights of a Stockholder with respect thereto.

(b)           Method of Exercise. The Grantee may exercise the Option by delivering an exercise notice in a form approved by the Company (the “Exercise Notice”), which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company. The Exercise Notice shall be accompanied by payment of the aggregate Option Price as to all Shares exercised. The Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Option Price (as well as any applicable withholding or other taxes).

(c)           Acceleration of Exercisability under Certain Circumstances. The exercisability of the Option shall not be accelerated under any circumstances, except as otherwise provided in the Plan; provided, however, that the Option shall become fully exercisable immediately prior to, and contingent upon, a Change in Control.

3.           Method of Payment. If the Grantee elects to exercise the Option by submitting an Exercise Notice in accordance with Section 2(b) above, the aggregate Option Price (as well as any applicable withholding or other taxes) shall be paid by cash or check; provided, however, that the Committee may, but is not required to, consent to payment in any of the following forms, or a combination of them:

(a)           cash or check;

(b)           a “net exercise” under which the Company reduces the number of Shares issued upon exercise by the largest whole number of Shares with a Fair Market Value that does not exceed the aggregate Option Price and any applicable withholding, or such other consideration received by the Company under a cashless exercise program approved by the Company in connection with the Plan;

(c)           surrender of other Shares owned by the Grantee that have a Fair Market Value on the date of surrender equal to the aggregate Option Price of the exercised Shares and any applicable withholding; or

Terms and Conditions - Page 1

(d)           any other consideration that the Committee deems appropriate and in compliance with applicable law.

4.           Restrictions on Exercise. The Option may not be exercised until such time as the Plan has been approved by the Stockholders, or if the issuance of the Shares upon exercise or the method of payment of consideration for those Shares would constitute a violation of any applicable law, regulation or Company policy.

5.           Transferability. The Option may not be transferred in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Grantee only by the Grantee; provided, however, that the Grantee may transfer the Option (a) pursuant to a domestic relations order by a court of competent jurisdiction or (b) to any Family Member of the Grantee in accordance with the “family transfers” provisions of the Plan by delivering to the Company a notice of assignment in a form acceptable to the Company. No transfer or assignment of the Option to or on behalf of a Family Member under this Section 5 shall be effective until the Company has acknowledged such transfer or assignment in writing.

6.           Term of Option. The Option may be exercised only within the term set forth in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of the Award Agreement.

7.           Withholding.

(a)           The Committee shall determine the amount of any withholding or other tax required by law to be withheld or paid by the Company with respect to any income recognized by the Grantee with respect to the Option.

(b)           The Grantee shall be required to meet any applicable tax withholding obligation in accordance with the tax withholding provisions of the Plan.

(c)           [Subject to any rules prescribed by the Committee, the Grantee shall have the right to elect to meet any withholding requirement (i) by having withheld from the Option at the appropriate time that number of whole Shares whose Fair Market Value is equal to the amount of any taxes required to be withheld with respect to the Option, (ii) by direct payment to the Company in cash of the amount of any taxes required to be withheld with respect to the Option or (iii) by a combination of Shares and cash.]

8.           Adjustment. Upon any event described in the “changes in capitalization” provisions of the Plan occurring after the Grant Date, the adjustment provisions as provided for under such provisions shall apply to the Option.

9.           Bound by Plan and Committee Decisions. By accepting the Option, the Grantee acknowledges that the Grantee has received a copy of the Plan, has had an opportunity to review the Plan, and agrees to be bound by all of the terms and conditions of the Plan. In the event of any conflict between the provisions of the Award Agreement and the Plan, the provisions of the Plan shall control. The authority to manage and control the operation and administration of the Award Agreement and the Plan shall be vested in the Committee, and the Committee shall have all powers with respect to the Award Agreement as it has with respect to the Plan. Any interpretation of the Award Agreement or the Plan by the Committee and any decision made by the Committee with respect to the Award Agreement or the Plan shall be final and binding on all persons.

10.           Grantee Representations. The Grantee hereby represents to the Company that the Grantee has read and fully understands the provisions of the Award Agreement and the Plan and that the Grantee’s decision to participate in the Plan is completely voluntary. Further, the Grantee acknowledges that the Grantee is relying solely on his or her own advisors with respect to the tax consequences of the Option.

Terms and Conditions - Page 2

11.           Regulatory Limitations on Exercises. Notwithstanding the other provisions of the Award Agreement, the Committee may impose such conditions, restrictions and limitations (including suspending the exercise of the Option and the tolling of any applicable exercise period during such suspension) on the issuance of Common Stock with respect to the Option unless and until the Committee determines that such issuance complies with (a) any applicable registration requirements under the Securities Act or the Committee has determined that an exemption therefrom is available, (b) any applicable listing requirement of any stock exchange on which the Common Stock is listed, (c) any applicable Company policy or administrative rules and (d) any other applicable provision of state, federal or foreign law, including foreign securities laws where applicable.

12.           Miscellaneous.

(a)           Notices. Any notice that either party hereto may be required or permitted to give to the other shall be in writing and may be delivered personally, by intraoffice mail, by fax, by electronic mail or other electronic means, or via a postal service, postage prepaid, to such electronic mail or postal address and directed to such person as the Company may notify the Grantee from time to time; and to the Grantee at the Grantee’s electronic mail or postal address as shown on the records of the Company from time to time, or at such other electronic mail or postal address as the Grantee, by notice to the Company, may designate in writing from time to time.

(b)           Waiver. The waiver by any party hereto of a breach of any provision of the Award Agreement shall not operate or be construed as a waiver of any other or subsequent breach.

(c)           Entire Agreement. The Award Agreement and the Plan constitute the entire agreement between the parties with respect to the Option. Any prior agreements, commitments or negotiations concerning the Option are superseded.

(d)           Binding Effect; Successors. The obligations and rights of the Company under the Award Agreement shall be binding upon and inure to the benefit of the Company and any successor corporation or organization resulting from the merger, consolidation, sale, or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company. The obligations and rights of the Grantee under the Award Agreement shall be binding upon and inure to the benefit of the Grantee and the beneficiaries, executors, administrators, heirs and successors of the Grantee.

(e)           Governing Law; Consent to Jurisdiction; Consent to Venue; Service of Process. The Award Agreement shall be construed and interpreted in accordance with the internal laws of the State of New York without regard to principles of conflicts of law thereof, or principles of conflicts of laws of any other jurisdiction that could cause the application of the laws of any jurisdiction other than the State of New York. For purposes of resolving any dispute that arises directly or indirectly from the relationship of the parties evidenced by the Award Agreement, the Grantee hereby submits to and consents to the exclusive jurisdiction of the State of New York and agrees that any related litigation shall be conducted solely in the courts of New York County, New York or the federal courts for the United States for the Southern District of New York, where the Award Agreement is made and/or to be performed, and no other courts. The Grantee may be served with process in any manner permitted under State of New York law, or by United States registered or certified mail, return receipt requested.

(f)           Headings. The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of the Award Agreement.

Terms and Conditions - Page 3

(g)           Amendment. The Award Agreement may be amended at any time by the Committee, provided that no amendment may, without the consent of the Grantee, materially impair the Grantee’s rights with respect to the Option.

(h)           Severability. The invalidity or unenforceability of any provision of the Award Agreement shall not affect the validity or enforceability of any other provision of the Award Agreement, and each other provision of the Award Agreement shall be severable and enforceable to the extent permitted by law.

(i)           No Rights to Service. Nothing contained in the Award Agreement shall be construed as giving the Grantee any right to be retained, in any position, as a director, officer, employee, or consultant of the Company or its Affiliates, or shall interfere with or restrict in any way the rights of the Company or its Affiliates, which are hereby expressly reserved, to remove, terminate or discharge the Grantee at any time for any reason whatsoever or for no reason, subject to the Company’s articles of incorporation, bylaws and other similar governing documents and applicable law.

(j)           Section 409A. It is intended that the Award Agreement and the Option will be exempt from (or in the alternative will comply with) Code Section 409A, and the Award Agreement shall be administered accordingly and interpreted and construed on a basis consistent with such intent. This Section 12(j) shall not be construed as a guarantee of any particular tax effect for the Grantee’s benefits under the Award Agreement and the Company does not guarantee that any such benefits will satisfy the provisions of Code Section 409A or any other provision of the Code.

(k)           Further Assurances. The Grantee agrees, upon demand of the Company or the Committee, to do all acts and execute, deliver and perform all additional documents, instruments and agreements that may be reasonably required by the Company or the Committee, as the case may be, to implement the provisions and purposes of the Award Agreement and the Plan.

(l)           Confidentiality. The Grantee agrees that the terms and conditions of the Option award reflected in the Award Agreement are strictly confidential and, with the exception of the Grantee’s counsel, tax advisor, immediate family, or as required by applicable law, have not and shall not be disclosed, discussed or revealed to any other persons, entities or organizations, whether within or outside Company, without prior written approval of Company. The Grantee shall take all reasonable steps necessary to ensure that confidentiality is maintained by any of the individuals or entities referenced above to whom disclosure is authorized.

(m)           Clawback. All awards, amounts or benefits received or outstanding under the Plan shall be subject to clawback, cancellation, recoupment, rescission, payback, reduction or other similar action in accordance with the terms of any Company clawback or similar policy or any applicable law related to such actions, as may be in effect from time to time. The Grantee acknowledges and consents to the Company’s application, implementation and enforcement of any applicable Company clawback or similar policy that may apply to the Grantee, whether adopted prior to or following the Grant Date, and any provision of applicable law relating to clawback, cancellation, recoupment, rescission, payback or reduction of compensation, and the Company may take such actions as may be necessary to effectuate any such policy or applicable law, without further consideration or action.

Terms and Conditions - Page 4

NOTICE OF GRANT OF RESTRICTED STOCK AWARD

LILIS ENERGY, INC.
2016 OMNIBUS INCENTIVE PLAN

FOR GOOD AND VALUABLE CONSIDERATION, Lilis Energy, Inc. (the “Company”) hereby grants, pursuant to the provisions of the Lilis Energy, Inc. 2016 Omnibus Incentive Plan (the “Plan”), to the Grantee designated in this Notice of Grant of Restricted Stock Award (the “Notice of Grant”), the number of Restricted Shares set forth in the Notice of Grant (the “Award”), subject to certain terms and conditions as outlined below in the Notice of Grant and the additional terms and conditions set forth in the attached Terms and Conditions of Restricted Stock Award (the “Terms and Conditions,” and together with the Notice of Grant, the “Award Agreement”).

Grantee:	[Name]
Grant Date:	[Date]
Number of Restricted Shares:	[####]
Vesting Schedule:	Subject to the provisions of the Terms and Conditions, the Award shall vest in accordance with the following schedule, in the event the Grantee does not have a Separation from Service prior to the applicable vesting date: [Insert schedule – time-based or performance-based]
Acceleration of Vesting on Separation from Service:	[Add provisions if applicable; otherwise delete.]
Acceleration of Vesting on Change in Control:	[Add provisions if applicable; otherwise delete.]

By signing below, the Grantee agrees that the Award is granted under and governed by the terms and conditions of the Plan and the Award Agreement, as of the Grant Date.

GRANTEE	LILIS ENERGY, INC.

Sign Name:	Sign Name:

Print Name:	Print Name:

Title:

Notice of Grant - Page 1

TERMS AND CONDITIONS OF RESTRICTED STOCK AWARD

1.	Grant of Restricted Stock.

(a)           The Award granted to the Grantee and described in the Notice of Grant is subject to the terms and conditions of the Plan. The terms and conditions of the Plan are hereby incorporated herein by reference. Except as otherwise expressly set forth herein, the Award Agreement shall be construed in accordance with the terms and conditions of the Plan. Any capitalized term not otherwise defined in the Award Agreement shall have the definition set forth in the Plan.

(b)           The Committee has approved the grant to the Grantee of the Award, conditioned upon the Grantee’s acceptance of the terms and conditions of the Award Agreement within 60 days after the Award Agreement is presented to the Grantee for review.

(c)           As of the Grant Date, the Company grants to the Grantee the number of restricted Shares set forth in the Notice of Grant (the “Restricted Shares”), subject to the terms and conditions of the Plan and the Award Agreement. If and when the restrictions set forth in Section 2 below lapse in accordance with the Award Agreement prior to forfeiture of the Restricted Shares, and upon the satisfaction of all other applicable conditions as to the Restricted Shares, such Shares shall no longer be considered Restricted Shares for purposes of the Award Agreement.

(d)           As soon as practicable after the Grant Date, the Company shall direct that a stock certificate or certificates representing the applicable Restricted Shares be registered in the name of the Grantee. Such certificate or certificates shall be held in the custody of the Company or its designee until the expiration of the applicable Restricted Period (as defined in Section 3 below). Upon the request of the Company, the Grantee shall deliver to the Company one or more stock powers endorsed in blank relating to the Restricted Shares.

(e)           In the event that a certificate for the Restricted Shares is delivered to the Grantee, such certificate shall bear the following legend:

The ownership and transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Lilis Energy, Inc. 2016 Omnibus Incentive Plan and a restricted stock award agreement entered into between the registered owner and Lilis Energy, Inc. Copies of such plan and agreement are on file in the executive offices of Lilis Energy, Inc.

In addition, the stock certificate or certificates for the Restricted Shares shall be subject to such stop-transfer orders and other restrictions as the Company may deem advisable under the rules, regulations and other requirements of the SEC, any stock exchange upon which the Common Stock is then listed, and any applicable federal or state securities law, and the Company may cause a legend or legends to be placed on such certificate or certificates to make appropriate reference to such restrictions.

2.	Restrictions.

(a)           [The Grantee shall have all rights and privileges of a Stockholder as to the Restricted Shares, including the right to vote and receive dividends or other distributions with respect to the Restricted Shares, except that the following restrictions shall apply] OR [The Grantee shall have no rights or privileges of a Stockholder as to the Restricted Shares prior to vesting, including no right to vote or receive dividends or other distributions with respect to the Restricted Shares; in addition, the following provisions shall apply]:

Terms and Conditions - Page 1

(i)           the Grantee shall not be entitled to delivery of the certificate or certificates for the Restricted Shares until the expiration of the Restricted Period without a forfeiture of the Restricted Shares and upon the satisfaction of all other applicable conditions;

(ii)           none of the Restricted Shares may be sold, transferred (other than by will or the laws of descent and distribution), assigned, pledged or otherwise encumbered or disposed of during the Restricted Period applicable to such shares; and

(iii)           all of the Restricted Shares shall be forfeited and returned to the Company and all rights of the Grantee with respect to the Restricted Shares shall terminate in their entirety on the terms and conditions set forth in Section 4 below.

(b)           Any attempt to dispose of Restricted Shares or any interest in the Restricted Shares in a manner contrary to the restrictions set forth in the Award Agreement shall be void and of no effect.

3.           Restricted Period and Vesting. The “Restricted Period” is the period beginning on the Grant Date and ending on the date the Restricted Shares, or such applicable portion of the Restricted Shares, are deemed vested under the schedule set forth in the Notice of Grant [(including any applicable accelerated vesting provisions set forth in the Notice of Grant)].

4.	Forfeiture.

(a)           If, during the Restricted Period, (i) the Grantee incurs a Separation from Service, (ii) there occurs a material breach of the Award Agreement by the Grantee or (iii) the Grantee fails to meet the tax withholding obligations described in Section 5 below, all rights of the Grantee to the Restricted Shares that have not vested in accordance with Section 3 above [(including pursuant to any applicable accelerated vesting provisions set forth in the Notice of Grant)] shall terminate immediately and be forfeited in their entirety.

(b)           In the event of any forfeiture under this Section 4, the certificate or certificates representing the forfeited Restricted Shares shall be canceled to the extent of any Restricted Shares that were forfeited.

5.	Withholding.

(a)           The Committee shall determine the amount of any withholding or other tax required by law to be withheld or paid by the Company with respect to any income recognized by the Grantee with respect to the Award.

(b)           The Grantee shall be required to meet any applicable tax withholding obligation in accordance with the tax withholding provisions of the Plan.

(c)           [Subject to any rules prescribed by the Committee, the Grantee shall have the right to elect to meet any withholding requirement (i) by having withheld from the Award at the appropriate time that number of whole Shares whose Fair Market Value is equal to the amount of any taxes required to be withheld with respect to the Award, (ii) by direct payment to the Company in cash of the amount of any taxes required to be withheld with respect to the Award or (iii) by a combination of Shares and cash.]

6.           Adjustment. Upon any event described in the “changes in capitalization” provisions of the Plan occurring after the Grant Date, the adjustment provisions as provided for under such provisions of the Plan shall apply to the Award.

Terms and Conditions - Page 2

7.           Bound by Plan and Committee Decisions. By accepting the Award, the Grantee acknowledges that the Grantee has received a copy of the Plan, has had an opportunity to review the Plan, and agrees to be bound by all of the terms and conditions of the Plan. In the event of any conflict between the provisions of the Award Agreement and the Plan, the provisions of the Plan shall control. The authority to manage and control the operation and administration of the Award Agreement and the Plan shall be vested in the Committee, and the Committee shall have all powers with respect to the Award Agreement as it has with respect to the Plan. Any interpretation of the Award Agreement or the Plan by the Committee and any decision made by the Committee with respect to the Award Agreement or the Plan shall be final and binding on all persons.

8.           Grantee Representations. The Grantee hereby represents to the Company that the Grantee has read and fully understands the provisions of the Award Agreement and the Plan and that the Grantee’s decision to participate in the Plan is completely voluntary. Further, the Grantee acknowledges that the Grantee is relying solely on his or her own advisors with respect to the tax consequences of the Award.

9.           Regulatory Restrictions on the Restricted Shares. Notwithstanding the other provisions of the Award Agreement, the Committee may impose such conditions, restrictions and limitations on the issuance of Common Stock with respect to the Award unless and until the Committee determines that such issuance complies with (a) any applicable registration requirements under the Securities Act or the Committee has determined that an exemption therefrom is available, (b) any applicable listing requirement of any stock exchange on which the Common Stock is listed, (c) any applicable Company policy or administrative rules and (d) any other applicable provision of state, federal or foreign law, including foreign securities laws where applicable.

10.	Miscellaneous.

(a)           Notices. Any notice that either party hereto may be required or permitted to give to the other shall be in writing and may be delivered personally, by intraoffice mail, by fax, by electronic mail or other electronic means, or via a postal service, postage prepaid, to such electronic mail or postal address and directed to such person as the Company may notify the Grantee from time to time; and to the Grantee at the Grantee’s electronic mail or postal address as shown on the records of the Company from time to time, or at such other electronic mail or postal address as the Grantee, by notice to the Company, may designate in writing from time to time.

(b)           Waiver. The waiver by any party hereto of a breach of any provision of the Award Agreement shall not operate or be construed as a waiver of any other or subsequent breach.

(c)           Entire Agreement. The Award Agreement and the Plan constitute the entire agreement between the parties with respect to the Award. Any prior agreements, commitments or negotiations concerning the Award are superseded.

(d)           Binding Effect; Successors. The obligations and rights of the Company under the Award Agreement shall be binding upon and inure to the benefit of the Company and any successor corporation or organization resulting from the merger, consolidation, sale, or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company. The obligations and rights of the Grantee under the Award Agreement shall be binding upon and inure to the benefit of the Grantee and the beneficiaries, executors, administrators, heirs and successors of the Grantee.

(e)           Governing Law; Consent to Jurisdiction; Consent to Venue; Service of Process. The Award Agreement shall be construed and interpreted in accordance with the internal laws of the State of New York without regard to principles of conflicts of law thereof, or principles of conflicts of laws of any other jurisdiction that could cause the application of the laws of any jurisdiction other than the State of New York. For purposes of resolving any dispute that arises directly or indirectly from the relationship of the parties evidenced by the Award Agreement, the Grantee hereby submits to and consents to the exclusive jurisdiction of the State of New York and agrees that any related litigation shall be conducted solely in the courts of New York County, New York or the federal courts for the United States for the Southern District of New York, where the Award Agreement is made and/or to be performed, and no other courts. The Grantee may be served with process in any manner permitted under State of New York law, or by United States registered or certified mail, return receipt requested.

Terms and Conditions - Page 3

(f)           Headings. The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of the Award Agreement.

(g)           Amendment. The Award Agreement may be amended at any time by the Committee, provided that no amendment may, without the consent of the Grantee, materially impair the Grantee’s rights with respect to the Award.

(h)           Severability. The invalidity or unenforceability of any provision of the Award Agreement shall not affect the validity or enforceability of any other provision of the Award Agreement, and each other provision of the Award Agreement shall be severable and enforceable to the extent permitted by law.

(i)           No Rights to Service. Nothing contained in the Award Agreement shall be construed as giving the Grantee any right to be retained, in any position, as a director, officer, employee, or consultant of the Company or its Affiliates, or shall interfere with or restrict in any way the rights of the Company or its Affiliates, which are hereby expressly reserved, to remove, terminate or discharge the Grantee at any time for any reason whatsoever or for no reason, subject to the Company’s articles of incorporation, bylaws and other similar governing documents and applicable law.

(j)           Section 409A. It is intended that the Award Agreement and the Award will be exempt from (or in the alternative will comply with) Code Section 409A, and the Award Agreement shall be administered accordingly and interpreted and construed on a basis consistent with such intent. This Section 10(j) shall not be construed as a guarantee of any particular tax effect for the Grantee’s benefits under the Award Agreement and the Company does not guarantee that any such benefits will satisfy the provisions of Code Section 409A or any other provision of the Code.

(k)           Further Assurances. The Grantee agrees, upon demand of the Company or the Committee, to do all acts and execute, deliver and perform all additional documents, instruments and agreements that may be reasonably required by the Company or the Committee, as the case may be, to implement the provisions and purposes of the Award Agreement and the Plan.

(l)           Confidentiality. The Grantee agrees that the terms and conditions of the Award reflected in the Award Agreement are strictly confidential and, with the exception of the Grantee’s counsel, tax advisor, immediate family, or as required by applicable law, have not and shall not be disclosed, discussed or revealed to any other persons, entities or organizations, whether within or outside Company, without prior written approval of Company. The Grantee shall take all reasonable steps necessary to ensure that confidentiality is maintained by any of the individuals or entities referenced above to whom disclosure is authorized.

(m)           Clawback. All awards, amounts or benefits received or outstanding under the Plan shall be subject to clawback, cancellation, recoupment, rescission, payback, reduction or other similar action in accordance with the terms of any Company clawback or similar policy or any applicable law related to such actions, as may be in effect from time to time. The Grantee acknowledges and consents to the Company’s application, implementation and enforcement of any applicable Company clawback or similar policy that may apply to the Grantee, whether adopted prior to or following the Grant Date, and any provision of applicable law relating to clawback, cancellation, recoupment, rescission, payback or reduction of compensation, and the Company may take such actions as may be necessary to effectuate any such policy or applicable law, without further consideration or action.

Terms and Conditions - Page 4

NOTICE OF GRANT OF [INCENTIVE/NON-QUALIFIED] STOCK OPTION

LILIS ENERGY, INC.
2016 OMNIBUS INCENTIVE PLAN

FOR GOOD AND VALUABLE CONSIDERATION, Lilis Energy, Inc. (the “Company”) hereby grants, pursuant to the provisions of the Lilis Energy, Inc. 2016 Omnibus Incentive Plan (the “Plan”), to the Grantee designated in this Notice of Grant of [Incentive/Non-qualified] Stock Option (the “Notice of Grant”) [an Incentive/a Non-qualified] Stock Option to purchase the number of Shares set forth in the Notice of Grant (the “Option”), subject to certain terms and conditions as outlined below in the Notice of Grant and the additional terms and conditions set forth in the attached Terms and Conditions of Stock Option (together with the Notice of Grant, the “Award Agreement”).

Grantee:	[Name]
Type of Option:	[Incentive/Non-qualified] Stock Option
Grant Date:	[Date]
Number of Shares Purchasable:	[####]
Option Price per Share:	$[#.##], which is the Fair Market Value as of the Grant Date
Expiration Date:	[Date], which is [10] years from the Grant Date
Exercisability Schedule:

[Insert schedule – time-based or performance-based]

[Notwithstanding the foregoing Exercisability Schedule, exercisability of all or some portion of the Option may be accelerated in accordance with the terms and conditions of Section 2(c) of the attached Terms and Conditions.]

Exercise after Separation from Service:

Separation from Service for any reason other than death, Disability or Cause: any non-exercisable portion of the Option expires immediately and any exercisable portion of the Option remains exercisable for [90 days] following Separation from Service for any reason other than death, Disability or Cause;

Separation from Service due to death or Disability: any non-exercisable portion of the Option expires immediately and any exercisable portion of the Option remains exercisable for [12 months] following Separation from Service due to death or Disability; and

Separation from Service for Cause: the entire Option, including any exercisable and non-exercisable portion, expires immediately upon Separation from Service for Cause.

In no event may THE Option be exercised after the Expiration Date as provided above.

Notice of Grant - Page 1

By signing below, the Grantee agrees that the Option is granted under and governed by the terms and conditions of the Plan and the Award Agreement, as of the Grant Date.

GRANTEE	LILIS ENERGY, INC.

Sign Name:	Sign Name:

Print Name:	Print Name:

Title:

Notice of Grant - Page 2

TERMS AND CONDITIONS OF STOCK OPTION

1.           Grant of Option. The Option granted to the Grantee and described in the Notice of Grant is subject to the terms and conditions of the Plan. The terms and conditions of the Plan are hereby incorporated herein by reference. Except as otherwise expressly set forth herein, the Award Agreement shall be construed in accordance with the terms and conditions of the Plan. Any capitalized term not otherwise defined in the Award Agreement shall have the definition set forth in the Plan.

The Committee has approved the grant to the Grantee of the Option, conditioned upon the Grantee’s acceptance of the terms and conditions of the Award Agreement within 60 days after the Award Agreement is presented to the Grantee for review.

[If designated in the Notice of Grant as an Incentive Stock Option, the Option is intended to qualify as an Incentive Stock Option. To the extent that the Option fails to meet the requirements of an Incentive Stock Option or is not designated as an Incentive Stock Option, the Option shall be treated as a Non-qualified Stock Option.]

2.           Exercise of Option.

(a)           Right to Exercise. The Option shall be exercisable, in whole or in part, during its term in accordance with the Exercisability Schedule set forth in the Notice of Grant and with the applicable provisions of the Plan and the Award Agreement. No Shares shall be issued pursuant to the exercise of the Option unless the issuance and exercise comply with applicable laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Grantee on the date on which the Option is exercised with respect to such Shares. Until such time as the Option has been duly exercised and Shares have been delivered, the Grantee shall not be entitled to exercise any voting rights with respect to such Shares, shall not be entitled to receive dividends or other distributions with respect thereto and shall not have any other rights of a Stockholder with respect thereto.

(b)           Method of Exercise. The Grantee may exercise the Option by delivering an exercise notice in a form approved by the Company (the “Exercise Notice”), which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company. The Exercise Notice shall be accompanied by payment of the aggregate Option Price as to all Shares exercised. The Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Option Price (as well as any applicable withholding or other taxes).

(c)           Acceleration of Exercisability under Certain Circumstances. [Choose (or create a different alternative; e.g., vesting in the event of disability or death): The exercisability of the Option shall not be accelerated under any circumstances, except as otherwise provided in the Plan. / The exercisability of the Option shall not be accelerated under any circumstances, except as otherwise provided in the Plan; provided, however, that the Option shall become fully exercisable immediately prior to, and contingent upon, a Change in Control.]

3.           Method of Payment. If the Grantee elects to exercise the Option by submitting an Exercise Notice in accordance with Section 2(b) above, the aggregate Option Price (as well as any applicable withholding or other taxes) shall be paid by cash or check; provided, however, that the Committee may, but is not required to, consent to payment in any of the following forms, or a combination of them:

(a)           cash or check;

Terms and Conditions - Page 1

(b)           a “net exercise” under which the Company reduces the number of Shares issued upon exercise by the largest whole number of Shares with a Fair Market Value that does not exceed the aggregate Option Price and any applicable withholding, or such other consideration received by the Company under a cashless exercise program approved by the Company in connection with the Plan;

(c)           surrender of other Shares owned by the Grantee that have a Fair Market Value on the date of surrender equal to the aggregate Option Price of the exercised Shares and any applicable withholding; or

(d)           any other consideration that the Committee deems appropriate and in compliance with applicable law.

4.           Restrictions on Exercise. The Option may not be exercised until such time as the Plan has been approved by the Stockholders, or if the issuance of the Shares upon exercise or the method of payment of consideration for those Shares would constitute a violation of any applicable law, regulation or Company policy.

5.           Transferability. The Option may not be transferred in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Grantee only by the Grantee[; provided, however, that the Grantee may transfer the Option (a) pursuant to a domestic relations order by a court of competent jurisdiction or (b) to any Family Member of the Grantee in accordance with the “family transfers” provisions of the Plan by delivering to the Company a notice of assignment in a form acceptable to the Company. No transfer or assignment of the Option to or on behalf of a Family Member under this Section 5 shall be effective until the Company has acknowledged such transfer or assignment in writing].

6.           Term of Option. The Option may be exercised only within the term set forth in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of the Award Agreement.

7.           Withholding.

(a)           The Committee shall determine the amount of any withholding or other tax required by law to be withheld or paid by the Company with respect to any income recognized by the Grantee with respect to the Option.

(b)           The Grantee shall be required to meet any applicable tax withholding obligation in accordance with the tax withholding provisions of the Plan.

(c)           [Subject to any rules prescribed by the Committee, the Grantee shall have the right to elect to meet any withholding requirement (i) by having withheld from the Option at the appropriate time that number of whole Shares whose Fair Market Value is equal to the amount of any taxes required to be withheld with respect to the Option, (ii) by direct payment to the Company in cash of the amount of any taxes required to be withheld with respect to the Option or (iii) by a combination of Shares and cash.]

[(d)           If the Grantee makes any disposition of Shares delivered pursuant to the exercise of an Incentive Stock Option under the circumstances described in Code Section 421(b) (relating to certain disqualifying dispositions), the Grantee shall notify the Company of such disposition within 10 days of such disposition.]

8.           Adjustment. Upon any event described in the “changes in capitalization” provisions of the Plan occurring after the Grant Date, the adjustment provisions as provided for under such provisions of the Plan shall apply to the Option.

Terms and Conditions - Page 2

9.           Bound by Plan and Committee Decisions. By accepting the Option, the Grantee acknowledges that the Grantee has received a copy of the Plan, has had an opportunity to review the Plan, and agrees to be bound by all of the terms and conditions of the Plan. In the event of any conflict between the provisions of the Award Agreement and the Plan, the provisions of the Plan shall control. The authority to manage and control the operation and administration of the Award Agreement and the Plan shall be vested in the Committee, and the Committee shall have all powers with respect to the Award Agreement as it has with respect to the Plan. Any interpretation of the Award Agreement or the Plan by the Committee and any decision made by the Committee with respect to the Award Agreement or the Plan shall be final and binding on all persons.

10.           Grantee Representations. The Grantee hereby represents to the Company that the Grantee has read and fully understands the provisions of the Award Agreement and the Plan and that the Grantee’s decision to participate in the Plan is completely voluntary. Further, the Grantee acknowledges that the Grantee is relying solely on his or her own advisors with respect to the tax consequences of the Option.

11.           Regulatory Limitations on Exercises. Notwithstanding the other provisions of the Award Agreement, the Committee may impose such conditions, restrictions and limitations (including suspending the exercise of the Option and the tolling of any applicable exercise period during such suspension) on the issuance of Common Stock with respect to the Option unless and until the Committee determines that such issuance complies with (a) any applicable registration requirements under the Securities Act or the Committee has determined that an exemption therefrom is available, (b) any applicable listing requirement of any stock exchange on which the Common Stock is listed, (c) any applicable Company policy or administrative rules and (d) any other applicable provision of state, federal or foreign law, including foreign securities laws where applicable.

12.           Miscellaneous.

(a)           Notices. Any notice that either party hereto may be required or permitted to give to the other shall be in writing and may be delivered personally, by intraoffice mail, by fax, by electronic mail or other electronic means, or via a postal service, postage prepaid, to such electronic mail or postal address and directed to such person as the Company may notify the Grantee from time to time; and to the Grantee at the Grantee’s electronic mail or postal address as shown on the records of the Company from time to time, or at such other electronic mail or postal address as the Grantee, by notice to the Company, may designate in writing from time to time.

(b)           Waiver. The waiver by any party hereto of a breach of any provision of the Award Agreement shall not operate or be construed as a waiver of any other or subsequent breach.

(c)           Entire Agreement. The Award Agreement and the Plan constitute the entire agreement between the parties with respect to the Option. Any prior agreements, commitments or negotiations concerning the Option are superseded.

(d)           Binding Effect; Successors. The obligations and rights of the Company under the Award Agreement shall be binding upon and inure to the benefit of the Company and any successor corporation or organization resulting from the merger, consolidation, sale, or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company. The obligations and rights of the Grantee under the Award Agreement shall be binding upon and inure to the benefit of the Grantee and the beneficiaries, executors, administrators, heirs and successors of the Grantee.

(e)           Governing Law; Consent to Jurisdiction; Consent to Venue; Service of Process. The Award Agreement shall be construed and interpreted in accordance with the internal laws of the State of New York without regard to principles of conflicts of law thereof, or principles of conflicts of laws of any other jurisdiction that could cause the application of the laws of any jurisdiction other than the State of New York. For purposes of resolving any dispute that arises directly or indirectly from the relationship of the parties evidenced by the Award Agreement, the Grantee hereby submits to and consents to the exclusive jurisdiction of the State of New York and agrees that any related litigation shall be conducted solely in the courts of New York County, New York or the federal courts for the United States for the Southern District of New York, where the Award Agreement is made and/or to be performed, and no other courts. The Grantee may be served with process in any manner permitted under State of New York law, or by United States registered or certified mail, return receipt requested.

Terms and Conditions - Page 3

(f)           Headings. The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of the Award Agreement.

(g)           Amendment. The Award Agreement may be amended at any time by the Committee, provided that no amendment may, without the consent of the Grantee, materially impair the Grantee’s rights with respect to the Option.

(h)           Severability. The invalidity or unenforceability of any provision of the Award Agreement shall not affect the validity or enforceability of any other provision of the Award Agreement, and each other provision of the Award Agreement shall be severable and enforceable to the extent permitted by law.

(i)           No Rights to Service. Nothing contained in the Award Agreement shall be construed as giving the Grantee any right to be retained, in any position, as a director, officer, employee, or consultant of the Company or its Affiliates, or shall interfere with or restrict in any way the rights of the Company or its Affiliates, which are hereby expressly reserved, to remove, terminate or discharge the Grantee at any time for any reason whatsoever or for no reason, subject to the Company’s articles of incorporation, bylaws and other similar governing documents and applicable law.

(j)           Section 409A. It is intended that the Award Agreement and the Option will be exempt from (or in the alternative will comply with) Code Section 409A, and the Award Agreement shall be administered accordingly and interpreted and construed on a basis consistent with such intent. This Section 12(j) shall not be construed as a guarantee of any particular tax effect for the Grantee’s benefits under the Award Agreement and the Company does not guarantee that any such benefits will satisfy the provisions of Code Section 409A or any other provision of the Code.

(k)           Further Assurances. The Grantee agrees, upon demand of the Company or the Committee, to do all acts and execute, deliver and perform all additional documents, instruments and agreements that may be reasonably required by the Company or the Committee, as the case may be, to implement the provisions and purposes of the Award Agreement and the Plan.

(l)           Confidentiality. The Grantee agrees that the terms and conditions of the Option award reflected in the Award Agreement are strictly confidential and, with the exception of the Grantee’s counsel, tax advisor, immediate family, or as required by applicable law, have not and shall not be disclosed, discussed or revealed to any other persons, entities or organizations, whether within or outside Company, without prior written approval of Company. The Grantee shall take all reasonable steps necessary to ensure that confidentiality is maintained by any of the individuals or entities referenced above to whom disclosure is authorized.

(m)           Clawback. All awards, amounts or benefits received or outstanding under the Plan shall be subject to clawback, cancellation, recoupment, rescission, payback, reduction or other similar action in accordance with the terms of any Company clawback or similar policy or any applicable law related to such actions, as may be in effect from time to time. The Grantee acknowledges and consents to the Company’s application, implementation and enforcement of any applicable Company clawback or similar policy that may apply to the Grantee, whether adopted prior to or following the Grant Date, and any provision of applicable law relating to clawback, cancellation, recoupment, rescission, payback or reduction of compensation, and the Company may take such actions as may be necessary to effectuate any such policy or applicable law, without further consideration or action.

Terms and Conditions - Page 4

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE SPECIAL MEETING OF STOCKHOLDERS OF

LILIS ENERGY, INC.

TO BE HELD [________], 2016

The undersigned hereby appoints Abraham Mirman and Ariella Fuchs, or either of them, as the lawful agent and proxy of the undersigned (with all the powers the undersigned would possess if personally present, including full power of substitution), and hereby authorizes him to represent and to vote, as designated below, all the shares of common stock of Lilis Energy, Inc. (the “Company”) held of record by the undersigned, that the undersigned would be entitled to vote if personally present at the Special Meeting of stockholders to be held at 10:00 a.m. local time on [________], 2016, at the offices of K&L Gates LLP located at 599 Lexington Avenue, New York, NY 10022-6030.

1.

To approve the potential issuance of 20% or more of our outstanding common stock with respect to our Series B 6% Convertible Preferred Stock and related warrants to purchase to common stock.

_____________ FOR _____________ AGAINST _____________ ABSTAIN

2.

To approve an amendment to our 2016 Omnibus Incentive Plan to increase the authorized number of shares of common stock available and reserved for issuance under such plan by 5,000,000 shares to an aggregate of 10,000,000 shares.

_____________ FOR _____________ AGAINST _____________ ABSTAIN

3.	To ratify and approve a reverse stock split of our issued and outstanding common stock. _____________ FOR _____________ AGAINST _____________ ABSTAIN

In his or her discretion, the proxy is authorized to vote upon any matters which may properly come before the Special Meeting, or any adjournment or postponement thereof.

It is understood that when properly executed, this proxy will be voted in the manner directed herein by the undersigned stockholder. Where no choice is specified by the stockholder, the proxy will be voted in favor of the proposals set forth on this proxy.

The undersigned hereby revokes all previous proxies relating to the shares covered hereby and confirms all that said proxy may do by virtue hereof.

Please indicate whether you will attend the Special Meeting of stockholders [________], 2016: I ☐ plan ☐ do not plan to attend the Special Meeting.

PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

SIGNATURE:		Date:

SIGNATURE:		Date:
Signature if held jointly

NOTE: Please sign exactly as name appears on the envelope in which this proxy card and the accompanying proxy statement were sent to you. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, or guardian, please provide full title and capacity. Corporations must provide full name of corporation and title of authorized officer signing.